REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
General American Separate Account Eleven
and Board of Directors of
Metropolitan Tower Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of General American Separate Account Eleven (the "Separate Account") of Metropolitan Tower Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2 as of December 31, 2023, the related statements of operations and changes in net assets for each of the three years in the period then ended, the financial highlights in Note 8 for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2023, and the results of their operations and changes in their net assets for each of the three years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2023, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 22, 2024

We have served as the Separate Account's auditor since 2000.

This page is intentionally left blank.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	American Funds® Global Small Capitalization Division	American Funds® Growth Division	American Funds® Growth-Income Division	BHFTI Brighthouse Asset Allocation 100 Division
Assets:
Investments at fair value	$3,119,886	$22,434,873	$13,357,546	$13,176
Due from Metropolitan Tower Life Insurance Company	—	—	—	—
Total Assets	3,119,886	22,434,873	13,357,546	13,176
Liabilities:
Accrued fees	65	26	35	—
Due to Metropolitan Tower Life Insurance Company	—	—	1	—
Total Liabilities	65	26	36	—
Net Assets	$3,119,821	$22,434,847	$13,357,510	$13,176

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTI CBRE Global Real Estate Division	BHFTI Harris Oakmark International Division	BHFTI Invesco Small Cap Growth Division	BHFTI Loomis Sayles Growth Division	BHFTI MFS® Research International Division
Assets:
Investments at fair value	$1,073,040	$4,523,566	$902,818	$791,600	$9,243,841
Due from Metropolitan Tower Life Insurance Company	1	—	1	1	—
Total Assets	1,073,041	4,523,566	902,819	791,601	9,243,841
Liabilities:
Accrued fees	72	46	65	70	27
Due to Metropolitan Tower Life Insurance Company	—	—	—	—	1
Total Liabilities	72	46	65	70	28
Net Assets	$1,072,969	$4,523,520	$902,754	$791,531	$9,243,813

The accompanying notes are an integral part of these financial statements.

	BHFTI Morgan Stanley Discovery Division	BHFTI PIMCO Total Return Division	BHFTI T. Rowe Price Large Cap Value Division	BHFTI T. Rowe Price Mid Cap Growth Division	BHFTI Victory Sycamore Mid Cap Value Division
Assets:
Investments at fair value	$2,652,313	$6,746,108	$2,103,614	$3,634,196	$3,654,511
Due from Metropolitan Tower Life Insurance Company	—	—	—	—	—
Total Assets	2,652,313	6,746,108	2,103,614	3,634,196	3,654,511
Liabilities:
Accrued fees	58	51	69	59	54
Due to Metropolitan Tower Life Insurance Company	—	—	—	—	—
Total Liabilities	58	51	69	59	54
Net Assets	$2,652,255	$6,746,057	$2,103,545	$3,634,137	$3,654,457

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTII Baillie Gifford International Stock Division	BHFTII BlackRock Bond Income Division	BHFTII BlackRock Capital Appreciation Division	BHFTII BlackRock Ultra-Short Term Bond Division	BHFTII Brighthouse Asset Allocation 20 Division
Assets:
Investments at fair value	$2,295,957	$2,654,657	$3,814,048	$3,294,376	$108,342
Due from Metropolitan Tower Life Insurance Company	1	—	—	—	—
Total Assets	2,295,958	2,654,657	3,814,048	3,294,376	108,342
Liabilities:
Accrued fees	59	38	79	59	—
Due to Metropolitan Tower Life Insurance Company	—	—	—	1	—
Total Liabilities	59	38	79	60	—
Net Assets	$2,295,899	$2,654,619	$3,813,969	$3,294,316	$108,342

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 40 Division	BHFTII Brighthouse Asset Allocation 60 Division	BHFTII Brighthouse Asset Allocation 80 Division	BHFTII Brighthouse/Artisan Mid Cap Value Division	BHFTII Brighthouse/ Wellington Balanced Division
Assets:
Investments at fair value	$105	$511,835	$1,361,076	$3,356,307	$11,722,506
Due from Metropolitan Tower Life Insurance Company	—	—	—	—	—
Total Assets	105	511,835	1,361,076	3,356,307	11,722,506
Liabilities:
Accrued fees	—	—	—	52	34
Due to Metropolitan Tower Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	52	34
Net Assets	$105	$511,835	$1,361,076	$3,356,255	$11,722,472

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTII Brighthouse/ Wellington Core Equity Opportunities Division	BHFTII Frontier Mid Cap Growth Division	BHFTII Jennison Growth Division	BHFTII MetLife Aggregate Bond Index Division	BHFTII MetLife Mid Cap Stock Index Division
Assets:
Investments at fair value	$6,879,186	$3,367,440	$40,521,853	$8,095,341	$2,857,316
Due from Metropolitan Tower Life Insurance Company	—	—	1	—	—
Total Assets	6,879,186	3,367,440	40,521,854	8,095,341	2,857,316
Liabilities:
Accrued fees	57	62	50	31	47
Due to Metropolitan Tower Life Insurance Company	—	—	—	—	—
Total Liabilities	57	62	50	31	47
Net Assets	$6,879,129	$3,367,378	$40,521,804	$8,095,310	$2,857,269

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife MSCI EAFE® Index Division	BHFTII MetLife Russell 2000® Index Division	BHFTII MetLife Stock Index Division	BHFTII MFS® Total Return Division	BHFTII MFS® Value Division
Assets:
Investments at fair value	$4,218,953	$3,602,973	$76,607,714	$1,850,785	$11,946,965
Due from Metropolitan Tower Life Insurance Company	—	2	—	—	1
Total Assets	4,218,953	3,602,975	76,607,714	1,850,785	11,946,966
Liabilities:
Accrued fees	79	78	21	87	31
Due to Metropolitan Tower Life Insurance Company	—	—	—	—	—
Total Liabilities	79	78	21	87	31
Net Assets	$4,218,874	$3,602,897	$76,607,693	$1,850,698	$11,946,935

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTII Neuberger Berman Genesis Division	BHFTII T. Rowe Price Large Cap Growth Division	BHFTII T. Rowe Price Small Cap Growth Division	BHFTII VanEck Global Natural Resources Division	BHFTII Western Asset Management Strategic Bond Opportunities Division
Assets:
Investments at fair value	$5,490,529	$6,571,437	$10,994,868	$5,054,021	$3,559,258
Due from Metropolitan Tower Life Insurance Company	1	—	1	—	—
Total Assets	5,490,530	6,571,437	10,994,869	5,054,021	3,559,258
Liabilities:
Accrued fees	52	34	39	71	117
Due to Metropolitan Tower Life Insurance Company	—	—	—	—	—
Total Liabilities	52	34	39	71	117
Net Assets	$5,490,478	$6,571,403	$10,994,830	$5,053,950	$3,559,141

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management U.S. Government Division	Fidelity® VIP Equity-Income Division	Fidelity® VIP Mid Cap Division	LVIP JPMorgan Core Bond Division	LVIP JPMorgan Small Cap Core Division
Assets:
Investments at fair value	$228,685	$14,537,540	$3,177,934	$704,565	$2,284,110
Due from Metropolitan Tower Life Insurance Company	—	1	—	—	1
Total Assets	228,685	14,537,541	3,177,934	704,565	2,284,111
Liabilities:
Accrued fees	41	17	68	85	89
Due to Metropolitan Tower Life Insurance Company	—	—	—	—	—
Total Liabilities	41	17	68	85	89
Net Assets	$228,644	$14,537,524	$3,177,866	$704,480	$2,284,022

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2023

	Russell International Developed Markets Division	Russell Strategic Bond Division	Russell U.S. Small Cap Equity Division
Assets:
Investments at fair value	$1,105,210	$264,396	$1,944,714
Due from Metropolitan Tower Life Insurance Company	—	—	1
Total Assets	1,105,210	264,396	1,944,715
Liabilities:
Accrued fees	85	64	74
Due to Metropolitan Tower Life Insurance Company	—	—	—
Total Liabilities	85	64	74
Net Assets	$1,105,125	$264,332	$1,944,641

The accompanying notes are an integral part of these financial statements.

	Russell U.S. Strategic Equity Division	VanEck VIP Emerging Markets Division
Assets:
Investments at fair value	$4,127,385	$9,986,517
Due from Metropolitan Tower Life Insurance Company	—	—
Total Assets	4,127,385	9,986,517
Liabilities:
Accrued fees	29	53
Due to Metropolitan Tower Life Insurance Company	—	—
Total Liabilities	29	53
Net Assets	$4,127,356	$9,986,464

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
For the years ended December 31, 2023, 2022 and 2021

	American Funds® Global Small Capitalization Division			American Funds® Growth Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$7,946	$—	$—	$74,060	$64,724	$57,424
Expenses:
Mortality and expense risk charges	11,120	11,896	17,419	75,628	76,035	100,387
Net investment income (loss)	(3,174)	(11,896)	(17,419)	(1,568)	(11,311)	(42,963)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	39,355	1,066,129	103,192	1,169,323	2,899,748	3,465,717
Realized gains (losses) on sale of investments	(86,250)	6,515	164,016	338,306	547,183	1,914,267
Net realized gains (losses)	(46,895)	1,072,644	267,208	1,507,629	3,446,931	5,379,984
Change in unrealized gains (losses) on investments	491,209	(2,326,519)	34,151	5,034,579	(11,404,561)	(90,883)
Net realized and changes in unrealized gains (losses) on investments	444,314	(1,253,875)	301,359	6,542,208	(7,957,630)	5,289,101
Net increase (decrease) in net assets resulting from operations	$441,140	$(1,265,771)	$283,940	$6,540,640	$(7,968,941)	$5,246,138

The accompanying notes are an integral part of these financial statements.

	American Funds® Growth-Income Division
	2023	2022	2021
Investment Income:
Dividends	$170,601	$162,167	$173,567
Expenses:
Mortality and expense risk charges	39,988	42,485	50,976
Net investment income (loss)	130,613	119,682	122,591
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	672,674	1,280,323	152,999
Realized gains (losses) on sale of investments	278,788	415,015	620,753
Net realized gains (losses)	951,462	1,695,338	773,752
Change in unrealized gains (losses) on investments	1,812,470	(4,487,659)	2,367,323
Net realized and changes in unrealized gains (losses) on investments	2,763,932	(2,792,321)	3,141,075
Net increase (decrease) in net assets resulting from operations	$2,894,545	$(2,672,639)	$3,263,666

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTI Brighthouse Asset Allocation 100 Division			BHFTI CBRE Global Real Estate Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$336	$95	$328	$28,252	$72,544	$55,677
Expenses:
Mortality and expense risk charges	—	—	—	3,320	3,985	4,830
Net investment income (loss)	336	95	328	24,932	68,559	50,847
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,691	508	1,844	—	157,836	—
Realized gains (losses) on sale of investments	(61)	653	53	(28,534)	(107,183)	59,162
Net realized gains (losses)	1,630	1,161	1,897	(28,534)	50,653	59,162
Change in unrealized gains (losses) on investments	14	(5,575)	1,627	128,340	(605,551)	331,185
Net realized and changes in unrealized gains (losses) on investments	1,644	(4,414)	3,524	99,806	(554,898)	390,347
Net increase (decrease) in net assets resulting from operations	$1,980	$(4,319)	$3,852	$124,738	$(486,339)	$441,194

The accompanying notes are an integral part of these financial statements.

	BHFTI Harris Oakmark International Division
	2023	2022	2021
Investment Income:
Dividends	$96,141	$106,017	$52,444
Expenses:
Mortality and expense risk charges	17,358	17,756	23,228
Net investment income (loss)	78,783	88,261	29,216
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	234,076	—
Realized gains (losses) on sale of investments	(30,026)	(41,957)	157,126
Net realized gains (losses)	(30,026)	192,119	157,126
Change in unrealized gains (losses) on investments	729,442	(1,107,010)	212,006
Net realized and changes in unrealized gains (losses) on investments	699,416	(914,891)	369,132
Net increase (decrease) in net assets resulting from operations	$778,199	$(826,630)	$398,348

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTI Invesco Small Cap Growth Division			BHFTI Loomis Sayles Growth Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$—	$—	$—	$—	$—	$2,003
Expenses:
Mortality and expense risk charges	2,049	3,312	3,837	2,019	2,056	3,106
Net investment income (loss)	(2,049)	(3,312)	(3,837)	(2,019)	(2,056)	(1,103)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	271,274	316,598	40,219	63,651	30,545
Realized gains (losses) on sale of investments	(163,076)	(81,898)	59,242	6,831	(4,944)	46,405
Net realized gains (losses)	(163,076)	189,376	375,840	47,050	58,707	76,950
Change in unrealized gains (losses) on investments	280,441	(699,856)	(274,687)	239,709	(308,697)	96,616
Net realized and changes in unrealized gains (losses) on investments	117,365	(510,480)	101,153	286,759	(249,990)	173,566
Net increase (decrease) in net assets resulting from operations	$115,316	$(513,792)	$97,316	$284,740	$(252,046)	$172,463

The accompanying notes are an integral part of these financial statements.

	BHFTI MFS® Research International Division
	2023	2022	2021
Investment Income:
Dividends	$159,143	$184,481	$116,394
Expenses:
Mortality and expense risk charges	53,050	49,768	60,226
Net investment income (loss)	106,093	134,713	56,168
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	177,595	602,401	357,351
Realized gains (losses) on sale of investments	(6,295)	(81,895)	265,206
Net realized gains (losses)	171,300	520,506	622,557
Change in unrealized gains (losses) on investments	734,470	(2,513,434)	396,856
Net realized and changes in unrealized gains (losses) on investments	905,770	(1,992,928)	1,019,413
Net increase (decrease) in net assets resulting from operations	$1,011,863	$(1,858,215)	$1,075,581

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTI Morgan Stanley Discovery Division			BHFTI PIMCO Total Return Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$—	$—	$—	$208,782	$200,540	$152,210
Expenses:
Mortality and expense risk charges	8,198	10,512	24,127	33,907	31,383	38,292
Net investment income (loss)	(8,198)	(10,512)	(24,127)	174,875	169,157	113,918
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	1,756,415	4,362,164	—	—	315,603
Realized gains (losses) on sale of investments	(215,013)	(6,194,574)	808,551	(158,367)	(141,339)	3,972
Net realized gains (losses)	(215,013)	(4,438,159)	5,170,715	(158,367)	(141,339)	319,575
Change in unrealized gains (losses) on investments	1,013,337	(148,260)	(6,008,000)	315,791	(1,102,683)	(563,090)
Net realized and changes in unrealized gains (losses) on investments	798,324	(4,586,419)	(837,285)	157,424	(1,244,022)	(243,515)
Net increase (decrease) in net assets resulting from operations	$790,126	$(4,596,931)	$(861,412)	$332,299	$(1,074,865)	$(129,597)

The accompanying notes are an integral part of these financial statements.

	BHFTI T. Rowe Price Large Cap Value Division
	2023	2022	2021
Investment Income:
Dividends	$42,595	$35,809	$80,578
Expenses:
Mortality and expense risk charges	8,548	8,294	9,261
Net investment income (loss)	34,047	27,515	71,317
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	296,899	238,036	4,477
Realized gains (losses) on sale of investments	(55,011)	(1,754)	125,705
Net realized gains (losses)	241,888	236,282	130,182
Change in unrealized gains (losses) on investments	(91,496)	(367,113)	254,027
Net realized and changes in unrealized gains (losses) on investments	150,392	(130,831)	384,209
Net increase (decrease) in net assets resulting from operations	$184,439	$(103,316)	$455,526

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTI T. Rowe Price Mid Cap Growth Division			BHFTI Victory Sycamore Mid Cap Value Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$—	$—	$—	$58,936	$73,967	$66,046
Expenses:
Mortality and expense risk charges	14,023	15,271	19,681	13,153	13,891	18,142
Net investment income (loss)	(14,023)	(15,271)	(19,681)	45,783	60,076	47,904
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	162,198	584,137	373,832	393,604	460,887	135,651
Realized gains (losses) on sale of investments	(62,753)	(34,738)	95,382	(9,696)	66,130	625,423
Net realized gains (losses)	99,445	549,399	469,214	383,908	527,017	761,074
Change in unrealized gains (losses) on investments	523,944	(1,512,851)	134,431	(95,071)	(693,784)	414,588
Net realized and changes in unrealized gains (losses) on investments	623,389	(963,452)	603,645	288,837	(166,767)	1,175,662
Net increase (decrease) in net assets resulting from operations	$609,366	$(978,723)	$583,964	$334,620	$(106,691)	$1,223,566

The accompanying notes are an integral part of these financial statements.

	BHFTII Baillie Gifford International Stock Division
	2023	2022	2021
Investment Income:
Dividends	$28,224	$25,533	$30,171
Expenses:
Mortality and expense risk charges	6,397	6,751	10,178
Net investment income (loss)	21,827	18,782	19,993
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	198,616	310,390
Realized gains (losses) on sale of investments	(38,920)	(72,928)	79,260
Net realized gains (losses)	(38,920)	125,688	389,650
Change in unrealized gains (losses) on investments	378,392	(1,000,827)	(436,576)
Net realized and changes in unrealized gains (losses) on investments	339,472	(875,139)	(46,926)
Net increase (decrease) in net assets resulting from operations	$361,299	$(856,357)	$(26,933)

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTII BlackRock Bond Income Division			BHFTII BlackRock Capital Appreciation Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$84,317	$82,616	$83,517	$1,494	$—	$—
Expenses:
Mortality and expense risk charges	13,369	14,570	16,728	10,991	11,341	17,091
Net investment income (loss)	70,948	68,046	66,789	(9,497)	(11,341)	(17,091)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	3,383	59,338	69,063	940,820	672,013
Realized gains (losses) on sale of investments	(68,545)	(34,774)	10,107	(101,218)	(19,006)	181,553
Net realized gains (losses)	(68,545)	(31,391)	69,445	(32,155)	921,814	853,566
Change in unrealized gains (losses) on investments	136,703	(495,939)	(167,174)	1,423,804	(2,756,663)	142,471
Net realized and changes in unrealized gains (losses) on investments	68,158	(527,330)	(97,729)	1,391,649	(1,834,849)	996,037
Net increase (decrease) in net assets resulting from operations	$139,106	$(459,284)	$(30,940)	$1,382,152	$(1,846,190)	$978,946

The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Ultra-Short Term Bond Division
	2023	2022	2021
Investment Income:
Dividends	$54,842	$—	$12,051
Expenses:
Mortality and expense risk charges	13,515	14,387	16,239
Net investment income (loss)	41,327	(14,387)	(4,188)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	63	—	—
Realized gains (losses) on sale of investments	408,418	149,545	(14,150)
Net realized gains (losses)	408,481	149,545	(14,150)
Change in unrealized gains (losses) on investments	4,702	31,092	(9,548)
Net realized and changes in unrealized gains (losses) on investments	413,183	180,637	(23,698)
Net increase (decrease) in net assets resulting from operations	$454,510	$166,250	$(27,886)

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTII Brighthouse Asset Allocation 20 Division			BHFTII Brighthouse Asset Allocation 40 Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$3,941	$3,719	$3,894	$7	$9	$11
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	3,941	3,719	3,894	7	9	11
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,327	3,413	1,522	10	17	13
Realized gains (losses) on sale of investments	(728)	(432)	192	(26)	(43)	9
Net realized gains (losses)	1,599	2,981	1,714	(16)	(26)	22
Change in unrealized gains (losses) on investments	2,686	(22,025)	(815)	25	(31)	(7)
Net realized and changes in unrealized gains (losses) on investments	4,285	(19,044)	899	9	(57)	15
Net increase (decrease) in net assets resulting from operations	$8,226	$(15,325)	$4,793	$16	$(48)	$26

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 60 Division
	2023	2022	2021
Investment Income:
Dividends	$15,616	$10,478	$11,172
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	15,616	10,478	11,172
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	37,855	32,918	24,903
Realized gains (losses) on sale of investments	(1,608)	(998)	3,310
Net realized gains (losses)	36,247	31,920	28,213
Change in unrealized gains (losses) on investments	9,497	(116,529)	10,518
Net realized and changes in unrealized gains (losses) on investments	45,744	(84,609)	38,731
Net increase (decrease) in net assets resulting from operations	$61,360	$(74,131)	$49,903

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTII Brighthouse Asset Allocation 80 Division			BHFTII Brighthouse/Artisan Mid Cap Value Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$40,697	$25,036	$24,743	$27,083	$32,077	$34,709
Expenses:
Mortality and expense risk charges	—	—	—	9,438	10,500	12,822
Net investment income (loss)	40,697	25,036	24,743	17,645	21,577	21,887
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	143,912	112,567	84,944	410,820	484,570	79,059
Realized gains (losses) on sale of investments	(2,837)	(677)	11,417	(11,349)	47,405	84,882
Net realized gains (losses)	141,075	111,890	96,361	399,471	531,975	163,941
Change in unrealized gains (losses) on investments	21,048	(384,274)	62,036	125,039	(1,035,921)	683,462
Net realized and changes in unrealized gains (losses) on investments	162,123	(272,384)	158,397	524,510	(503,946)	847,403
Net increase (decrease) in net assets resulting from operations	$202,820	$(247,348)	$183,140	$542,155	$(482,369)	$869,290

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/Wellington Balanced Division
	2023	2022	2021
Investment Income:
Dividends	$239,087	$195,130	$237,149
Expenses:
Mortality and expense risk charges	55,443	57,538	67,189
Net investment income (loss)	183,644	137,592	169,960
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	84,138	1,523,381	1,109,762
Realized gains (losses) on sale of investments	(47,645)	1,511	167,589
Net realized gains (losses)	36,493	1,524,892	1,277,351
Change in unrealized gains (losses) on investments	1,583,691	(3,977,140)	180,762
Net realized and changes in unrealized gains (losses) on investments	1,620,184	(2,452,248)	1,458,113
Net increase (decrease) in net assets resulting from operations	$1,803,828	$(2,314,656)	$1,628,073

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTII Brighthouse/Wellington Core Equity Opportunities Division			BHFTII Frontier Mid Cap Growth Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$95,555	$171,431	$97,825	$—	$—	$—
Expenses:
Mortality and expense risk charges	19,908	21,217	23,706	18,997	20,673	26,966
Net investment income (loss)	75,647	150,214	74,119	(18,997)	(20,673)	(26,966)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	705,432	2,109,803	357,210	—	996,239	586,999
Realized gains (losses) on sale of investments	(173,000)	(877,879)	262,779	(53,793)	(70,713)	115,806
Net realized gains (losses)	532,432	1,231,924	619,989	(53,793)	925,526	702,805
Change in unrealized gains (losses) on investments	(111,366)	(1,755,687)	872,692	578,429	(2,192,139)	(95,693)
Net realized and changes in unrealized gains (losses) on investments	421,066	(523,763)	1,492,681	524,636	(1,266,613)	607,112
Net increase (decrease) in net assets resulting from operations	$496,713	$(373,549)	$1,566,800	$505,639	$(1,287,286)	$580,146

The accompanying notes are an integral part of these financial statements.

	BHFTII Jennison Growth Division
	2023	2022	2021
Investment Income:
Dividends	$—	$—	$—
Expenses:
Mortality and expense risk charges	218,658	217,504	308,096
Net investment income (loss)	(218,658)	(217,504)	(308,096)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	8,165,448	10,040,301
Realized gains (losses) on sale of investments	(709,927)	(791,573)	2,109,977
Net realized gains (losses)	(709,927)	7,373,875	12,150,278
Change in unrealized gains (losses) on investments	15,379,603	(26,045,204)	(4,351,429)
Net realized and changes in unrealized gains (losses) on investments	14,669,676	(18,671,329)	7,798,849
Net increase (decrease) in net assets resulting from operations	$14,451,018	$(18,888,833)	$7,490,753

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTII MetLife Aggregate Bond Index Division			BHFTII MetLife Mid Cap Stock Index Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$233,416	$262,774	$268,596	$36,648	$34,804	$41,254
Expenses:
Mortality and expense risk charges	49,598	58,490	71,933	9,072	8,200	9,979
Net investment income (loss)	183,818	204,284	196,663	27,576	26,604	31,275
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	176,652	500,487	180,721
Realized gains (losses) on sale of investments	(189,955)	(180,177)	31,173	(30,490)	(232,174)	376,068
Net realized gains (losses)	(189,955)	(180,177)	31,173	146,162	268,313	556,789
Change in unrealized gains (losses) on investments	371,687	(1,428,776)	(538,301)	242,693	(785,631)	63,136
Net realized and changes in unrealized gains (losses) on investments	181,732	(1,608,953)	(507,128)	388,855	(517,318)	619,925
Net increase (decrease) in net assets resulting from operations	$365,550	$(1,404,669)	$(310,465)	$416,431	$(490,714)	$651,200

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife MSCI EAFE® Index Division
	2023	2022	2021
Investment Income:
Dividends	$101,814	$153,827	$87,946
Expenses:
Mortality and expense risk charges	17,480	18,472	23,253
Net investment income (loss)	84,334	135,355	64,693
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	108,479	—
Realized gains (losses) on sale of investments	60,612	42,971	89,072
Net realized gains (losses)	60,612	151,450	89,072
Change in unrealized gains (losses) on investments	504,955	(1,010,946)	321,780
Net realized and changes in unrealized gains (losses) on investments	565,567	(859,496)	410,852
Net increase (decrease) in net assets resulting from operations	$649,901	$(724,141)	$475,545

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTII MetLife Russell 2000® Index Division			BHFTII MetLife Stock Index Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$69,478	$34,132	$40,327	$1,153,199	$1,047,945	$1,285,066
Expenses:
Mortality and expense risk charges	12,336	11,957	15,751	363,300	384,221	429,582
Net investment income (loss)	57,142	22,175	24,576	789,899	663,724	855,484
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	91,333	563,404	202,912	5,447,236	7,279,286	5,212,278
Realized gains (losses) on sale of investments	242,281	(161,513)	790,389	5,085,770	9,138,340	3,053,340
Net realized gains (losses)	333,614	401,891	993,301	10,533,006	16,417,626	8,265,618
Change in unrealized gains (losses) on investments	1,119,903	(1,219,137)	(418,918)	6,094,083	(31,942,445)	11,818,388
Net realized and changes in unrealized gains (losses) on investments	1,453,517	(817,246)	574,383	16,627,089	(15,524,819)	20,084,006
Net increase (decrease) in net assets resulting from operations	$1,510,659	$(795,071)	$598,959	$17,416,988	$(14,861,095)	$20,939,490

The accompanying notes are an integral part of these financial statements.

	BHFTII MFS® Total Return Division
	2023	2022	2021
Investment Income:
Dividends	$39,364	$33,810	$43,199
Expenses:
Mortality and expense risk charges	8,248	8,650	10,945
Net investment income (loss)	31,116	25,160	32,254
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	90,445	179,030	136,342
Realized gains (losses) on sale of investments	(6,309)	3,837	140,280
Net realized gains (losses)	84,136	182,867	276,622
Change in unrealized gains (losses) on investments	54,131	(415,020)	(5,210)
Net realized and changes in unrealized gains (losses) on investments	138,267	(232,153)	271,412
Net increase (decrease) in net assets resulting from operations	$169,383	$(206,993)	$303,666

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTII MFS® Value Division			BHFTII Neuberger Berman Genesis Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$222,507	$212,933	$204,622	$6,757	$—	$5,239
Expenses:
Mortality and expense risk charges	72,702	75,805	82,269	20,477	21,907	28,743
Net investment income (loss)	149,805	137,128	122,353	(13,720)	(21,907)	(23,504)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,406,022	1,766,918	134,445	458,904	925,721	437,228
Realized gains (losses) on sale of investments	(153,408)	42,562	261,059	3,490	52,308	322,220
Net realized gains (losses)	1,252,614	1,809,480	395,504	462,394	978,029	759,448
Change in unrealized gains (losses) on investments	(563,414)	(2,850,990)	2,341,265	288,544	(2,261,333)	391,611
Net realized and changes in unrealized gains (losses) on investments	689,200	(1,041,510)	2,736,769	750,938	(1,283,304)	1,151,059
Net increase (decrease) in net assets resulting from operations	$839,005	$(904,382)	$2,859,122	$737,218	$(1,305,211)	$1,127,555
The accompanying notes are an integral part of these financial statements.

	BHFTII T. Rowe Price Large Cap Growth Division
	2023	2022	2021
Investment Income:
Dividends	$—	$—	$—
Expenses:
Mortality and expense risk charges	26,758	26,422	39,180
Net investment income (loss)	(26,758)	(26,422)	(39,180)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	1,184,297	898,000
Realized gains (losses) on sale of investments	(151,914)	(58,759)	308,469
Net realized gains (losses)	(151,914)	1,125,538	1,206,469
Change in unrealized gains (losses) on investments	2,329,033	(4,414,986)	313,877
Net realized and changes in unrealized gains (losses) on investments	2,177,119	(3,289,448)	1,520,346
Net increase (decrease) in net assets resulting from operations	$2,150,361	$(3,315,870)	$1,481,166

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTII T. Rowe Price Small Cap Growth Division			BHFTII VanEck Global Natural Resources Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$5,460	$21,784	$4,412	$97,760	$39,757	$25,759
Expenses:
Mortality and expense risk charges	57,296	57,428	73,593	6,041	6,592	4,861
Net investment income (loss)	(51,836)	(35,644)	(69,181)	91,719	33,165	20,898
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	238,594	1,843,745	1,317,536	—	—	—
Realized gains (losses) on sale of investments	(184,905)	(193,704)	378,701	182,266	127,009	39,669
Net realized gains (losses)	53,689	1,650,041	1,696,237	182,266	127,009	39,669
Change in unrealized gains (losses) on investments	1,927,678	(4,435,815)	(287,397)	74,602	(34,440)	191,193
Net realized and changes in unrealized gains (losses) on investments	1,981,367	(2,785,774)	1,408,840	256,868	92,569	230,862
Net increase (decrease) in net assets resulting from operations	$1,929,531	$(2,821,418)	$1,339,659	$348,587	$125,734	$251,760

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management Strategic Bond Opportunities Division
	2023	2022	2021
Investment Income:
Dividends	$227,552	$239,361	$192,834
Expenses:
Mortality and expense risk charges	16,631	18,640	26,392
Net investment income (loss)	210,921	220,721	166,442
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—
Realized gains (losses) on sale of investments	(109,582)	(76,309)	99,506
Net realized gains (losses)	(109,582)	(76,309)	99,506
Change in unrealized gains (losses) on investments	198,507	(903,532)	(144,870)
Net realized and changes in unrealized gains (losses) on investments	88,925	(979,841)	(45,364)
Net increase (decrease) in net assets resulting from operations	$299,846	$(759,120)	$121,078

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTII Western Asset Management U.S. Government Division			Fidelity® VIP Equity-Income Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$4,144	$4,277	$10,778	$268,169	$270,261	$287,892
Expenses:
Mortality and expense risk charges	664	729	1,613	78,114	81,567	93,783
Net investment income (loss)	3,480	3,548	9,165	190,055	188,694	194,109
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	402,534	474,324	1,686,780
Realized gains (losses) on sale of investments	(1,365)	(4,229)	(5,012)	82,864	104,608	537,254
Net realized gains (losses)	(1,365)	(4,229)	(5,012)	485,398	578,932	2,224,034
Change in unrealized gains (losses) on investments	6,580	(18,792)	(11,352)	664,623	(1,650,042)	915,416
Net realized and changes in unrealized gains (losses) on investments	5,215	(23,021)	(16,364)	1,150,021	(1,071,110)	3,139,450
Net increase (decrease) in net assets resulting from operations	$8,695	$(19,473)	$(7,199)	$1,340,076	$(882,416)	$3,333,559

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Mid Cap Division
	2023	2022	2021
Investment Income:
Dividends	$17,997	$15,784	$22,468
Expenses:
Mortality and expense risk charges	14,312	15,684	21,471
Net investment income (loss)	3,685	100	997
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	82,583	208,409	583,522
Realized gains (losses) on sale of investments	17,420	32,418	323,527
Net realized gains (losses)	100,003	240,827	907,049
Change in unrealized gains (losses) on investments	314,550	(817,264)	5,095
Net realized and changes in unrealized gains (losses) on investments	414,553	(576,437)	912,144
Net increase (decrease) in net assets resulting from operations	$418,238	$(576,337)	$913,141

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	LVIP JPMorgan Core Bond Division			LVIP JPMorgan Small Cap Core Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$24,647	$12,972	$13,672	$29,154	$14,231	$14,210
Expenses:
Mortality and expense risk charges	2,850	2,829	3,659	9,126	9,890	12,281
Net investment income (loss)	21,797	10,143	10,013	20,028	4,341	1,929
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	3,391	9,962	18,559	661,051	68,682
Realized gains (losses) on sale of investments	(7,959)	(9,100)	12,489	(91,073)	(350,986)	198,609
Net realized gains (losses)	(7,959)	(5,709)	22,451	(72,514)	310,065	267,291
Change in unrealized gains (losses) on investments	21,166	(98,890)	(52,833)	244,304	(905,964)	261,212
Net realized and changes in unrealized gains (losses) on investments	13,207	(104,599)	(30,382)	171,790	(595,899)	528,503
Net increase (decrease) in net assets resulting from operations	$35,004	$(94,456)	$(20,369)	$191,818	$(591,558)	$530,432

The accompanying notes are an integral part of these financial statements.

	Russell International Developed Markets Division
	2023	2022	2021
Investment Income:
Dividends	$14,406	$—	$35,887
Expenses:
Mortality and expense risk charges	6,198	6,086	7,674
Net investment income (loss)	8,208	(6,086)	28,213
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	6,766	21,200	96,940
Realized gains (losses) on sale of investments	9,113	(4,994)	74,592
Net realized gains (losses)	15,879	16,206	171,532
Change in unrealized gains (losses) on investments	134,546	(191,706)	(25,755)
Net realized and changes in unrealized gains (losses) on investments	150,425	(175,500)	145,777
Net increase (decrease) in net assets resulting from operations	$158,633	$(181,586)	$173,990

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	Russell Strategic Bond Division			Russell U.S. Small Cap Equity Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$11,928	$11,154	$5,385	$12,441	$3,585	$5,362
Expenses:
Mortality and expense risk charges	2,468	2,698	3,318	9,673	9,992	11,454
Net investment income (loss)	9,460	8,456	2,067	2,768	(6,407)	(6,092)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	271	6,921	12,386	38,078	478,069
Realized gains (losses) on sale of investments	(36,120)	(8,242)	4,696	(2,533)	(4,110)	60,679
Net realized gains (losses)	(36,120)	(7,971)	11,617	9,853	33,968	538,748
Change in unrealized gains (losses) on investments	40,284	(74,590)	(26,812)	212,142	(379,132)	(76,146)
Net realized and changes in unrealized gains (losses) on investments	4,164	(82,561)	(15,195)	221,995	(345,164)	462,602
Net increase (decrease) in net assets resulting from operations	$13,624	$(74,105)	$(13,128)	$224,763	$(351,571)	$456,510

The accompanying notes are an integral part of these financial statements.

	Russell U.S. Strategic Equity Division
	2023	2022	2021
Investment Income:
Dividends	$30,514	$23,191	$27,238
Expenses:
Mortality and expense risk charges	21,907	22,089	26,369
Net investment income (loss)	8,607	1,102	869
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	84,661	291,778	397,635
Realized gains (losses) on sale of investments	45,879	36,528	258,921
Net realized gains (losses)	130,540	328,306	656,556
Change in unrealized gains (losses) on investments	742,747	(1,342,086)	221,487
Net realized and changes in unrealized gains (losses) on investments	873,287	(1,013,780)	878,043
Net increase (decrease) in net assets resulting from operations	$881,894	$(1,012,678)	$878,912

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)
For the years ended December 31, 2023, 2022 and 2021

	VanEck VIP Emerging Markets Division
	2023	2022	2021
Investment Income:
Dividends	$54,795	$5,132	$60,782
Expenses:
Mortality and expense risk charges	7,147	7,773	12,748
Net investment income (loss)	47,648	(2,641)	48,034
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	356,103	148,426
Realized gains (losses) on sale of investments	(579,637)	(2,082,395)	387,022
Net realized gains (losses)	(579,637)	(1,726,292)	535,448
Change in unrealized gains (losses) on investments	824,722	(9,027)	(1,255,504)
Net realized and changes in unrealized gains (losses) on investments	245,085	(1,735,319)	(720,056)
Net increase (decrease) in net assets resulting from operations	$292,733	$(1,737,960)	$(672,022)

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2023, 2022 and 2021

	American Funds® Global Small Capitalization Division			American Funds® Growth Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(3,174)	$(11,896)	$(17,419)	$(1,568)	$(11,311)	$(42,963)
Net realized gains (losses)	(46,895)	1,072,644	267,208	1,507,629	3,446,931	5,379,984
Change in unrealized gains (losses) on investments	491,209	(2,326,519)	34,151	5,034,579	(11,404,561)	(90,883)
Net increase (decrease) in net assets resulting from operations	441,140	(1,265,771)	283,940	6,540,640	(7,968,941)	5,246,138
Policy Transactions:
Premium payments received from policy owners	102,620	105,729	115,550	548,834	520,039	580,643
Net transfers (including fixed account)	499	172,785	(138,673)	(436,867)	410,767	(1,437,397)
Policy charges	(136,725)	(131,849)	(139,632)	(738,430)	(720,243)	(769,090)
Transfers for policy benefits and terminations	(152,309)	(332,454)	(185,744)	(1,198,069)	(1,748,141)	(1,808,498)
Net increase (decrease) in net assets resulting from policy transactions	(185,915)	(185,789)	(348,499)	(1,824,532)	(1,537,578)	(3,434,342)
Net increase (decrease) in net assets	255,225	(1,451,560)	(64,559)	4,716,108	(9,506,519)	1,811,796
Net Assets:
Beginning of year	2,864,596	4,316,156	4,380,715	17,718,739	27,225,258	25,413,462
End of year	$3,119,821	$2,864,596	$4,316,156	$22,434,847	$17,718,739	$27,225,258

The accompanying notes are an integral part of these financial statements.

	American Funds® Growth-Income Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$130,613	$119,682	$122,591
Net realized gains (losses)	951,462	1,695,338	773,752
Change in unrealized gains (losses) on investments	1,812,470	(4,487,659)	2,367,323
Net increase (decrease) in net assets resulting from operations	2,894,545	(2,672,639)	3,263,666
Policy Transactions:
Premium payments received from policy owners	388,143	395,590	440,088
Net transfers (including fixed account)	(306,811)	(396,030)	(17,969)
Policy charges	(435,478)	(433,041)	(422,856)
Transfers for policy benefits and terminations	(1,072,918)	(1,330,470)	(1,175,193)
Net increase (decrease) in net assets resulting from policy transactions	(1,427,064)	(1,763,951)	(1,175,930)
Net increase (decrease) in net assets	1,467,481	(4,436,590)	2,087,736
Net Assets:
Beginning of year	11,890,029	16,326,619	14,238,883
End of year	$13,357,510	$11,890,029	$16,326,619

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTI Brighthouse Asset Allocation 100 Division			BHFTI CBRE Global Real Estate Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$336	$95	$328	$24,932	$68,559	$50,847
Net realized gains (losses)	1,630	1,161	1,897	(28,534)	50,653	59,162
Change in unrealized gains (losses) on investments	14	(5,575)	1,627	128,340	(605,551)	331,185
Net increase (decrease) in net assets resulting from operations	1,980	(4,319)	3,852	124,738	(486,339)	441,194
Policy Transactions:
Premium payments received from policy owners	3,924	3,924	4,348	28,876	32,191	30,886
Net transfers (including fixed account)	263	91	294	(11,233)	(426,945)	451,589
Policy charges	(326)	(250)	(257)	(48,659)	(57,966)	(55,016)
Transfers for policy benefits and terminations	—	(19,238)	—	(43,221)	(32,498)	(60,651)
Net increase (decrease) in net assets resulting from policy transactions	3,861	(15,473)	4,385	(74,237)	(485,218)	366,808
Net increase (decrease) in net assets	5,841	(19,792)	8,237	50,501	(971,557)	808,002
Net Assets:
Beginning of year	7,335	27,127	18,890	1,022,468	1,994,025	1,186,023
End of year	$13,176	$7,335	$27,127	$1,072,969	$1,022,468	$1,994,025

The accompanying notes are an integral part of these financial statements.

	BHFTI Harris Oakmark International Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$78,783	$88,261	$29,216
Net realized gains (losses)	(30,026)	192,119	157,126
Change in unrealized gains (losses) on investments	729,442	(1,107,010)	212,006
Net increase (decrease) in net assets resulting from operations	778,199	(826,630)	398,348
Policy Transactions:
Premium payments received from policy owners	143,134	138,862	147,089
Net transfers (including fixed account)	(135,838)	55,493	(123,111)
Policy charges	(197,627)	(177,746)	(179,482)
Transfers for policy benefits and terminations	(316,842)	(169,822)	(284,156)
Net increase (decrease) in net assets resulting from policy transactions	(507,173)	(153,213)	(439,660)
Net increase (decrease) in net assets	271,026	(979,843)	(41,312)
Net Assets:
Beginning of year	4,252,494	5,232,337	5,273,649
End of year	$4,523,520	$4,252,494	$5,232,337

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTI Invesco Small Cap Growth Division			BHFTI Loomis Sayles Growth Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(2,049)	$(3,312)	$(3,837)	$(2,019)	$(2,056)	$(1,103)
Net realized gains (losses)	(163,076)	189,376	375,840	47,050	58,707	76,950
Change in unrealized gains (losses) on investments	280,441	(699,856)	(274,687)	239,709	(308,697)	96,616
Net increase (decrease) in net assets resulting from operations	115,316	(513,792)	97,316	284,740	(252,046)	172,463
Policy Transactions:
Premium payments received from policy owners	21,203	28,832	34,050	23,302	26,407	33,963
Net transfers (including fixed account)	(341,937)	384,198	(57,936)	(22,513)	(15,930)	(161,165)
Policy charges	(25,817)	(29,420)	(34,352)	(38,821)	(46,801)	(47,210)
Transfers for policy benefits and terminations	(35,637)	(268,916)	(1,313)	(45,410)	(102,950)	(7,593)
Net increase (decrease) in net assets resulting from policy transactions	(382,188)	114,694	(59,551)	(83,442)	(139,274)	(182,005)
Net increase (decrease) in net assets	(266,872)	(399,098)	37,765	201,298	(391,320)	(9,542)
Net Assets:
Beginning of year	1,169,626	1,568,724	1,530,959	590,233	981,553	991,095
End of year	$902,754	$1,169,626	$1,568,724	$791,531	$590,233	$981,553

The accompanying notes are an integral part of these financial statements.

	BHFTI MFS® Research International Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$106,093	$134,713	$56,168
Net realized gains (losses)	171,300	520,506	622,557
Change in unrealized gains (losses) on investments	734,470	(2,513,434)	396,856
Net increase (decrease) in net assets resulting from operations	1,011,863	(1,858,215)	1,075,581
Policy Transactions:
Premium payments received from policy owners	304,230	356,748	392,464
Net transfers (including fixed account)	506,794	474,533	(397,356)
Policy charges	(406,740)	(395,752)	(389,046)
Transfers for policy benefits and terminations	(385,113)	(307,830)	(313,146)
Net increase (decrease) in net assets resulting from policy transactions	19,171	127,699	(707,084)
Net increase (decrease) in net assets	1,031,034	(1,730,516)	368,497
Net Assets:
Beginning of year	8,212,779	9,943,295	9,574,798
End of year	$9,243,813	$8,212,779	$9,943,295

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTI Morgan Stanley Discovery Division			BHFTI PIMCO Total Return Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(8,198)	$(10,512)	$(24,127)	$174,875	$169,157	$113,918
Net realized gains (losses)	(215,013)	(4,438,159)	5,170,715	(158,367)	(141,339)	319,575
Change in unrealized gains (losses) on investments	1,013,337	(148,260)	(6,008,000)	315,791	(1,102,683)	(563,090)
Net increase (decrease) in net assets resulting from operations	790,126	(4,596,931)	(861,412)	332,299	(1,074,865)	(129,597)
Policy Transactions:
Premium payments received from policy owners	60,099	67,216	82,732	259,409	254,245	284,194
Net transfers (including fixed account)	7,520	(1,008,821)	(3,001,127)	1,397,163	(228,650)	678,944
Policy charges	(78,072)	(107,989)	(211,472)	(334,841)	(314,651)	(305,200)
Transfers for policy benefits and terminations	(95,632)	(136,728)	(302,331)	(607,546)	(379,727)	(922,092)
Net increase (decrease) in net assets resulting from policy transactions	(106,085)	(1,186,322)	(3,432,198)	714,185	(668,783)	(264,154)
Net increase (decrease) in net assets	684,041	(5,783,253)	(4,293,610)	1,046,484	(1,743,648)	(393,751)
Net Assets:
Beginning of year	1,968,214	7,751,467	12,045,077	5,699,573	7,443,221	7,836,972
End of year	$2,652,255	$1,968,214	$7,751,467	$6,746,057	$5,699,573	$7,443,221

The accompanying notes are an integral part of these financial statements.

	BHFTI T. Rowe Price Large Cap Value Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$34,047	$27,515	$71,317
Net realized gains (losses)	241,888	236,282	130,182
Change in unrealized gains (losses) on investments	(91,496)	(367,113)	254,027
Net increase (decrease) in net assets resulting from operations	184,439	(103,316)	455,526
Policy Transactions:
Premium payments received from policy owners	150,828	139,796	132,813
Net transfers (including fixed account)	48,218	182,273	9,965
Policy charges	(198,710)	(201,720)	(180,579)
Transfers for policy benefits and terminations	(169,625)	(36,557)	(162,883)
Net increase (decrease) in net assets resulting from policy transactions	(169,289)	83,792	(200,684)
Net increase (decrease) in net assets	15,150	(19,524)	254,842
Net Assets:
Beginning of year	2,088,395	2,107,919	1,853,077
End of year	$2,103,545	$2,088,395	$2,107,919

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTI T. Rowe Price Mid Cap Growth Division			BHFTI Victory Sycamore Mid Cap Value Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(14,023)	$(15,271)	$(19,681)	$45,783	$60,076	$47,904
Net realized gains (losses)	99,445	549,399	469,214	383,908	527,017	761,074
Change in unrealized gains (losses) on investments	523,944	(1,512,851)	134,431	(95,071)	(693,784)	414,588
Net increase (decrease) in net assets resulting from operations	609,366	(978,723)	583,964	334,620	(106,691)	1,223,566
Policy Transactions:
Premium payments received from policy owners	103,643	102,835	101,492	118,095	117,125	132,617
Net transfers (including fixed account)	111,578	(38,918)	(206,615)	30,007	(121,098)	(316,946)
Policy charges	(149,698)	(150,925)	(139,914)	(160,920)	(162,673)	(165,324)
Transfers for policy benefits and terminations	(220,588)	(102,433)	(182,055)	(240,753)	(396,116)	(411,549)
Net increase (decrease) in net assets resulting from policy transactions	(155,065)	(189,441)	(427,092)	(253,571)	(562,762)	(761,202)
Net increase (decrease) in net assets	454,301	(1,168,164)	156,872	81,049	(669,453)	462,364
Net Assets:
Beginning of year	3,179,836	4,348,000	4,191,128	3,573,408	4,242,861	3,780,497
End of year	$3,634,137	$3,179,836	$4,348,000	$3,654,457	$3,573,408	$4,242,861

The accompanying notes are an integral part of these financial statements.

	BHFTII Baillie Gifford International Stock Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$21,827	$18,782	$19,993
Net realized gains (losses)	(38,920)	125,688	389,650
Change in unrealized gains (losses) on investments	378,392	(1,000,827)	(436,576)
Net increase (decrease) in net assets resulting from operations	361,299	(856,357)	(26,933)
Policy Transactions:
Premium payments received from policy owners	113,016	103,360	110,833
Net transfers (including fixed account)	63,525	57,508	199,003
Policy charges	(101,255)	(85,813)	(93,017)
Transfers for policy benefits and terminations	(146,622)	(230,715)	(236,273)
Net increase (decrease) in net assets resulting from policy transactions	(71,336)	(155,660)	(19,454)
Net increase (decrease) in net assets	289,963	(1,012,017)	(46,387)
Net Assets:
Beginning of year	2,005,936	3,017,953	3,064,340
End of year	$2,295,899	$2,005,936	$3,017,953

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII BlackRock Bond Income Division			BHFTII BlackRock Capital Appreciation Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$70,948	$68,046	$66,789	$(9,497)	$(11,341)	$(17,091)
Net realized gains (losses)	(68,545)	(31,391)	69,445	(32,155)	921,814	853,566
Change in unrealized gains (losses) on investments	136,703	(495,939)	(167,174)	1,423,804	(2,756,663)	142,471
Net increase (decrease) in net assets resulting from operations	139,106	(459,284)	(30,940)	1,382,152	(1,846,190)	978,946
Policy Transactions:
Premium payments received from policy owners	68,692	68,733	68,797	147,953	139,232	142,033
Net transfers (including fixed account)	106,814	347,301	71,407	(176,144)	137,141	(390,193)
Policy charges	(179,296)	(162,912)	(133,042)	(177,517)	(143,918)	(159,443)
Transfers for policy benefits and terminations	(229,966)	(92,887)	(60,023)	(308,513)	(471,071)	(250,486)
Net increase (decrease) in net assets resulting from policy transactions	(233,756)	160,235	(52,861)	(514,221)	(338,616)	(658,089)
Net increase (decrease) in net assets	(94,650)	(299,049)	(83,801)	867,931	(2,184,806)	320,857
Net Assets:
Beginning of year	2,749,269	3,048,318	3,132,119	2,946,038	5,130,844	4,809,987
End of year	$2,654,619	$2,749,269	$3,048,318	$3,813,969	$2,946,038	$5,130,844

The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Ultra-Short Term Bond Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$41,327	$(14,387)	$(4,188)
Net realized gains (losses)	408,481	149,545	(14,150)
Change in unrealized gains (losses) on investments	4,702	31,092	(9,548)
Net increase (decrease) in net assets resulting from operations	454,510	166,250	(27,886)
Policy Transactions:
Premium payments received from policy owners	291,774	302,645	278,442
Net transfers (including fixed account)	780,104	(293,611)	734,068
Policy charges	(568,740)	(481,903)	(330,751)
Transfers for policy benefits and terminations	(1,097,124)	(454,374)	(119,513)
Net increase (decrease) in net assets resulting from policy transactions	(593,986)	(927,243)	562,246
Net increase (decrease) in net assets	(139,476)	(760,993)	534,360
Net Assets:
Beginning of year	3,433,792	4,194,785	3,660,425
End of year	$3,294,316	$3,433,792	$4,194,785

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII Brighthouse Asset Allocation 20 Division			BHFTII Brighthouse Asset Allocation 40 Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,941	$3,719	$3,894	$7	$9	$11
Net realized gains (losses)	1,599	2,981	1,714	(16)	(26)	22
Change in unrealized gains (losses) on investments	2,686	(22,025)	(815)	25	(31)	(7)
Net increase (decrease) in net assets resulting from operations	8,226	(15,325)	4,793	16	(48)	26
Policy Transactions:
Premium payments received from policy owners	—	1,222	1,222	278	278	278
Net transfers (including fixed account)	—	—	—	—	—	1
Policy charges	(4,579)	(4,397)	(4,109)	(398)	(372)	(295)
Transfers for policy benefits and terminations	(1)	(3)	(1)	—	—	—
Net increase (decrease) in net assets resulting from policy transactions	(4,580)	(3,178)	(2,888)	(120)	(94)	(16)
Net increase (decrease) in net assets	3,646	(18,503)	1,905	(104)	(142)	10
Net Assets:
Beginning of year	104,696	123,199	121,294	209	351	341
End of year	$108,342	$104,696	$123,199	$105	$209	$351

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 60 Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$15,616	$10,478	$11,172
Net realized gains (losses)	36,247	31,920	28,213
Change in unrealized gains (losses) on investments	9,497	(116,529)	10,518
Net increase (decrease) in net assets resulting from operations	61,360	(74,131)	49,903
Policy Transactions:
Premium payments received from policy owners	18,238	17,768	18,242
Net transfers (including fixed account)	13,729	13,961	—
Policy charges	(11,695)	(10,851)	(10,426)
Transfers for policy benefits and terminations	—	—	(16,167)
Net increase (decrease) in net assets resulting from policy transactions	20,272	20,878	(8,351)
Net increase (decrease) in net assets	81,632	(53,253)	41,552
Net Assets:
Beginning of year	430,203	483,456	441,904
End of year	$511,835	$430,203	$483,456

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII Brighthouse Asset Allocation 80 Division			BHFTII Brighthouse/Artisan Mid Cap Value Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$40,697	$25,036	$24,743	$17,645	$21,577	$21,887
Net realized gains (losses)	141,075	111,890	96,361	399,471	531,975	163,941
Change in unrealized gains (losses) on investments	21,048	(384,274)	62,036	125,039	(1,035,921)	683,462
Net increase (decrease) in net assets resulting from operations	202,820	(247,348)	183,140	542,155	(482,369)	869,290
Policy Transactions:
Premium payments received from policy owners	29,614	32,656	31,643	129,207	138,006	134,224
Net transfers (including fixed account)	25	—	(43,696)	(3,391)	(148,415)	(170,508)
Policy charges	(27,001)	(25,563)	(25,401)	(155,925)	(156,670)	(142,087)
Transfers for policy benefits and terminations	—	(125)	(54)	(250,656)	(179,636)	(165,506)
Net increase (decrease) in net assets resulting from policy transactions	2,638	6,968	(37,508)	(280,765)	(346,715)	(343,877)
Net increase (decrease) in net assets	205,458	(240,380)	145,632	261,390	(829,084)	525,413
Net Assets:
Beginning of year	1,155,618	1,395,998	1,250,366	3,094,865	3,923,949	3,398,536
End of year	$1,361,076	$1,155,618	$1,395,998	$3,356,255	$3,094,865	$3,923,949

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/Wellington Balanced Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$183,644	$137,592	$169,960
Net realized gains (losses)	36,493	1,524,892	1,277,351
Change in unrealized gains (losses) on investments	1,583,691	(3,977,140)	180,762
Net increase (decrease) in net assets resulting from operations	1,803,828	(2,314,656)	1,628,073
Policy Transactions:
Premium payments received from policy owners	210,455	245,982	279,166
Net transfers (including fixed account)	(25,281)	157,967	91,721
Policy charges	(429,405)	(430,555)	(385,649)
Transfers for policy benefits and terminations	(445,527)	(530,549)	(409,247)
Net increase (decrease) in net assets resulting from policy transactions	(689,758)	(557,155)	(424,009)
Net increase (decrease) in net assets	1,114,070	(2,871,811)	1,204,064
Net Assets:
Beginning of year	10,608,402	13,480,213	12,276,149
End of year	$11,722,472	$10,608,402	$13,480,213

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII Brighthouse/Wellington Core Equity Opportunities Division			BHFTII Frontier Mid Cap Growth Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$75,647	$150,214	$74,119	$(18,997)	$(20,673)	$(26,966)
Net realized gains (losses)	532,432	1,231,924	619,989	(53,793)	925,526	702,805
Change in unrealized gains (losses) on investments	(111,366)	(1,755,687)	872,692	578,429	(2,192,139)	(95,693)
Net increase (decrease) in net assets resulting from operations	496,713	(373,549)	1,566,800	505,639	(1,287,286)	580,146
Policy Transactions:
Premium payments received from policy owners	226,877	202,560	215,508	151,285	165,527	186,501
Net transfers (including fixed account)	371,989	(232,280)	(136,425)	(14,840)	6,344	(78,745)
Policy charges	(274,459)	(275,024)	(227,368)	(193,779)	(204,647)	(222,935)
Transfers for policy benefits and terminations	(428,473)	(347,466)	(361,000)	(80,134)	(218,117)	(141,142)
Net increase (decrease) in net assets resulting from policy transactions	(104,066)	(652,210)	(509,285)	(137,468)	(250,893)	(256,321)
Net increase (decrease) in net assets	392,647	(1,025,759)	1,057,515	368,171	(1,538,179)	323,825
Net Assets:
Beginning of year	6,486,482	7,512,241	6,454,726	2,999,207	4,537,386	4,213,561
End of year	$6,879,129	$6,486,482	$7,512,241	$3,367,378	$2,999,207	$4,537,386

The accompanying notes are an integral part of these financial statements.

	BHFTII Jennison Growth Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(218,658)	$(217,504)	$(308,096)
Net realized gains (losses)	(709,927)	7,373,875	12,150,278
Change in unrealized gains (losses) on investments	15,379,603	(26,045,204)	(4,351,429)
Net increase (decrease) in net assets resulting from operations	14,451,018	(18,888,833)	7,490,753
Policy Transactions:
Premium payments received from policy owners	1,015,395	1,042,082	1,149,513
Net transfers (including fixed account)	(507,296)	(93,703)	(421,161)
Policy charges	(1,715,071)	(1,590,298)	(1,786,973)
Transfers for policy benefits and terminations	(1,078,265)	(850,459)	(3,819,903)
Net increase (decrease) in net assets resulting from policy transactions	(2,285,237)	(1,492,378)	(4,878,524)
Net increase (decrease) in net assets	12,165,781	(20,381,211)	2,612,229
Net Assets:
Beginning of year	28,356,023	48,737,234	46,125,005
End of year	$40,521,804	$28,356,023	$48,737,234
The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII MetLife Aggregate Bond Index Division			BHFTII MetLife Mid Cap Stock Index Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$183,818	$204,284	$196,663	$27,576	$26,604	$31,275
Net realized gains (losses)	(189,955)	(180,177)	31,173	146,162	268,313	556,789
Change in unrealized gains (losses) on investments	371,687	(1,428,776)	(538,301)	242,693	(785,631)	63,136
Net increase (decrease) in net assets resulting from operations	365,550	(1,404,669)	(310,465)	416,431	(490,714)	651,200
Policy Transactions:
Premium payments received from policy owners	269,094	266,355	294,461	44,416	54,024	55,111
Net transfers (including fixed account)	63,615	(309,443)	(107,915)	(156,413)	(752,896)	1,422,054
Policy charges	(489,331)	(496,660)	(463,512)	(77,004)	(79,215)	(82,018)
Transfers for policy benefits and terminations	(325,161)	(464,174)	(554,427)	(205,817)	(256,027)	(182,025)
Net increase (decrease) in net assets resulting from policy transactions	(481,783)	(1,003,922)	(831,393)	(394,818)	(1,034,114)	1,213,122
Net increase (decrease) in net assets	(116,233)	(2,408,591)	(1,141,858)	21,613	(1,524,828)	1,864,322
Net Assets:
Beginning of year	8,211,543	10,620,134	11,761,992	2,835,656	4,360,484	2,496,162
End of year	$8,095,310	$8,211,543	$10,620,134	$2,857,269	$2,835,656	$4,360,484

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife MSCI EAFE® Index Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$84,334	$135,355	$64,693
Net realized gains (losses)	60,612	151,450	89,072
Change in unrealized gains (losses) on investments	504,955	(1,010,946)	321,780
Net increase (decrease) in net assets resulting from operations	649,901	(724,141)	475,545
Policy Transactions:
Premium payments received from policy owners	172,697	173,926	183,042
Net transfers (including fixed account)	(73,689)	(45,588)	(6,865)
Policy charges	(204,622)	(192,549)	(189,177)
Transfers for policy benefits and terminations	(200,251)	(291,171)	(200,769)
Net increase (decrease) in net assets resulting from policy transactions	(305,865)	(355,382)	(213,769)
Net increase (decrease) in net assets	344,036	(1,079,523)	261,776
Net Assets:
Beginning of year	3,874,838	4,954,361	4,692,585
End of year	$4,218,874	$3,874,838	$4,954,361

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII MetLife Russell 2000® Index Division			BHFTII MetLife Stock Index Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$57,142	$22,175	$24,576	$789,899	$663,724	$855,484
Net realized gains (losses)	333,614	401,891	993,301	10,533,006	16,417,626	8,265,618
Change in unrealized gains (losses) on investments	1,119,903	(1,219,137)	(418,918)	6,094,083	(31,942,445)	11,818,388
Net increase (decrease) in net assets resulting from operations	1,510,659	(795,071)	598,959	17,416,988	(14,861,095)	20,939,490
Policy Transactions:
Premium payments received from policy owners	95,683	92,178	86,622	1,923,627	2,073,574	2,191,909
Net transfers (including fixed account)	(792,287)	437,644	(196,511)	(17,971,292)	5,201,856	3,356,429
Policy charges	(119,373)	(99,710)	(114,481)	(3,297,658)	(3,371,422)	(3,251,084)
Transfers for policy benefits and terminations	(375,036)	(319,529)	(194,546)	(3,241,385)	(3,508,628)	(2,640,564)
Net increase (decrease) in net assets resulting from policy transactions	(1,191,013)	110,583	(418,916)	(22,586,708)	395,380	(343,310)
Net increase (decrease) in net assets	319,646	(684,488)	180,043	(5,169,720)	(14,465,715)	20,596,180
Net Assets:
Beginning of year	3,283,251	3,967,739	3,787,696	81,777,413	96,243,128	75,646,948
End of year	$3,602,897	$3,283,251	$3,967,739	$76,607,693	$81,777,413	$96,243,128

The accompanying notes are an integral part of these financial statements.

	BHFTII MFS® Total Return Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$31,116	$25,160	$32,254
Net realized gains (losses)	84,136	182,867	276,622
Change in unrealized gains (losses) on investments	54,131	(415,020)	(5,210)
Net increase (decrease) in net assets resulting from operations	169,383	(206,993)	303,666
Policy Transactions:
Premium payments received from policy owners	69,369	66,610	87,153
Net transfers (including fixed account)	1,375	(14,512)	(1,160)
Policy charges	(84,888)	(85,607)	(113,044)
Transfers for policy benefits and terminations	(104,566)	(21,890)	(688,545)
Net increase (decrease) in net assets resulting from policy transactions	(118,710)	(55,399)	(715,596)
Net increase (decrease) in net assets	50,673	(262,392)	(411,930)
Net Assets:
Beginning of year	1,800,025	2,062,417	2,474,347
End of year	$1,850,698	$1,800,025	$2,062,417

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII MFS® Value Division			BHFTII Neuberger Berman Genesis Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$149,805	$137,128	$122,353	$(13,720)	$(21,907)	$(23,504)
Net realized gains (losses)	1,252,614	1,809,480	395,504	462,394	978,029	759,448
Change in unrealized gains (losses) on investments	(563,414)	(2,850,990)	2,341,265	288,544	(2,261,333)	391,611
Net increase (decrease) in net assets resulting from operations	839,005	(904,382)	2,859,122	737,218	(1,305,211)	1,127,555
Policy Transactions:
Premium payments received from policy owners	341,773	392,448	422,446	192,096	209,226	233,664
Net transfers (including fixed account)	(142,963)	(70,464)	(569,458)	10,713	18,032	(312,261)
Policy charges	(580,988)	(577,575)	(545,704)	(243,762)	(252,726)	(249,864)
Transfers for policy benefits and terminations	(592,127)	(371,369)	(598,869)	(255,701)	(357,289)	(470,158)
Net increase (decrease) in net assets resulting from policy transactions	(974,305)	(626,960)	(1,291,585)	(296,654)	(382,757)	(798,619)
Net increase (decrease) in net assets	(135,300)	(1,531,342)	1,567,537	440,564	(1,687,968)	328,936
Net Assets:
Beginning of year	12,082,235	13,613,577	12,046,040	5,049,914	6,737,882	6,408,946
End of year	$11,946,935	$12,082,235	$13,613,577	$5,490,478	$5,049,914	$6,737,882

The accompanying notes are an integral part of these financial statements.

	BHFTII T. Rowe Price Large Cap Growth Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(26,758)	$(26,422)	$(39,180)
Net realized gains (losses)	(151,914)	1,125,538	1,206,469
Change in unrealized gains (losses) on investments	2,329,033	(4,414,986)	313,877
Net increase (decrease) in net assets resulting from operations	2,150,361	(3,315,870)	1,481,166
Policy Transactions:
Premium payments received from policy owners	117,723	122,017	125,948
Net transfers (including fixed account)	168,821	239,373	(531,508)
Policy charges	(320,302)	(295,967)	(305,635)
Transfers for policy benefits and terminations	(277,418)	(272,576)	(308,486)
Net increase (decrease) in net assets resulting from policy transactions	(311,176)	(207,153)	(1,019,681)
Net increase (decrease) in net assets	1,839,185	(3,523,023)	461,485
Net Assets:
Beginning of year	4,732,218	8,255,241	7,793,756
End of year	$6,571,403	$4,732,218	$8,255,241

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII T. Rowe Price Small Cap Growth Division			BHFTII VanEck Global Natural Resources Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(51,836)	$(35,644)	$(69,181)	$91,719	$33,165	$20,898
Net realized gains (losses)	53,689	1,650,041	1,696,237	182,266	127,009	39,669
Change in unrealized gains (losses) on investments	1,927,678	(4,435,815)	(287,397)	74,602	(34,440)	191,193
Net increase (decrease) in net assets resulting from operations	1,929,531	(2,821,418)	1,339,659	348,587	125,734	251,760
Policy Transactions:
Premium payments received from policy owners	119,370	175,548	158,481	26,398	27,360	23,502
Net transfers (including fixed account)	36,423	158,685	(187,774)	3,829,003	(729,886)	681,741
Policy charges	(287,348)	(285,266)	(300,860)	(81,607)	(59,126)	(72,501)
Transfers for policy benefits and terminations	(319,747)	(468,736)	(289,768)	—	—	(57,500)
Net increase (decrease) in net assets resulting from policy transactions	(451,302)	(419,769)	(619,921)	3,773,794	(761,652)	575,242
Net increase (decrease) in net assets	1,478,229	(3,241,187)	719,738	4,122,381	(635,918)	827,002
Net Assets:
Beginning of year	9,516,601	12,757,788	12,038,050	931,569	1,567,487	740,485
End of year	$10,994,830	$9,516,601	$12,757,788	$5,053,950	$931,569	$1,567,487

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management Strategic Bond Opportunities Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$210,921	$220,721	$166,442
Net realized gains (losses)	(109,582)	(76,309)	99,506
Change in unrealized gains (losses) on investments	198,507	(903,532)	(144,870)
Net increase (decrease) in net assets resulting from operations	299,846	(759,120)	121,078
Policy Transactions:
Premium payments received from policy owners	166,320	198,374	207,289
Net transfers (including fixed account)	36,748	(29,432)	(737,850)
Policy charges	(195,607)	(198,468)	(207,946)
Transfers for policy benefits and terminations	(247,122)	(188,399)	(683,419)
Net increase (decrease) in net assets resulting from policy transactions	(239,661)	(217,925)	(1,421,926)
Net increase (decrease) in net assets	60,185	(977,045)	(1,300,848)
Net Assets:
Beginning of year	3,498,956	4,476,001	5,776,849
End of year	$3,559,141	$3,498,956	$4,476,001

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII Western Asset Management U.S. Government Division			Fidelity® VIP Equity-Income Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,480	$3,548	$9,165	$190,055	$188,694	$194,109
Net realized gains (losses)	(1,365)	(4,229)	(5,012)	485,398	578,932	2,224,034
Change in unrealized gains (losses) on investments	6,580	(18,792)	(11,352)	664,623	(1,650,042)	915,416
Net increase (decrease) in net assets resulting from operations	8,695	(19,473)	(7,199)	1,340,076	(882,416)	3,333,559
Policy Transactions:
Premium payments received from policy owners	12,557	12,776	16,250	453,701	475,927	541,622
Net transfers (including fixed account)	45,785	(2,315)	(126,486)	(26,999)	(61,032)	(156,774)
Policy charges	(9,853)	(9,338)	(12,606)	(730,593)	(738,782)	(672,735)
Transfers for policy benefits and terminations	(2,657)	(46,789)	(23,238)	(529,726)	(530,072)	(1,469,967)
Net increase (decrease) in net assets resulting from policy transactions	45,832	(45,666)	(146,080)	(833,617)	(853,959)	(1,757,854)
Net increase (decrease) in net assets	54,527	(65,139)	(153,279)	506,459	(1,736,375)	1,575,705
Net Assets:
Beginning of year	174,117	239,256	392,535	14,031,065	15,767,440	14,191,735
End of year	$228,644	$174,117	$239,256	$14,537,524	$14,031,065	$15,767,440

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Mid Cap Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,685	$100	$997
Net realized gains (losses)	100,003	240,827	907,049
Change in unrealized gains (losses) on investments	314,550	(817,264)	5,095
Net increase (decrease) in net assets resulting from operations	418,238	(576,337)	913,141
Policy Transactions:
Premium payments received from policy owners	99,798	102,298	117,537
Net transfers (including fixed account)	(7,655)	(34,666)	(309,904)
Policy charges	(213,197)	(208,915)	(197,687)
Transfers for policy benefits and terminations	(124,061)	(156,155)	(473,447)
Net increase (decrease) in net assets resulting from policy transactions	(245,115)	(297,438)	(863,501)
Net increase (decrease) in net assets	173,123	(873,775)	49,640
Net Assets:
Beginning of year	3,004,743	3,878,518	3,828,878
End of year	$3,177,866	$3,004,743	$3,878,518

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	LVIP JPMorgan Core Bond Division			LVIP JPMorgan Small Cap Core Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$21,797	$10,143	$10,013	$20,028	$4,341	$1,929
Net realized gains (losses)	(7,959)	(5,709)	22,451	(72,514)	310,065	267,291
Change in unrealized gains (losses) on investments	21,166	(98,890)	(52,833)	244,304	(905,964)	261,212
Net increase (decrease) in net assets resulting from operations	35,004	(94,456)	(20,369)	191,818	(591,558)	530,432
Policy Transactions:
Premium payments received from policy owners	22,254	26,685	24,847	61,215	73,519	63,951
Net transfers (including fixed account)	94,571	(23,105)	73,148	62,674	(718,315)	777,192
Policy charges	(37,264)	(32,175)	(30,749)	(82,821)	(98,217)	(100,919)
Transfers for policy benefits and terminations	(12,528)	—	(305,594)	(38,010)	(157,800)	(88,076)
Net increase (decrease) in net assets resulting from policy transactions	67,033	(28,595)	(238,348)	3,058	(900,813)	652,148
Net increase (decrease) in net assets	102,037	(123,051)	(258,717)	194,876	(1,492,371)	1,182,580
Net Assets:
Beginning of year	602,443	725,494	984,211	2,089,146	3,581,517	2,398,937
End of year	$704,480	$602,443	$725,494	$2,284,022	$2,089,146	$3,581,517

The accompanying notes are an integral part of these financial statements.

	Russell International Developed Markets Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$8,208	$(6,086)	$28,213
Net realized gains (losses)	15,879	16,206	171,532
Change in unrealized gains (losses) on investments	134,546	(191,706)	(25,755)
Net increase (decrease) in net assets resulting from operations	158,633	(181,586)	173,990
Policy Transactions:
Premium payments received from policy owners	20,539	24,249	11,625
Net transfers (including fixed account)	(111)	11,935	(21,625)
Policy charges	(26,455)	(23,589)	(24,877)
Transfers for policy benefits and terminations	(76,183)	(107,880)	(274,789)
Net increase (decrease) in net assets resulting from policy transactions	(82,210)	(95,285)	(309,666)
Net increase (decrease) in net assets	76,423	(276,871)	(135,676)
Net Assets:
Beginning of year	1,028,702	1,305,573	1,441,249
End of year	$1,105,125	$1,028,702	$1,305,573

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	Russell Strategic Bond Division			Russell U.S. Small Cap Equity Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$9,460	$8,456	$2,067	$2,768	$(6,407)	$(6,092)
Net realized gains (losses)	(36,120)	(7,971)	11,617	9,853	33,968	538,748
Change in unrealized gains (losses) on investments	40,284	(74,590)	(26,812)	212,142	(379,132)	(76,146)
Net increase (decrease) in net assets resulting from operations	13,624	(74,105)	(13,128)	224,763	(351,571)	456,510
Policy Transactions:
Premium payments received from policy owners	69,983	113,628	63,020	23,250	26,905	43,379
Net transfers (including fixed account)	3,552	(2,325)	32,312	10,742	9,540	(82,402)
Policy charges	(85,305)	(79,855)	(78,196)	(44,684)	(43,415)	(52,706)
Transfers for policy benefits and terminations	(176,221)	(735)	(229,809)	(14,722)	(41,843)	(82,846)
Net increase (decrease) in net assets resulting from policy transactions	(187,991)	30,713	(212,673)	(25,414)	(48,813)	(174,575)
Net increase (decrease) in net assets	(174,367)	(43,392)	(225,801)	199,349	(400,384)	281,935
Net Assets:
Beginning of year	438,699	482,091	707,892	1,745,292	2,145,676	1,863,741
End of year	$264,332	$438,699	$482,091	$1,944,641	$1,745,292	$2,145,676

The accompanying notes are an integral part of these financial statements.

	Russell U.S. Strategic Equity Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$8,607	$1,102	$869
Net realized gains (losses)	130,540	328,306	656,556
Change in unrealized gains (losses) on investments	742,747	(1,342,086)	221,487
Net increase (decrease) in net assets resulting from operations	881,894	(1,012,678)	878,912
Policy Transactions:
Premium payments received from policy owners	86,043	94,251	77,386
Net transfers (including fixed account)	(15,079)	3,717	(50,397)
Policy charges	(152,762)	(141,824)	(141,146)
Transfers for policy benefits and terminations	(184,672)	(233,931)	(577,530)
Net increase (decrease) in net assets resulting from policy transactions	(266,470)	(277,787)	(691,687)
Net increase (decrease) in net assets	615,424	(1,290,465)	187,225
Net Assets:
Beginning of year	3,511,932	4,802,397	4,615,172
End of year	$4,127,356	$3,511,932	$4,802,397

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2023, 2022 and 2021

	VanEck VIP Emerging Markets Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$47,648	$(2,641)	$48,034
Net realized gains (losses)	(579,637)	(1,726,292)	535,448
Change in unrealized gains (losses) on investments	824,722	(9,027)	(1,255,504)
Net increase (decrease) in net assets resulting from operations	292,733	(1,737,960)	(672,022)
Policy Transactions:
Premium payments received from policy owners	64,272	81,209	89,808
Net transfers (including fixed account)	4,607,563	468,862	5,157,766
Policy charges	(168,156)	(138,987)	(172,899)
Transfers for policy benefits and terminations	(238,579)	(108,915)	(185,804)
Net increase (decrease) in net assets resulting from policy transactions	4,265,100	302,169	4,888,871
Net increase (decrease) in net assets	4,557,833	(1,435,791)	4,216,849
Net Assets:
Beginning of year	5,428,631	6,864,422	2,647,573
End of year	$9,986,464	$5,428,631	$6,864,422

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

General American Separate Account Eleven (the "Separate Account"), a separate account of Metropolitan Tower Life Insurance Company (the "Company"), was established by the Board of Directors of General American Life Insurance Company ("GALIC") on January 30, 1985 to support operations of GALIC with respect to certain variable life insurance policies (the "Policies"). Effective after the close of the New York Stock Exchange on April 27, 2018, GALIC merged with and into the Company while concurrently changing the state of domicile to Nebraska (the "Merger"). Upon the Merger, the Separate Account became a separate account of the Company. The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange Commission, as well as the Nebraska Department of Insurance.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding fund or portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series® ("American Funds")

Brighthouse Funds Trust I ("BHFTI")

Brighthouse Funds Trust II ("BHFTII")

Fidelity® Variable Insurance Products ("Fidelity VIP")

Lincoln Variable Insurance Products Trust ("LVIP")

Russell Investment Funds ("Russell")

VanEck VIP Trust ("VanEck VIP")

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies cannot be used for liabilities arising out of any other business conducted by the Company.

2.  LIST OF DIVISIONS

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the Policy owner. The following Divisions had net assets as of December 31, 2023:

American Funds® Global Small Capitalization Division

American Funds® Growth Division

American Funds® Growth-Income Division

BHFTI Brighthouse Asset Allocation 100 Division

BHFTI CBRE Global Real Estate Division

BHFTI Harris Oakmark International Division

BHFTI Invesco Small Cap Growth Division

BHFTI Loomis Sayles Growth Division

BHFTI MFS® Research International Division

BHFTI Morgan Stanley Discovery Division

BHFTI PIMCO Total Return Division

BHFTI T. Rowe Price Large Cap Value Division

BHFTI T. Rowe Price Mid Cap Growth Division

BHFTI Victory Sycamore Mid Cap Value Division

BHFTII Baillie Gifford International Stock Division

BHFTII BlackRock Bond Income Division

BHFTII BlackRock Capital Appreciation Division

BHFTII BlackRock Ultra-Short Term Bond Division

BHFTII Brighthouse Asset Allocation 20 Division

BHFTII Brighthouse Asset Allocation 40 Division

BHFTII Brighthouse Asset Allocation 60 Division

BHFTII Brighthouse Asset Allocation 80 Division

BHFTII Brighthouse/Artisan Mid Cap Value Division

BHFTII Brighthouse/Wellington Balanced Division (a)

BHFTII Brighthouse/Wellington Core Equity Opportunities Division

BHFTII Frontier Mid Cap Growth Division

BHFTII Jennison Growth Division

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF DIVISIONS — (Concluded)

BHFTII MetLife Aggregate Bond Index Division

BHFTII MetLife Mid Cap Stock Index Division

BHFTII MetLife MSCI EAFE® Index Division

BHFTII MetLife Russell 2000® Index Division

BHFTII MetLife Stock Index Division

BHFTII MFS® Total Return Division

BHFTII MFS® Value Division

BHFTII Neuberger Berman Genesis Division

BHFTII T. Rowe Price Large Cap Growth Division

BHFTII T. Rowe Price Small Cap Growth Division

BHFTII Van Eck Global Natural Resources Division

BHFTII Western Asset Management Strategic Bond Opportunities Division

BHFTII Western Asset Management U.S. Government Division

Fidelity® VIP Equity-Income Division

Fidelity® VIP Mid Cap Division

LVIP JPMorgan Core Bond Division

LVIP JPMorgan Small Cap Core Division

Russell International Developed Markets Division

Russell Strategic Bond Division

Russell U.S. Small Cap Equity Division

Russell U.S. Strategic Equity Division

VanEck VIP Emerging Markets Division

(a)  This Division invests in two or more share classes within the underlying fund or portfolio of the Trust.

3.  PORTFOLIO CHANGES

The operations of the Divisions were affected by the following changes that occurred during the year ended December 31, 2023:

Name Changes:

Former Name

JPMorgan Insurance Trust Core Bond Portfolio

JPMorgan Insurance Trust Small Cap Core Portfolio

New Name

LVIP JPMorgan Core Bond Fund

LVIP JPMorgan Small Cap Core Fund

Trust Name Change:

Former Name

JPMorgan Insurance Trust

New Name

Lincoln Variable Insurance Products Trust

4.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Division's investment in shares of a fund or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV"). All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their daily NAV as reported by the Trusts at the close of each business day.

ASC Topic 820, Fair Value Measurement ("ASC 820") provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The Separate Account's investments in shares of a fund or portfolio of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

Premium Payments

The Company deducts a sales charge for certain Policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to Policy acquisition expenses. Net premiums are reported as premium payments received from Policy owners on the statements of changes in net assets of the applicable Divisions and are credited as units.

Net Transfers

Assets transferred by the Policy owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

5.  EXPENSES & POLICY CHARGES

The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES & POLICY CHARGES — (Concluded)

The table below represents the range of effective annual rates for the charge for the year ended December 31, 2023:

Mortality and Expense Risk	0.00	% - 0.90%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Policy.

Separate Account charges referred to in this disclosure are for current charges of the Policies and can vary among products within the Separate Account. For some Policies, a Mortality and Expense Risk charge ranging from 0.15% to 0.75% is assessed on a monthly basis through the redemption of units. Other Policy charges that are assessed through the redemption of units generally include: cost of insurance ("COI") charges, administrative charges, a Policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the Policy for the death benefit provided by the Company. Policy administrative charges range from $.03 to $.38 for every $1,000 of the Policy face amount and are assessed per month for the first 10 Policy years.

Policy fees range from $4 to $25 and are assessed monthly depending on the Policy and the Policy year. In addition, a surrender charge is imposed if the Policy is partially or fully surrendered within the specified surrender charge period that ranges from 0% to 45% of the Policy's target premium. Most Policies offer optional benefits that can be added to the Policy by rider. The charge for riders that provide life insurance benefits can range from $.04 to $83.33 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $2.40 to $61.44 per $100 of the benefit provided. These charges are paid to the Company and are recorded as Policy charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2023, 2022 and 2021.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS

	As of December 31		For the year ended December 31
	Shares	Cost ($)	Cost of Purchases ($)			Proceeds from Sales ($)
	2023	2023	2023	2022	2021	2023	2022	2021
American Funds® Global Small Capitalization Division	178,279	3,664,053	202,384	1,257,016	245,212	352,118	388,551	507,963
American Funds® Growth Division	228,461	17,405,959	1,760,103	3,560,532	4,514,527	2,416,879	2,209,664	4,526,118
American Funds® Growth-Income Division	229,117	10,407,764	1,215,206	1,655,982	1,207,805	1,838,998	2,019,913	2,108,132
BHFTI Brighthouse Asset Allocation 100 Division	1,279	14,086	6,726	9,523	6,856	839	24,393	300
BHFTI CBRE Global Real Estate Division	101,806	1,190,822	122,758	294,800	895,198	172,079	553,605	477,527
BHFTI Harris Oakmark International Division	344,784	4,559,872	262,884	548,691	1,186,252	691,259	379,596	1,596,725
BHFTI Invesco Small Cap Growth Division	110,100	1,169,784	26,292	702,967	665,722	410,527	320,296	412,516
BHFTI Loomis Sayles Growth Division	51,038	644,414	68,594	156,069	96,617	113,842	233,753	249,157
BHFTI MFS® Research International Division	763,954	8,891,512	1,614,452	2,576,358	967,729	1,311,587	1,711,566	1,261,274
BHFTI Morgan Stanley Discovery Division	463,691	5,148,929	60,832	4,547,904	6,927,745	175,133	3,988,299	6,021,895
BHFTI PIMCO Total Return Division	680,051	7,698,169	1,745,107	364,268	1,284,976	856,044	863,872	1,119,633
BHFTI T. Rowe Price Large Cap Value Division	79,834	2,348,548	545,939	613,930	2,229,087	384,255	264,616	2,353,970
BHFTI T. Rowe Price Mid Cap Growth Division	382,145	3,918,087	360,116	666,315	539,451	366,991	286,887	612,433
BHFTI Victory Sycamore Mid Cap Value Division	188,183	3,658,260	528,256	1,570,326	2,944,354	342,433	1,612,128	3,522,033
BHFTII Baillie Gifford International Stock Division	219,289	2,505,426	180,090	475,562	663,629	229,626	413,794	352,724
BHFTII BlackRock Bond Income Division	28,774	3,026,128	263,383	488,559	510,329	426,207	256,889	437,065
BHFTII BlackRock Capital Appreciation Division	105,244	3,946,932	136,981	1,154,857	765,866	591,640	563,962	769,053
BHFTII BlackRock Ultra-Short Term Bond Division	31,501	3,269,642	131,728,102	75,045,899	12,500,038	132,280,706	75,987,486	11,942,015
BHFTII Brighthouse Asset Allocation 20 Division	11,369	122,133	6,267	8,675	6,637	4,579	4,721	4,109
BHFTII Brighthouse Asset Allocation 40 Division	11	104	296	304	302	398	371	295
BHFTII Brighthouse Asset Allocation 60 Division	51,648	576,831	83,099	73,105	67,761	9,357	8,832	40,037
BHFTII Brighthouse Asset Allocation 80 Division	127,681	1,491,164	208,890	166,610	134,262	21,644	22,038	62,084
BHFTII Brighthouse/Artisan Mid Cap Value Division	15,441	3,371,284	508,458	615,859	219,997	360,793	456,388	462,942
BHFTII Brighthouse/Wellington Balanced Division	650,909	11,541,013	535,834	2,043,155	1,781,354	957,834	939,305	925,645
BHFTII Brighthouse/Wellington Core Equity Opportunities Division	241,206	7,228,910	8,830,536	12,900,486	1,565,146	8,153,502	11,292,670	1,643,129
BHFTII Frontier Mid Cap Growth Division	134,108	3,759,233	79,881	1,117,466	693,531	236,342	392,755	389,847
BHFTII Jennison Growth Division	2,827,764	41,206,998	970,774	9,593,871	13,583,396	3,474,673	3,138,281	8,729,722

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Concluded)

	As of December 31		For the year ended December 31
	Shares	Cost ($)	Cost of Purchases ($)			Proceeds from Sales ($)
	2023	2023	2023	2022	2021	2023	2022	2021
BHFTII MetLife Aggregate Bond Index Division	850,351	9,105,801	1,017,186	1,034,613	1,051,328	1,315,188	1,834,195	1,686,086
BHFTII MetLife Mid Cap Stock Index Division	169,272	2,843,661	552,104	3,332,992	3,735,832	742,699	3,840,030	2,310,712
BHFTII MetLife MSCI EAFE® Index Division	284,296	3,553,399	322,262	416,190	237,354	543,785	527,709	386,458
BHFTII MetLife Russell 2000® Index Division	206,474	3,000,908	24,722,823	2,323,220	2,997,465	25,765,358	1,627,027	3,188,924
BHFTII MetLife Stock Index Division	1,262,903	67,127,941	89,074,764	75,844,423	15,150,678	105,424,342	67,506,036	9,426,208
BHFTII MFS® Total Return Division	12,226	1,841,335	170,883	248,626	238,508	168,018	99,803	785,563
BHFTII MFS® Value Division	858,259	12,725,641	2,318,761	3,216,688	977,324	1,737,236	1,939,590	2,012,122
BHFTII Neuberger Berman Genesis Division	297,267	5,247,498	614,188	1,110,472	624,081	465,691	589,359	1,009,020
BHFTII T. Rowe Price Large Cap Growth Division	317,461	6,588,508	396,499	1,470,459	1,065,128	734,508	519,631	1,226,030
BHFTII T. Rowe Price Small Cap Growth Division	552,506	11,186,599	1,158,589	3,630,000	2,448,245	1,423,139	2,241,646	1,819,829
BHFTII VanEck Global Natural Resources Division	425,065	4,934,397	11,203,052	1,382,376	2,290,266	7,337,528	2,110,870	1,694,157
BHFTII Western Asset Management Strategic Bond Opportunities Division	324,454	4,081,562	586,719	541,030	862,767	615,430	538,203	2,118,294
BHFTII Western Asset Management U.S. Government Division	21,697	248,610	58,243	17,371	51,091	8,912	59,512	188,018
Fidelity® VIP Equity-Income Division	585,012	13,199,839	1,001,436	1,006,742	2,845,058	1,242,466	1,197,690	2,722,027
Fidelity® VIP Mid Cap Division	87,210	2,858,549	144,552	279,908	707,884	303,418	368,793	986,859
LVIP JPMorgan Core Bond Division	71,348	770,138	157,605	82,048	113,550	68,749	97,111	331,914
LVIP JPMorgan Small Cap Core Division	115,074	2,290,819	1,752,619	3,601,637	1,847,404	1,710,984	3,837,023	1,124,638
Russell International Developed Markets Division	91,871	981,688	37,335	44,618	152,116	104,557	124,801	336,612
Russell Strategic Bond Division	29,943	300,618	68,039	109,306	62,922	246,597	69,846	266,595
Russell U.S. Small Cap Equity Division	138,119	1,877,575	42,680	55,583	522,951	52,946	72,714	225,543
Russell U.S. Strategic Equity Division	215,417	3,352,342	160,294	375,610	472,880	333,508	360,497	766,115
VanEck VIP Emerging Markets Division	1,084,312	9,715,224	34,340,347	6,065,048	11,402,732	30,027,592	5,409,430	6,317,422

This page is intentionally left blank.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS
For the years ended December 31, 2023, 2022 and 2021:

	American Funds® Global Small Capitalization Division			American Funds® Growth Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	67,371	71,149	77,042	284,413	304,595	346,233
Units issued and transferred from other funding options	6,908	18,555	16,843	19,014	57,781	80,273
Units redeemed and transferred to other funding options	(10,995)	(22,333)	(22,736)	(42,828)	(77,963)	(121,911)
Units end of year	63,284	67,371	71,149	260,599	284,413	304,595
	BHFTI CBRE Global Real Estate Division			BHFTI Harris Oakmark International Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	3,952	5,709	4,658	123,436	127,972	139,887
Units issued and transferred from other funding options	543	8,271	16,690	9,359	31,432	72,259
Units redeemed and transferred to other funding options	(817)	(10,028)	(15,639)	(22,491)	(35,968)	(84,174)
Units end of year	3,678	3,952	5,709	110,304	123,436	127,972
	BHFTI MFS® Research International Division			BHFTI Morgan Stanley Discovery Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	345,805	343,421	370,569	168,923	245,542	339,280
Units issued and transferred from other funding options	386,187	406,132	351,166	9,000	301,456	570,468
Units redeemed and transferred to other funding options	(382,620)	(403,748)	(378,314)	(16,423)	(378,075)	(664,206)
Units end of year	349,372	345,805	343,421	161,500	168,923	245,542
	BHFTI T. Rowe Price Mid Cap Growth Division			BHFTI Victory Sycamore Mid Cap Value Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	53,022	56,367	62,267	59,811	69,868	81,785
Units issued and transferred from other funding options	5,583	10,584	10,301	3,849	48,982	91,511
Units redeemed and transferred to other funding options	(7,871)	(13,929)	(16,201)	(7,882)	(59,039)	(103,428)
Units end of year	50,734	53,022	56,367	55,778	59,811	69,868

	American Funds® Growth-Income Division			BHFTI Brighthouse Asset Allocation 100 Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	264,523	302,415	326,891	23	68	56
Units issued and transferred from other funding options	18,106	58,983	74,598	13	25	13
Units redeemed and transferred to other funding options	(46,749)	(96,875)	(99,074)	(2)	(70)	(1)
Units end of year	235,880	264,523	302,415	34	23	68
	BHFTI Invesco Small Cap Growth Division			BHFTI Loomis Sayles Growth Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	25,068	20,790	21,791	19,520	23,669	28,623
Units issued and transferred from other funding options	1,125	43,435	15,742	1,515	6,383	8,540
Units redeemed and transferred to other funding options	(9,575)	(39,157)	(16,743)	(3,867)	(10,532)	(13,494)
Units end of year	16,618	25,068	20,790	17,168	19,520	23,669
	BHFTI PIMCO Total Return Division			BHFTI T. Rowe Price Large Cap Value Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	284,803	317,341	328,790	47,396	45,131	49,950
Units issued and transferred from other funding options	151,248	68,516	70,050	8,066	19,755	84,513
Units redeemed and transferred to other funding options	(113,464)	(101,054)	(81,499)	(11,362)	(17,490)	(89,332)
Units end of year	322,587	284,803	317,341	44,100	47,396	45,131
	BHFTII Baillie Gifford International Stock Division			BHFTII BlackRock Bond Income Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	104,751	112,380	113,464	149,038	142,162	144,943
Units issued and transferred from other funding options	13,125	36,786	46,071	14,402	60,189	28,774
Units redeemed and transferred to other funding options	(16,320)	(44,415)	(47,155)	(26,710)	(53,313)	(31,555)
Units end of year	101,556	104,751	112,380	136,730	149,038	142,162

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2023, 2022 and 2021:

	BHFTII BlackRock Capital Appreciation Division			BHFTII BlackRock Ultra-Short Term Bond Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	94,328	101,813	116,700	240,618	288,997	261,670
Units issued and transferred from other funding options	5,919	32,910	35,647	10,130,477	5,626,437	1,348,615
Units redeemed and transferred to other funding options	(17,929)	(40,395)	(50,534)	(10,150,501)	(5,674,816)	(1,321,288)
Units end of year	82,318	94,328	101,813	220,594	240,618	288,997
	BHFTII Brighthouse Asset Allocation 60 Division			BHFTII Brighthouse Asset Allocation 80 Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	1,581	1,507	1,532	3,817	3,795	3,904
Units issued and transferred from other funding options	117	121	113	92	116	91
Units redeemed and transferred to other funding options	(47)	(47)	(138)	(83)	(94)	(200)
Units end of year	1,651	1,581	1,507	3,826	3,817	3,795
	BHFTII Brighthouse/Wellington Core Equity Opportunities Division			BHFTII Frontier Mid Cap Growth Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	128,944	141,850	151,626	65,507	71,327	76,125
Units issued and transferred from other funding options	232,208	304,393	55,900	4,670	9,945	17,844
Units redeemed and transferred to other funding options	(233,945)	(317,299)	(65,676)	(7,357)	(15,765)	(22,642)
Units end of year	127,207	128,944	141,850	62,820	65,507	71,327
	BHFTII MetLife Mid Cap Stock Index Division			BHFTII MetLife MSCI EAFE® Index Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	45,482	58,647	43,569	140,745	153,922	160,940
Units issued and transferred from other funding options	12,384	88,136	110,630	16,366	38,995	38,385
Units redeemed and transferred to other funding options	(18,163)	(101,301)	(95,552)	(26,135)	(52,172)	(45,403)
Units end of year	39,703	45,482	58,647	130,976	140,745	153,922

	BHFTII Brighthouse Asset Allocation 20 Division			BHFTII Brighthouse Asset Allocation 40 Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	511	526	538	1	1	1
Units issued and transferred from other funding options	—	7	6	1	2	1
Units redeemed and transferred to other funding options	(22)	(22)	(18)	(1)	(2)	(1)
Units end of year	489	511	526	1	1	1
	BHFTII Brighthouse/Artisan Mid Cap Value Division			BHFTII Brighthouse/Wellington Balanced Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	85,775	95,296	104,704	209,248	218,212	225,068
Units issued and transferred from other funding options	6,415	26,250	22,797	7,507	28,475	59,480
Units redeemed and transferred to other funding options	(13,458)	(35,771)	(32,205)	(19,248)	(37,439)	(66,336)
Units end of year	78,732	85,775	95,296	197,507	209,248	218,212
	BHFTII Jennison Growth Division			BHFTII MetLife Aggregate Bond Index Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	89,046	93,086	102,780	326,576	365,650	390,319
Units issued and transferred from other funding options	45,861	54,199	77,498	285,587	237,296	260,260
Units redeemed and transferred to other funding options	(51,328)	(58,239)	(87,192)	(303,446)	(276,370)	(284,929)
Units end of year	83,579	89,046	93,086	308,717	326,576	365,650
	BHFTII MetLife Russell 2000® Index Division			BHFTII MetLife Stock Index Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	79,673	76,293	83,390	1,394,201	1,295,105	1,283,436
Units issued and transferred from other funding options	767,292	71,374	88,600	2,669,209	1,991,246	1,807,641
Units redeemed and transferred to other funding options	(772,149)	(67,994)	(95,697)	(3,087,783)	(1,892,150)	(1,795,972)
Units end of year	74,816	79,673	76,293	975,627	1,394,201	1,295,105

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2023, 2022 and 2021:

	BHFTII MFS® Total Return Division			BHFTII MFS® Value Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	45,627	47,225	65,926	342,291	360,157	398,590
Units issued and transferred from other funding options	2,357	10,363	18,533	481,349	550,344	559,847
Units redeemed and transferred to other funding options	(5,490)	(11,961)	(37,234)	(508,423)	(568,210)	(598,280)
Units end of year	42,494	45,627	47,225	315,217	342,291	360,157
	BHFTII T. Rowe Price Small Cap Growth Division			BHFTII VanEck Global Natural Resources Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	218,119	226,542	237,348	21,599	37,278	19,734
Units issued and transferred from other funding options	485,502	512,415	501,021	672,035	192,893	302,545
Units redeemed and transferred to other funding options	(495,270)	(520,838)	(511,827)	(583,560)	(208,572)	(285,001)
Units end of year	208,351	218,119	226,542	110,074	21,599	37,278
	Fidelity® VIP Equity-Income Division			Fidelity® VIP Mid Cap Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	235,170	249,224	271,721	42,953	47,418	58,834
Units issued and transferred from other funding options	15,197	33,617	80,065	1,866	12,273	16,694
Units redeemed and transferred to other funding options	(27,587)	(47,671)	(102,562)	(5,241)	(16,738)	(28,110)
Units end of year	222,780	235,170	249,224	39,578	42,953	47,418
	Russell International Developed Markets Division			Russell Strategic Bond Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	41,797	45,628	56,036	18,104	16,974	24,676
Units issued and transferred from other funding options	1,022	1,724	1,149	3,094	4,489	3,497
Units redeemed and transferred to other funding options	(3,962)	(5,555)	(11,557)	(10,429)	(3,359)	(11,199)
Units end of year	38,857	41,797	45,628	10,769	18,104	16,974

	BHFTII Neuberger Berman Genesis Division			BHFTII T. Rowe Price Large Cap Growth Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	97,884	105,199	117,705	122,258	126,930	144,097
Units issued and transferred from other funding options	6,865	18,804	21,436	14,906	33,908	42,222
Units redeemed and transferred to other funding options	(11,928)	(26,119)	(33,942)	(20,617)	(38,580)	(59,389)
Units end of year	92,821	97,884	105,199	116,547	122,258	126,930
	BHFTII Western Asset Management Strategic Bond Opportunities Division			BHFTII Western Asset Management U.S. Government Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	8,623	9,178	12,184	733	919	1,504
Units issued and transferred from other funding options	1,436	2,595	3,486	240	308	743
Units redeemed and transferred to other funding options	(2,009)	(3,150)	(6,492)	(54)	(494)	(1,328)
Units end of year	8,050	8,623	9,178	919	733	919
	LVIP JPMorgan Core Bond Division			LVIP JPMorgan Small Cap Core Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	37,155	39,054	51,890	37,839	51,775	42,456
Units issued and transferred from other funding options	12,524	18,125	16,598	76,210	123,595	135,338
Units redeemed and transferred to other funding options	(8,622)	(20,024)	(29,434)	(77,330)	(137,531)	(126,019)
Units end of year	41,057	37,155	39,054	36,719	37,839	51,775
	Russell U.S. Small Cap Equity Division			Russell U.S. Strategic Equity Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	37,038	38,137	41,985	74,649	81,164	95,178
Units issued and transferred from other funding options	828	1,003	2,783	1,861	2,337	3,062
Units redeemed and transferred to other funding options	(1,456)	(2,102)	(6,631)	(6,578)	(8,852)	(17,076)
Units end of year	36,410	37,038	38,137	69,932	74,649	81,164

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2023, 2022 and 2021:

	VanEck VIP Emerging Markets Division
	2023	2022	2021
Units beginning of year	115,902	110,847	33,575
Units issued and transferred from other funding options	1,294,735	308,034	459,915
Units redeemed and transferred to other funding options	(1,211,686)	(302,979)	(382,643)
Units end of year	198,951	115,902	110,847

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Policies, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund or portfolio, and total return ratios for the five years ended December 31, 2023:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
American Funds® Global	2023	63,284	43.92 - 54.06	3,119,821	0.26	0.00 - 0.90	15.14 - 16.17
Small Capitalization Division	2022	67,371	38.15 - 46.53	2,864,596	—	0.00 - 0.90	(30.18) - (29.55)
	2021	71,149	54.64 - 66.05	4,316,156	—	0.00 - 0.90	5.79 - 6.74
	2020	77,042	51.65 - 61.88	4,380,715	0.16	0.00 - 0.90	28.56 - 29.72
	2019	98,021	40.17 - 47.70	4,328,872	0.15	0.00 - 0.90	30.34 - 31.52
American Funds® Growth	2023	260,599	76.84 - 93.61	22,434,847	0.36	0.00 - 0.90	37.25 - 38.48
Division	2022	284,413	55.99 - 67.60	17,718,739	0.32	0.00 - 0.90	(30.56) - (29.94)
	2021	304,595	80.63 - 96.48	27,225,258	0.21	0.00 - 0.90	20.90 - 21.99
	2020	346,233	66.69 - 79.09	25,413,462	0.32	0.00 - 0.90	50.72 - 52.08
	2019	397,364	44.25 - 52.01	19,186,601	0.74	0.00 - 0.90	29.61 - 30.77
American Funds®	2023	235,880	50.19 - 60.21	13,357,510	1.36	0.00 - 0.90	25.02 - 26.14
Growth-Income Division	2022	264,523	40.14 - 48.32	11,890,029	1.25	0.00 - 0.90	(17.24) - (16.49)
	2021	302,415	48.50 - 57.86	16,326,619	1.12	0.00 - 0.90	22.99 - 24.10
	2020	326,891	39.44 - 46.62	14,238,883	1.38	0.00 - 0.90	12.53 - 13.55
	2019	338,013	35.05 - 41.06	12,981,954	1.68	0.00 - 0.90	25.01 - 26.14
BHFTI Brighthouse Asset	2023	34	388.48	13,176	2.98	0.00	21.10
Allocation 100 Division	2022	23	320.79	7,335	0.67	0.00	(19.89)
	2021	68	400.42	27,127	1.34	0.00	18.34
	2020	56	338.37	18,890	1.69	0.00	19.23
	2019	117	283.79	33,101	2.01	0.00	27.79
BHFTI CBRE Global Real	2023	3,678	260.64 - 310.90	1,072,969	2.74	0.00 - 0.90	11.86 - 12.87
Estate Division	2022	3,952	233.00 - 275.45	1,022,468	5.18	0.00 - 0.90	(25.39) - (24.71)
	2021	5,709	312.27 - 365.88	1,994,025	3.39	0.00 - 0.90	33.50 - 34.70
	2020	4,658	233.91 - 271.62	1,186,023	3.99	0.00 - 0.90	(5.63) - (4.78)
	2019	8,072	247.86 - 285.25	2,222,889	3.21	0.00 - 0.90	23.98 - 25.10
BHFTI Harris Oakmark	2023	110,304	36.88 - 44.79	4,523,520	2.14	0.00 - 0.90	18.20 - 19.26
International Division	2022	123,436	31.20 - 37.55	4,252,494	2.42	0.00 - 0.90	(16.53) - (15.78)
	2021	127,972	37.38 - 44.59	5,232,337	0.93	0.00 - 0.90	7.69 - 8.66
	2020	139,887	34.71 - 41.03	5,273,649	3.34	0.00 - 0.90	4.42 - 5.37
	2019	140,685	33.24 - 38.95	5,038,330	2.44	0.00 - 0.90	23.72 - 24.83
BHFTI Invesco Small Cap	2023	16,618	46.37 - 58.00	902,754	—	0.00 - 0.90	11.33 - 12.33
Growth Division	2022	25,068	41.65 - 51.64	1,169,626	—	0.00 - 0.90	(35.62) - (35.04)
	2021	20,790	64.69 - 79.49	1,568,724	—	0.00 - 0.90	6.17 - 7.12
	2020	21,791	60.94 - 74.21	1,530,959	0.09	0.00 - 0.90	55.84 - 57.24
	2019	22,829	39.10 - 47.19	1,017,452	—	0.00 - 0.90	23.53 - 24.64

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTI Loomis Sayles Growth	2023	17,168	36.43 - 63.05	791,531	—	0.00 - 0.90	50.71 - 52.06
Division	2022	19,520	24.17 - 41.46	590,233	—	0.00 - 0.90	(28.51) - (27.86)
	2021	23,669	33.81 - 57.48	981,553	0.20	0.00 - 0.90	17.60 - 18.66
	2020	28,623	28.75 - 48.44	991,095	0.84	0.00 - 0.90	31.36 - 32.54
	2019	40,619	21.89 - 36.55	1,047,008	1.02	0.00 - 0.90	22.73 - 23.83
BHFTI MFS® Research	2023	349,372	23.56 - 32.51	9,243,813	1.78	0.00 - 0.90	12.05 - 13.05
International Division	2022	345,805	21.03 - 28.76	8,212,779	2.16	0.00 - 0.90	(18.04) - (17.30)
	2021	343,421	25.66 - 34.77	9,943,295	1.15	0.00 - 0.90	10.98 - 11.98
	2020	370,569	23.12 - 31.05	9,574,798	2.39	0.00 - 0.90	12.26 - 13.27
	2019	412,370	20.59 - 27.42	9,526,018	1.60	0.00 - 0.90	27.54 - 28.69
BHFTI Morgan Stanley	2023	161,500	14.08 - 42.67	2,652,255	—	0.00 - 0.90	39.98 - 41.23
Discovery Division	2022	168,923	10.06 - 30.21	1,968,214	—	0.00 - 0.90	(62.80) - (62.47)
	2021	245,542	27.04 - 80.50	7,751,467	—	0.00 - 0.90	(11.34) - (10.54)
	2020	339,280	30.49 - 89.98	12,045,077	—	0.00 - 0.90	151.50 - 153.77
	2019	245,245	12.12 - 35.46	3,343,261	—	0.00 - 0.90	39.22 - 40.47
BHFTI PIMCO Total Return	2023	322,587	19.44 - 23.60	6,746,057	3.27	0.00 - 0.90	5.28 - 6.22
Division	2022	284,803	18.46 - 22.22	5,699,573	3.15	0.00 - 0.90	(15.10) - (14.34)
	2021	317,341	21.75 - 25.94	7,443,221	1.99	0.00 - 0.90	(2.01) - (1.13)
	2020	328,790	22.19 - 26.24	7,836,972	3.88	0.00 - 0.90	7.85 - 8.82
	2019	298,911	20.58 - 24.11	6,628,190	3.04	0.00 - 0.90	7.72 - 8.69
BHFTI T. Rowe Price Large	2023	44,100	35.41 - 51.14	2,103,545	2.06	0.00 - 0.90	8.93 - 9.91
Cap Value Division	2022	47,396	32.50 - 46.69	2,088,395	1.80	0.00 - 0.90	(5.74) - (4.89)
	2021	45,131	34.48 - 49.27	2,107,919	3.58	0.00 - 0.90	25.17 - 26.30
	2020	49,950	27.55 - 39.15	1,853,077	2.60	0.00 - 0.90	2.23 - 3.15
	2019	59,874	26.95 - 38.08	2,141,538	2.34	0.00 - 0.90	25.68 - 26.81
BHFTI T. Rowe Price Mid Cap	2023	50,734	64.31 - 81.99	3,634,137	—	0.00 - 0.90	19.04 - 20.11
Growth Division	2022	53,022	54.02 - 68.26	3,179,836	—	0.00 - 0.90	(23.02) - (22.33)
	2021	56,367	70.18 - 87.89	4,348,000	—	0.00 - 0.90	14.12 - 15.15
	2020	62,267	61.50 - 76.33	4,191,128	0.25	0.00 - 0.90	23.19 - 24.30
	2019	63,803	49.92 - 61.40	3,474,650	0.26	0.00 - 0.90	30.24 - 31.42
BHFTI Victory Sycamore Mid	2023	55,778	53.73 - 72.17	3,654,457	1.66	0.00 - 0.90	9.22 - 10.20
Cap Value Division	2022	59,811	49.20 - 68.56	3,573,408	1.92	0.00 - 0.90	(3.32) - (2.45)
	2021	69,868	50.89 - 70.29	4,242,861	1.40	0.00 - 0.90	30.95 - 32.13
	2020	81,785	38.86 - 53.19	3,780,497	1.61	0.00 - 0.90	6.91 - 7.87
	2019	96,549	36.35 - 49.31	4,228,456	1.31	0.00 - 0.90	28.20 - 29.35
BHFTII Baillie Gifford	2023	101,556	20.00 - 23.88	2,295,899	1.31	0.00 - 0.90	17.53 - 18.59
International Stock Division	2022	104,751	17.01 - 20.13	2,005,936	1.15	0.00 - 0.90	(29.24) - (28.60)
	2021	112,380	24.04 - 28.20	3,017,953	0.95	0.00 - 0.90	(1.64) - (0.76)
	2020	113,464	24.44 - 28.90	3,064,340	1.96	0.00 - 0.90	25.44 - 26.58
	2019	122,372	19.49 - 22.45	2,613,947	1.32	0.00 - 0.90	31.64 - 32.82
BHFTII BlackRock Bond	2023	136,730	17.85 - 21.67	2,654,619	3.13	0.00 - 0.90	4.90 - 5.84
Income Division	2022	149,038	17.02 - 20.48	2,749,269	2.91	0.00 - 0.90	(14.91) - (14.15)
	2021	142,162	20.00 - 23.77	3,048,318	2.70	0.00 - 0.90	(1.32) - (0.44)
	2020	144,943	20.26 - 23.88	3,132,119	3.57	0.00 - 0.90	7.63 - 8.60
	2019	148,789	18.83 - 21.99	2,973,713	3.74	0.00 - 0.90	8.85 - 9.83

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTII BlackRock Capital	2023	82,318	37.22 - 71.37	3,813,969	0.04	0.00 - 0.90	48.28 - 49.61
Appreciation Division	2022	94,328	25.10 - 47.70	2,946,038	—	0.00 - 0.90	(38.17) - (37.61)
	2021	101,813	40.59 - 76.46	5,130,844	—	0.00 - 0.90	20.12 - 21.20
	2020	116,700	33.79 - 63.08	4,809,987	—	0.00 - 0.90	39.41 - 40.66
	2019	189,920	24.24 - 44.85	5,524,100	0.22	0.00 - 0.90	31.67 - 32.85
BHFTII BlackRock	2023	220,594	13.51 - 22.56	3,294,316	0.58	0.00 - 0.90	4.11 - 5.05
Ultra-Short Term Bond	2022	240,618	12.86 - 21.65	3,433,792	—	0.00 - 0.90	0.54 - 1.44
Division	2021	288,997	12.68 - 21.53	4,194,785	0.22	0.00 - 0.90	(1.08) - (0.19)
	2020	261,670	12.70 - 21.75	3,660,425	1.85	0.00 - 0.90	(0.47) - 0.43
	2019	272,347	12.65 - 21.84	3,800,724	1.79	0.00 - 0.90	1.22 - 2.13
BHFTII Brighthouse Asset	2023	489	221.49	108,342	3.73	0.00	8.08
Allocation 20 Division	2022	511	204.94	104,696	3.38	0.00	(12.54)
	2021	526	234.33	123,199	3.19	0.00	4.01
	2020	538	225.30	121,294	3.02	0.00	9.70
	2019	552	205.38	113,445	2.39	0.00	12.14
BHFTII Brighthouse Asset	2023	1	263.86	105	4.19	0.00	10.82
Allocation 40 Division	2022	1	238.10	209	3.11	0.00	(13.63)
	2021	1	275.69	351	2.99	0.00	7.68
	2020	1	256.02	341	3.02	0.00	11.31
	2019	1	230.00	315	0.02	0.00	15.94
BHFTII Brighthouse Asset	2023	1,651	309.99	511,835	3.35	0.00	13.93
Allocation 60 Division	2022	1,581	272.08	430,203	2.41	0.00	(15.17)
	2021	1,507	320.75	483,456	2.31	0.00	11.17
	2020	1,532	288.52	441,904	2.35	0.00	14.09
	2019	1,218	252.89	308,028	1.87	0.00	19.85
BHFTII Brighthouse Asset	2023	3,826	355.72	1,361,076	3.25	0.00	17.51
Allocation 80 Division	2022	3,817	302.73	1,155,618	2.08	0.00	(17.71)
	2021	3,795	367.88	1,395,998	1.84	0.00	14.87
	2020	3,904	320.25	1,250,366	2.04	0.00	17.01
	2019	3,856	273.70	1,055,465	1.96	0.00	24.04
BHFTII Brighthouse/Artisan	2023	78,732	39.23 - 48.08	3,356,255	0.85	0.00 - 0.90	17.48 - 18.53
Mid Cap Value Division	2022	85,775	33.40 - 40.56	3,094,865	0.95	0.00 - 0.90	(13.40) - (12.62)
	2021	95,296	38.56 - 43.18	3,923,949	0.92	0.00 - 0.90	25.77 - 26.91
	2020	104,704	30.66 - 34.15	3,398,536	0.97	0.00 - 0.90	5.30 - 6.25
	2019	106,306	29.03 - 34.43	3,251,834	0.75	0.00 - 0.90	22.65 - 23.75
BHFTII	2023	197,507	40.87 - 129.17	11,722,472	2.15	0.00 - 0.90	17.05 - 17.98
Brighthouse/Wellington	2022	209,248	34.64 - 110.29	10,608,402	1.71	0.00 - 0.90	(17.82) - (17.26)
Balanced Division	2021	218,212	41.87 - 134.14	13,480,213	1.83	0.00 - 0.90	13.01 - 14.02
	2020	225,068	36.77 - 118.64	12,276,149	2.22	0.00 - 0.90	16.67 - 17.53
	2019	235,455	31.29 - 101.63	10,986,054	2.19	0.00 - 0.90	21.89 - 22.85
BHFTII	2023	127,207	47.75 - 57.99	6,879,129	1.38	0.00 - 0.90	6.70 - 7.66
Brighthouse/Wellington Core	2022	128,944	44.75 - 53.86	6,486,482	2.23	0.00 - 0.90	(5.93) - (5.08)
Equity Opportunities	2021	141,850	47.57 - 56.75	7,512,241	1.36	0.00 - 0.90	23.32 - 24.43
Division	2020	151,626	38.58 - 45.61	6,454,726	1.51	0.00 - 0.90	10.28 - 11.27
	2019	206,850	34.98 - 40.99	8,024,054	1.58	0.00 - 0.90	29.77 - 30.94

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTII Frontier Mid Cap	2023	62,820	41.48 - 67.65	3,367,378	—	0.00 - 0.90	16.95 - 18.00
Growth Division	2022	65,507	34.46 - 57.42	2,999,207	—	0.00 - 0.90	(28.79) - (28.15)
	2021	71,327	48.23 - 80.47	4,537,386	—	0.00 - 0.90	13.66 - 14.68
	2020	76,125	43.23 - 70.66	4,213,561	—	0.00 - 0.90	30.52 - 31.70
	2019	86,331	32.98 - 54.03	3,636,436	—	0.00 - 0.90	31.94 - 33.13
BHFTII Jennison Growth	2023	83,579	456.69 - 560.67	40,521,804	—	0.00 - 0.90	51.90 - 53.26
Division	2022	89,046	300.65 - 365.82	28,356,023	—	0.00 - 0.90	(39.42) - (38.87)
	2021	93,086	496.25 - 598.43	48,737,234	—	0.00 - 0.90	16.13 - 17.17
	2020	102,780	427.34 - 510.74	46,125,005	0.22	0.00 - 0.90	55.40 - 56.80
	2019	114,352	275.00 - 325.73	32,825,325	0.44	0.00 - 0.90	31.64 - 32.83
BHFTII MetLife Aggregate	2023	308,717	19.95 - 44.61	8,095,310	2.92	0.00 - 0.90	4.26 - 5.20
Bond Index Division	2022	326,576	18.96 - 42.76	8,211,543	2.87	0.00 - 0.90	(13.87) - (13.09)
	2021	365,650	21.82 - 49.62	10,620,134	2.44	0.00 - 0.90	(2.80) - (1.93)
	2020	390,319	22.25 - 51.03	11,761,992	2.80	0.00 - 0.90	6.25 - 7.21
	2019	370,849	20.75 - 48.00	10,522,626	3.17	0.00 - 0.90	7.67 - 8.64
BHFTII MetLife Mid Cap	2023	39,703	67.79 - 81.87	2,857,269	1.30	0.00 - 0.90	15.05 - 16.08
Stock Index Division	2022	45,482	58.40 - 70.53	2,835,656	1.13	0.00 - 0.90	(14.03) - (13.26)
	2021	58,647	67.33 - 81.30	4,360,484	1.28	0.00 - 0.90	23.29 - 24.40
	2020	43,569	54.12 - 65.36	2,496,162	1.30	0.00 - 0.90	12.38 - 13.39
	2019	47,550	47.73 - 57.64	2,421,227	1.33	0.00 - 0.90	24.82 - 25.95
BHFTII MetLife MSCI EAFE®	2023	130,976	29.43 - 43.80	4,218,874	2.51	0.00 - 0.90	16.88 - 17.93
Index Division	2022	140,745	23.04 - 37.46	3,874,838	3.73	0.00 - 0.90	(15.24) - (14.47)
	2021	153,922	26.93 - 44.17	4,954,361	1.78	0.00 - 0.90	9.74 - 10.72
	2020	160,940	24.33 - 40.23	4,692,585	3.16	0.00 - 0.90	6.88 - 7.85
	2019	171,472	22.56 - 37.62	4,627,777	2.69	0.00 - 0.90	20.84 - 21.93
BHFTII MetLife Russell 2000®	2023	74,816	42.76 - 53.66	3,602,897	1.74	0.00 - 0.90	15.76 - 16.80
Index Division	2022	79,673	36.94 - 45.94	3,283,251	1.03	0.00 - 0.90	(20.94) - (20.23)
	2021	76,293	46.73 - 57.59	3,967,739	0.89	0.00 - 0.90	13.50 - 14.52
	2020	83,390	41.17 - 50.29	3,787,696	1.30	0.00 - 0.90	18.55 - 19.62
	2019	89,607	34.73 - 42.04	3,399,177	1.16	0.00 - 0.90	24.50 - 25.62
BHFTII MetLife Stock Index	2023	975,627	55.70 - 215.90	76,607,693	1.53	0.00 - 0.90	24.82 - 25.94
Division	2022	1,394,201	44.23 - 172.89	81,777,413	1.31	0.00 - 0.90	(19.02) - (18.30)
	2021	1,295,105	54.13 - 213.40	96,243,128	1.49	0.00 - 0.90	27.21 - 28.36
	2020	1,283,436	42.17 - 167.67	75,646,948	1.82	0.00 - 0.90	17.05 - 18.10
	2019	1,250,848	39.76 - 143.18	64,587,924	2.12	0.00 - 0.90	29.98 - 31.15
BHFTII MFS® Total Return	2023	42,494	37.74 - 53.91	1,850,698	2.20	0.00 - 0.90	9.42 - 10.40
Division	2022	45,627	34.37 - 49.17	1,800,025	1.82	0.00 - 0.90	(10.44) - (9.63)
	2021	47,225	38.90 - 54.79	2,062,417	1.87	0.00 - 0.90	13.20 - 14.22
	2020	65,926	34.06 - 48.31	2,474,347	2.41	0.00 - 0.90	8.78 - 9.76
	2019	77,921	31.03 - 44.32	2,676,811	2.39	0.00 - 0.90	19.30 - 20.37
BHFTII MFS® Value Division	2023	315,217	35.87 - 42.57	11,946,935	1.90	0.00 - 0.90	7.19 - 8.15
	2022	342,291	33.46 - 40.27	12,082,235	1.74	0.00 - 0.90	(6.81) - (5.98)
	2021	360,157	35.91 - 42.83	13,613,577	1.56	0.00 - 0.90	24.42 - 25.54
	2020	398,590	28.86 - 34.12	12,046,040	2.00	0.00 - 0.90	3.03 - 3.96
	2019	423,946	28.01 - 32.82	12,390,808	1.93	0.00 - 0.90	28.97 - 30.13

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTII Neuberger Berman	2023	92,821	46.92 - 65.39	5,490,478	0.13	0.00 - 0.90	14.50 - 15.53
Genesis Division	2022	97,884	40.61 - 56.78	5,049,914	—	0.00 - 0.90	(19.87) - (19.15)
	2021	105,199	50.23 - 70.48	6,737,882	0.08	0.00 - 0.90	17.36 - 18.41
	2020	117,705	42.42 - 59.73	6,408,946	0.18	0.00 - 0.90	23.99 - 25.11
	2019	130,387	33.91 - 47.91	5,720,807	0.24	0.00 - 0.90	28.52 - 29.68
BHFTII T. Rowe Price Large	2023	116,547	49.64 - 77.13	6,571,403	—	0.00 - 0.90	45.50 - 46.81
Cap Growth Division	2022	122,258	34.11 - 52.54	4,732,218	—	0.00 - 0.90	(40.99) - (40.46)
	2021	126,930	57.81 - 88.24	8,255,241	—	0.00 - 0.90	19.15 - 20.22
	2020	144,097	48.52 - 73.40	7,793,756	0.23	0.00 - 0.90	35.73 - 36.95
	2019	154,036	35.75 - 53.60	6,100,921	0.42	0.00 - 0.90	29.82 - 30.99
BHFTII T. Rowe Price Small	2023	208,351	47.86 - 77.64	10,994,830	0.05	0.00 - 0.90	20.49 - 21.57
Cap Growth Division	2022	218,119	39.72 - 63.87	9,516,601	0.22	0.00 - 0.90	(22.85) - (22.15)
	2021	226,542	51.49 - 82.04	12,757,788	0.03	0.00 - 0.90	10.67 - 11.67
	2020	237,348	46.52 - 73.47	12,038,050	0.20	0.00 - 0.90	23.22 - 24.34
	2019	272,450	37.76 - 59.09	11,170,894	0.05	0.00 - 0.90	31.97 - 33.16
BHFTII VanEck Global	2023	110,074	35.83 - 54.26	5,053,950	3.94	0.00 - 0.90	(4.35) - (3.49)
Natural Resources Division	2022	21,599	37.46 - 56.42	931,569	2.38	0.00 - 0.90	7.28 - 8.24
	2021	37,278	34.92 - 52.30	1,567,487	1.40	0.00 - 0.90	17.77 - 18.82
	2020	19,734	29.65 - 44.17	740,485	1.67	0.00 - 0.90	20.49 - 21.58
	2019	90,111	24.61 - 36.46	2,440,429	0.65	0.00 - 0.90	11.58 - 12.59
BHFTII Western Asset	2023	8,050	394.70 - 505.80	3,559,141	6.49	0.00 - 0.90	8.46 - 9.44
Management Strategic Bond	2022	8,623	363.91 - 462.18	3,498,956	6.22	0.00 - 0.90	(17.40) - (16.66)
Opportunities Division	2021	9,178	440.56 - 554.55	4,476,001	3.64	0.00 - 0.90	1.90 - 2.82
	2020	12,184	432.35 - 539.36	5,776,849	6.04	0.00 - 0.90	5.96 - 6.92
	2019	12,719	408.03 - 504.47	5,648,242	4.89	0.00 - 0.90	13.47 - 14.49
BHFTII Western Asset	2023	919	213.46 - 277.24	228,644	2.29	0.00 - 0.90	3.93 - 4.87
Management U.S.	2022	733	205.38 - 264.37	174,117	2.24	0.00 - 0.90	(9.82) - (9.01)
Government Division	2021	919	227.74 - 290.54	239,256	2.90	0.00 - 0.90	(2.40) - (1.52)
	2020	1,504	233.34 - 295.03	392,535	2.99	0.00 - 0.90	4.30 - 5.24
	2019	1,420	223.71 - 280.33	353,745	2.85	0.00 - 0.90	5.08 - 6.03
Fidelity® VIP	2023	222,780	45.76 - 105.61	14,537,524	1.91	0.00 - 0.90	9.66 - 10.65
Equity-Income Division	2022	235,170	41.35 - 96.12	14,031,065	1.87	0.00 - 0.90	(5.80) - (4.96)
	2021	249,224	43.51 - 101.84	15,767,440	1.84	0.00 - 0.90	23.78 - 24.89
	2020	271,721	34.84 - 82.11	14,191,735	1.82	0.00 - 0.90	5.74 - 6.69
	2019	279,926	32.65 - 77.50	13,884,842	1.97	0.00 - 0.90	26.31 - 27.44
Fidelity® VIP Mid Cap	2023	39,578	72.57 - 82.60	3,177,866	0.59	0.35 - 0.90	14.05 - 14.68
Division	2022	42,953	63.63 - 77.97	3,004,743	0.49	0.00 - 0.90	(15.50) - (14.74)
	2021	47,418	75.31 - 91.45	3,878,518	0.55	0.00 - 0.90	24.48 - 25.60
	2020	58,834	60.50 - 72.81	3,828,878	0.65	0.00 - 0.90	17.13 - 18.19
	2019	70,968	51.65 - 61.61	3,916,191	0.84	0.00 - 0.90	22.35 - 23.45
LVIP JPMorgan Core Bond	2023	41,057	15.10 - 19.32	704,480	3.72	0.00 - 0.90	4.96 - 5.91
Division	2022	37,155	14.39 - 18.24	602,443	1.98	0.00 - 0.90	(13.35) - (12.58)
	2021	39,054	16.61 - 20.87	725,494	1.71	0.00 - 0.90	(2.23) - (1.35)
	2020	51,890	16.99 - 21.16	984,211	1.97	0.00 - 0.90	6.88 - 7.84
	2019	48,632	15.89 - 19.62	853,909	2.45	0.00 - 0.90	7.21 - 8.18

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.  FINANCIAL HIGHLIGHTS — (Concluded)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
LVIP JPMorgan Small Cap	2023	36,719	48.87 - 65.39	2,284,022	1.31	0.00 - 0.90	12.09 - 13.10
Core Division	2022	37,839	43.60 - 58.00	2,089,146	0.51	0.00 - 0.90	(20.07) - (19.35)
	2021	51,775	54.54 - 72.17	3,581,517	0.43	0.00 - 0.90	20.30 - 21.38
	2020	42,456	45.34 - 59.66	2,398,937	0.95	0.00 - 0.90	12.67 - 13.69
	2019	46,950	40.24 - 52.66	2,336,821	0.40	0.00 - 0.90	23.47 - 24.58
Russell International	2023	38,857	23.20 - 30.32	1,105,125	1.31	0.35 - 0.90	15.23 - 15.86
Developed Markets Division	2022	41,797	20.13 - 26.17	1,028,702	—	0.35 - 0.90	(13.82) - (13.35)
	2021	45,628	23.36 - 30.20	1,305,573	2.45	0.35 - 0.90	11.65 - 12.26
	2020	56,036	20.92 - 26.90	1,441,249	1.25	0.35 - 0.90	4.14 - 4.71
	2019	54,270	20.09 - 25.69	1,333,193	2.67	0.35 - 0.90	18.65 - 19.30
Russell Strategic Bond	2023	10,769	21.47 - 26.43	264,332	2.84	0.35 - 0.90	3.09 - 3.65
Division	2022	18,104	20.82 - 25.53	438,699	2.44	0.35 - 0.90	(15.04) - (14.58)
	2021	16,974	24.51 - 29.93	482,091	0.87	0.35 - 0.90	(2.69) - (2.16)
	2020	24,676	25.19 - 30.64	707,892	1.82	0.35 - 0.90	7.46 - 8.05
	2019	26,003	23.44 - 28.40	693,895	2.75	0.35 - 0.90	8.22 - 8.81
Russell U.S. Small Cap	2023	36,410	35.10 - 57.72	1,944,641	0.69	0.35 - 0.90	12.60 - 13.21
Equity Division	2022	37,038	31.18 - 51.06	1,745,292	0.19	0.35 - 0.90	(16.70) - (16.25)
	2021	38,137	37.43 - 61.06	2,145,676	0.25	0.35 - 0.90	24.67 - 25.35
	2020	41,985	30.02 - 48.78	1,863,741	0.06	0.35 - 0.90	11.69 - 12.31
	2019	42,510	26.88 - 43.50	1,681,355	0.57	0.35 - 0.90	21.97 - 22.64
Russell U.S. Strategic	2023	69,932	40.86 - 67.42	4,127,356	0.79	0.35 - 0.90	25.17 - 25.85
Equity Division	2022	74,649	32.65 - 53.65	3,511,932	0.59	0.35 - 0.90	(21.56) - (21.13)
	2021	81,164	41.62 - 68.13	4,802,397	0.56	0.35 - 0.90	19.33 - 19.98
	2020	95,178	34.88 - 56.87	4,615,172	0.45	0.35 - 0.90	22.73 - 23.41
	2019	100,830	28.42 - 46.16	3,972,436	1.07	0.35 - 0.90	29.10 - 29.81
VanEck VIP Emerging	2023	198,951	39.90 - 70.01	9,986,464	1.23	0.00 - 0.90	8.80 - 9.77
Markets Division	2022	115,902	36.67 - 64.00	5,428,631	0.15	0.00 - 0.90	(25.05) - (24.37)
	2021	110,847	48.93 - 84.92	6,864,422	1.25	0.00 - 0.90	(12.66) - (11.87)
	2020	33,575	56.02 - 96.69	2,647,573	1.77	0.00 - 0.90	16.20 - 17.25
	2019	57,806	48.21 - 82.76	3,665,957	0.37	0.00 - 0.90	29.43 - 30.60

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying fund or portfolio, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund or portfolio in which the Division invests. The investment income ratio is calculated as a weighted average ratio since the Division may invest in two or more share classes, within the underlying fund or portfolio of the Trusts which may have unique investment income ratios.

2  These amounts represent annualized Policy expenses of each of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Policy owner accounts through the redemption of units and expenses of the underlying fund or portfolio have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.

Metropolitan Tower Life Insurance Company
Consolidated Financial Statements
As of December 31, 2023 and 2022 and for the Years Ended December 31, 2023, 2022 and 2021
and Independent Auditor’s Report

This page is intentionally left blank.

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholder of
Metropolitan Tower Life Insurance Company:

Opinion

We have audited the consolidated financial statements of Metropolitan Tower Life Insurance Company and subsidiaries (a wholly-owned subsidiary of MetLife, Inc.) (the "Company") which comprise the consolidated balance sheets as of December 31, 2023 and 2022, and the related consolidated statements of operations, comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2023, and the related notes to the consolidated financial statements (collectively referred to as the “consolidated financial statements”).

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter

As discussed in Note 1 to the consolidated financial statements, the Company has changed its method of accounting and presentation related to long-duration insurance contracts and certain related balances effective January 1, 2023, due to the adoption of Accounting Standards Update No. 2018-12, Financial Services— Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, as amended (“ASU 2018-12”), with a transition date of January 1, 2021.

Additionally, as discussed in Note 1 to the consolidated financial statement, the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the consolidated financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.

•Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ DELOITTE & TOUCHE LLP

April 4, 2024

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Balance Sheets
December 31, 2023 and 2022
(In millions, except share and per share data)

	2023	2022
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $29,671 and $27,564, respectively)	$26,962	$23,526
Mortgage loans (net of allowance for credit loss of $63 and $46, respectively)	9,776	9,166
Policy loans	1,550	1,604
Real estate and real estate joint ventures	741	633
Other limited partnership interests	1,217	1,117
Short-term investments, at estimated fair value	716	503
Annuities funding structured settlement claims	5,251	5,299
Other invested assets	1,148	1,111
Total investments	47,361	42,959
Cash and cash equivalents, principally at estimated fair value	1,697	1,644
Accrued investment income	324	310
Premiums, reinsurance and other receivables	9,416	6,502
Deferred policy acquisition costs and value of business acquired	732	644
Current income tax recoverable	121	—
Deferred income tax asset	378	239
Other assets	182	173
Separate account assets	6,604	5,763
Total assets	$66,815	$58,234
Liabilities and Stockholder’s Equity
Liabilities
Future policy benefits	$26,540	$21,254
Policyholder account balances	18,400	16,559
Other policy-related balances	5,900	5,889
Policyholder dividends payable	85	82
Payables for collateral under securities loaned and other transactions	1,647	1,927
Long-term debt	107	107
Current income tax payable	—	18
Other liabilities	5,031	4,191
Separate account liabilities	6,604	5,763
Total liabilities	64,314	55,790
Contingencies and Commitments (Note 14)
Stockholder’s Equity
Common stock, par value $2,000 per share; 4,000 shares authorized; 1,000 shares issued and outstanding	3	3
Additional paid-in capital	2,092	2,092
Retained earnings	1,577	1,873
Accumulated other comprehensive income (loss)	(1,171)	(1,524)
Total stockholder’s equity	2,501	2,444
Total liabilities and stockholder’s equity	$66,815	$58,234
See accompanying notes to the consolidated financial statements.
MTL - 3

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Operations
Years Ended December 31, 2023, 2022 and 2021
(In millions)

	2023	2022	2021
Revenues
Premiums	$6,883	$5,760	$1,803
Universal life and investment-type product policy fees	157	240	180
Net investment income	2,119	1,784	1,747
Other revenues	8	94	77
Net investment gains (losses)	(542)	38	61
Net derivative gains (losses)	28	304	80
Total revenues	8,653	8,220	3,948
Expenses
Policyholder benefits and claims	8,035	6,537	2,682
Policyholder liability remeasurement (gains) losses	17	73	(21)
Interest credited to policyholder account balances	534	383	313
Policyholder dividends	139	136	147
Other expenses	72	326	33
Total expenses	8,797	7,455	3,154
Income (loss) before provision for income tax	(144)	765	794
Provision for income tax expense (benefit)	(37)	169	164
Net income (loss)	$(107)	$596	$630
See accompanying notes to the consolidated financial statements.

MTL - 4

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Comprehensive Income (Loss)
Years Ended December 31, 2023, 2022 and 2021
(In millions)

	2023	2022	2021
Net income (loss)	$(107)	$596	$630
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	1,336	(5,286)	(765)
Deferred gains (losses) on derivatives	(269)	312	168
Future policy benefits discount rate remeasurement gains (losses)	(630)	2,084	485
Foreign currency translation adjustments	8	(19)	—
Other	2	2	(2)
Other comprehensive income (loss), before income tax	447	(2,907)	(114)
Income tax (expense) benefit related to items of other comprehensive income (loss)	(94)	611	24
Other comprehensive income (loss), net of income tax	353	(2,296)	(90)
Comprehensive income (loss)	$246	$(1,700)	$540
See accompanying notes to the consolidated financial statements.
MTL - 5

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Stockholder’s Equity
Years Ended December 31, 2023, 2022 and 2021
(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance at December 31, 2020	$3	$2,092	$652	$1,271	$4,018
Cumulative effects of changes in accounting principles, net of income tax			(5)	(409)	(414)
Net income (loss)			630		630
Other comprehensive income (loss), net of income tax				(90)	(90)
Balance at December 31, 2021	3	2,092	1,277	772	4,144
Net income (loss)			596		596
Other comprehensive income (loss), net of income tax				(2,296)	(2,296)
Balance at December 31, 2022	3	2,092	1,873	(1,524)	2,444
Dividends paid to MetLife, Inc.			(189)		(189)
Net income (loss)			(107)		(107)
Other comprehensive income (loss), net of income tax				353	353
Balance at December 31, 2023	$3	$2,092	$1,577	$(1,171)	$2,501
See accompanying notes to the consolidated financial statements.
MTL - 6

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Cash Flows
Years Ended December 31, 2023, 2022 and 2021
(In millions)

	2023	2022	2021
Cash flows from operating activities
Net income (loss)	$(107)	$596	$630
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization expenses	1	1	3
Amortization of premiums and accretion of discounts associated with investments, net	(89)	(29)	(21)
(Gains) losses on investments, net	542	(38)	(61)
(Gains) losses on derivatives, net	87	(263)	(9)
(Income) loss from equity method investments, net of dividends or distributions	83	43	(256)
Interest credited to policyholder account balances	642	456	423
Universal life and investment-type product policy fees	(352)	(361)	(368)
Change in fair value option securities	—	19	(53)
Change in accrued investment income	(40)	(59)	(34)
Change in premiums, reinsurance and other receivables	165	446	(283)
Change in deferred policy acquisition costs and value of business acquired, net	(88)	(51)	(52)
Change in income tax	(372)	88	94
Change in other assets	(8)	11	(31)
Change in insurance-related liabilities and policy-related balances	2,862	2,454	3,354
Change in other liabilities	456	(217)	283
Other, net	(7)	(9)	—
Net cash provided by (used in) operating activities	3,775	3,087	3,619
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities available-for-sale	6,387	10,119	11,119
Equity securities	3	5	28
Mortgage loans	611	527	750
Real estate and real estate joint ventures	23	284	12
Other limited partnership interests	38	108	49
Short-term investments	2,151	550	2,221
Purchases and originations of:
Fixed maturity securities available-for-sale	(9,719)	(10,579)	(14,990)
Equity securities	—	(21)	(3)
Mortgage loans	(1,330)	(2,913)	(3,022)
Real estate and real estate joint ventures	(177)	(343)	(31)
Other limited partnership interests	(166)	(229)	(304)
Short-term investments	(2,338)	(721)	(2,473)
Cash received in connection with freestanding derivatives	73	71	53
Cash paid in connection with freestanding derivatives	(74)	(147)	(43)
Net change in policy loans	54	43	66
Net change in other invested assets	(343)	(308)	(3)
Other, net	3	2	4
Net cash provided by (used in) investing activities	$(4,804)	$(3,552)	$(6,567)
See accompanying notes to the consolidated financial statements.
MTL - 7

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Cash Flows — (continued)
Years Ended December 31, 2023, 2022 and 2021
(In millions)

	2023	2022	2021
Cash flows from financing activities
Policyholder account balances:
Deposits	$8,882	$7,717	$5,403
Withdrawals	(7,331)	(5,874)	(3,015)
Net change in payables for collateral under securities loaned and other transactions	(280)	(425)	576
Dividends paid to MetLife, Inc.	(189)	—	—
Net cash provided by (used in) financing activities	1,082	1,418	2,964
Change in cash and cash equivalents	53	953	16
Cash and cash equivalents, beginning of year	1,644	691	675
Cash and cash equivalents, end of year	$1,697	$1,644	$691
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$8	$8	$8
Income tax	$333	$82	$13
Non-cash transactions:
Fixed maturity securities available-for-sale disposed of in connection with a reinsurance transaction	$2,457	$—	$—
Fixed maturity securities available-for-sale received in connection with pension risk transfer transactions	$1,636	$1,258	$423
Mortgage loans disposed of in connection with a reinsurance transaction	$86	$—	$—
Equity securities received due to in-kind distributions from other limited partnership interests	$2	$2	$15
Real estate and real estate joint ventures acquired in satisfaction of debt	$1	$29	$7
Real estate and real estate joint ventures received from an affiliate	$—	$144	$—
Real estate and real estate joint ventures transferred to an affiliate	$—	$144	$—
Fixed maturity securities available-for-sale received from an affiliate	$—	$328	$—
Fixed maturity securities available-for-sale transferred to an affiliate	$—	$139	$—
Fair value option securities transferred to an affiliate	$—	$186	$—
See accompanying notes to the consolidated financial statements.

MTL - 8

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements
1. Business, Basis of Presentation and Summary of Significant Accounting Policies
Business
Metropolitan Tower Life Insurance Company (“MTL”) and its subsidiaries (collectively, the “Company”) is a wholly-owned subsidiary of MetLife, Inc. The Company is domiciled in the state of Nebraska (“Nebraska”) and is licensed to transact insurance business in, and is subject to regulation by all 50 states and the District of Columbia, Canada and Puerto Rico. The Company is currently actively selling a broad range of annuity and investment products, including guaranteed investment contracts and other stable value products, pension risk transfer products, including United Kingdom (“U.K.”) longevity reinsurance, and structured settlements, as well as certain products to fund company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives. The Company is not actively selling individual annuities, variable and universal life insurance, and traditional life insurance, including whole life.
Basis of Presentation
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ from these estimates.
Adoption of ASU 2018-12 - Targeted Improvements to the Accounting for Long-Duration Contracts
Effective January 1, 2023, the Company adopted Accounting Standards Update (“ASU”) 2018-12, Financial Services—Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, as amended by ASU 2019-09, Financial Services—Insurance (Topic 944): Effective Date; ASU 2020-11, Financial Services—Insurance (Topic 944): Effective Date and Early Application; and ASU 2022-05, Financial Services—Insurance (Topic 944): Transition for Sold Contracts (“LDTI”), with a transition date of January 1, 2021 (the “Transition Date”). Adoption of LDTI impacted the Company’s accounting and presentation related to long-duration insurance contracts and certain related balances for the years ended December 31, 2022 and 2021. Amounts within these consolidated financial statements which were previously presented, have been revised to conform with the current year accounting and presentation under LDTI. Disclosures as of the Transition Date are reflected in summary within “— Recent Accounting Pronouncements — Adoption of ASU 2018-12 - Targeted Improvements to the Accounting for Long-Duration Contracts,” and in further detail (at the disaggregated level) within Notes 2, 3, 4 and 5.
Consolidation
The accompanying consolidated financial statements include the accounts of MTL and its subsidiaries, as well as partnerships in which the Company has a controlling financial interest. Intercompany accounts and transactions have been eliminated.
The Company uses the equity method of accounting, unless the fair value option (“FVO”) is applied, for real estate joint ventures and other limited partnership interests (“investee”) when it has more than a minor ownership interest or more than a minor influence over the investee’s operations. The Company generally recognizes its share of the investee’s earnings in net investment income on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period.
Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.
Separate Accounts
Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as separate account assets and liabilities, investments held in separate accounts and corresponding policyholder liabilities of the same amount if all of the following criteria are met:
MTL - 9

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
•such separate accounts are legally recognized;
•assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities;
•investment objectives are directed by the contractholder; and
•all investment performance, net of contract fees and assessments, is passed through to the contractholder.
The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are not reported as separate account assets and liabilities and are combined on a line-by-line basis with the Company’s general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.
The Company’s revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.
Summary of Significant Accounting Policies
The following table presents the Company’s significant accounting policies with cross-references to the notes which provide additional information on such policies.

Accounting Policy	Note
Future Policy Benefit Liabilities	2
Policyholder Account Balances	3
Deferred Policy Acquisition Costs and Value of Business Acquired	5
Reinsurance	6
Investments	7
Derivatives	8
Fair Value	9
Income Tax	13
Litigation Contingencies	14
Future Policy Benefit Liabilities
Traditional Non-participating and Limited-payment Long-duration products
The Company establishes future policy benefit liabilities (“FPBs”) for amounts payable under traditional non-participating and limited-payment long-duration insurance and reinsurance policies which include, but are not limited to, annuities products which include pension risk transfers, structured settlements and institutional income annuities. Generally, amounts are payable over an extended period of time and the related liabilities are calculated as the present value of future expected benefits and claim settlement expenses to be paid, reduced by the present value of future expected net premiums.
FPBs are measured as cohorts (e.g., groups of long-duration contracts), with the exception of pension risk transfers and longevity reinsurance solutions contracts, each of which is generally considered its own cohort. Contracts from different subsidiaries or branches, issue years, benefit currencies and product types are not grouped together in the same cohort.
Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. A net premium ratio (“NPR”) approach is utilized, where net premiums (i.e., the portion of gross premiums required to fund expected insurance benefits and claim settlement expenses) are accrued each period as FPBs. The NPR used to accrue the FPB in each period is determined by using the historical and present value of
MTL - 10

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
expected future benefits and claim settlement expenses for the cohort divided by the historical and present value of expected future gross premiums for the cohort.
Cash flow assumptions are incorporated into the calculation of a cohort's NPR and FPB reserve. These assumptions are used to project the amount and timing of expected benefits and claim settlement expenses to be paid and the expected amount of premiums to be collected for a cohort. The principal inputs and assumptions used in the establishment of FPBs are actual premiums, actual benefits, in-force policies, and best estimate cash flow assumptions to project future premium and benefit amounts. The Company’s primary best estimate cash flow assumptions include expectations related to mortality, morbidity, termination, claim settlement expense, policy lapse, renewal, retirement, disability incidence, disability terminations, inflation and other contingent events as appropriate to the respective product type and geographical area. Generally, the NPR and FPB reserve are updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in future cash flow assumptions, except for claim settlement expenses, for which the Company has elected to lock in assumptions at the Transition Date or inception (for contracts sold after the Transition Date), as allowed by LDTI. The resulting remeasurement (gain) loss is recorded through net income and reflects the impact of the change in the NPR based on experience at the end of the quarter applied to the cumulative premiums received from the inception of the cohort (or from the Transition Date for contracts issued prior to the Transition Date) to the beginning of the quarter. The total contractual profit pattern is recognized over the expected life of the cohort by retrospectively updating the NPR. If net premiums exceed gross premiums (i.e., expected benefits exceed expected gross premiums), the FPB is increased, and a corresponding adjustment is recognized immediately in net income.
The change in FPB reflected in the statement of operations is calculated using a locked-in discount rate. For products issued prior to the Transition Date, a cohort level locked-in discount rate was developed that reflected the interest accretion rates that were locked in at inception of the underlying contracts (unless there was a historical premium deficiency event that resulted in updating the interest accretion rate prior to the Transition Date), or the acquisition date for contracts acquired through an assumed in-force reinsurance transaction or a business combination. For contracts issued subsequent to the Transition Date, the upper-medium grade discount rate used for interest accretion is locked in for the cohort and represents the original upper-medium grade discount rate at the issue date of the underlying contracts. The FPB for all cohorts is remeasured to a current upper-medium grade discount rate at each reporting date through other comprehensive income (loss) (“OCI”).
The Company generally interprets the upper-medium grade discount rate to be a rate comparable to that of a corporate single A rate that reflects the duration characteristics of the liability. The upper-medium grade discount rate for the products that are included in the disaggregated rollforwards in Note 2 which are issued in the U.S. is determined by using observable market data, including published single A base curves. The last liquid point on the upper-medium grade discount curve grades to an ultimate forward rate, which is derived using assumptions of economic growth, inflation, and a long-term upper-medium grade spread.
For limited-payment long-duration contracts, the collection of premiums does not represent the completion of the earnings process, therefore, any gross premiums received in excess of net premiums is deferred and amortized as a deferred profit liability (“DPL”). The DPL is presented within FPBs and is amortized in proportion to either the present value of expected benefit payments or insurance in-force of each cohort to ensure that profits are recognized over the life of the underlying policies in that cohort, regardless of when premiums are received. This amortization of the DPL is recorded through net income within policyholder benefits and claims. Consistent with the Company’s measurement of traditional long-duration products, management also recognizes a FPB reserve for limited-payment contracts that is representative of the difference between the present value of expected future benefits and the present value of expected future net premiums, subject to retrospective remeasurement through net income and OCI, as described above. The DPL is also subject to retrospective remeasurement through net income, however, it is not remeasured for changes in discount rates.
When a cohort’s present value of future net premiums exceeds the present value of future benefits, a “flooring” adjustment is required. The flooring adjustment ensures that the liability for future policy benefits for each cohort is not less than zero, and is reported in net income or OCI, depending on whether the flooring relates to the FPB discounted at the locked-in discount rate versus the current upper-medium grade discount rate, respectively.
MTL - 11

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Traditional Participating Products
The Company establishes FPBs for traditional participating contracts in the U.S., which include whole and term life participating contracts using a net premium approach, similar to traditional non-participating contracts. However, for participating contracts, the discount rate and actuarial assumptions are locked in at inception, include a provision for adverse deviation, and all changes in the associated FPBs are reported within policyholder benefits and claims. For traditional participating contracts, the Company reviews its estimates of actuarial liabilities for future benefits and compares them with current best estimate assumptions. The Company revises estimates, to increase FPBs, if the Company determines that the liabilities previously established for future benefit payments less future expected net premiums in the aggregate for this line of business prove inadequate.
Additional Insurance Liabilities
Liabilities for universal life policies with secondary guarantees (“ULSG”) and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments. The additional insurance liabilities are updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in future cash flow assumptions. The assumptions used in estimating the secondary and paid-up guarantee liabilities are investment income, mortality, lapse, and premium payment pattern and persistency. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the S&P Global Ratings (“S&P”) 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.
The resulting adjustments are recorded as policyholder liability remeasurement (gains) losses in the statement of operations reflecting the impact on the change in the ratio of benefits payable to total assessments over the life of the contract based on experience at the end of the quarter applied to the cumulative assessments received as of the beginning of the quarter.
Premium Deficiency Reserves
Premium deficiency reserves may be established for short-duration contracts to provide for expected future losses and certain expenses that exceed unearned premiums. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. For universal life-type and certain participating contracts, a premium deficiency reserve may be established when existing contract liabilities, together with the present value of future fees and/or premiums, are not sufficient to cover the present value of future benefits and settlement costs. Anticipated investment income is also considered in the calculations of premium deficiency reserves for short-duration contracts, as well as universal life-type and certain participating contracts.
Policyholder Account Balances
Policyholder account balances (“PABs”) represent the amount held by the Company on behalf of the policyholder at each reporting date. This amount includes deposits received from the policyholder, interest credited to the policyholder’s account balance, net of charges assessed against the account balance and any policyholder withdrawals. This balance also includes liabilities for structured settlement and institutional income annuities, and certain other contracts, that do not contain significant insurance risk.
Market Risk Benefits
As defined by LDTI, market risk benefits (“MRBs”) are contracts or contract features that guarantee benefits, such as guaranteed minimum benefits, in addition to an account balance, which expose insurance companies to other than nominal capital market risk (e.g., equity price, interest rate, and/or foreign currency exchange risk) and subsequently protect the contractholder from the same risk. These contracts and contract features were generally recorded as embedded derivatives or additional insurance liabilities prior to the Transition Date. Certain contracts may have multiple contract features or guarantees. In these cases, each feature is separately evaluated to determine whether it meets the definition of an MRB at contract inception. If a contract includes multiple benefits that meet the definition of an MRB, those benefits are aggregated and measured as a single compound MRB.
MTL - 12

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
All identified MRBs are required to be measured at estimated fair value, whether the contract or contract feature represents a direct, assumed or ceded capital market risk. All MRBs in an asset position are aggregated and presented as an asset, and all MRBs in a liability position are aggregated and presented as a liability. MRB assets of $12 million and $17 million are reported in other assets on the consolidated balance sheets as of December 31, 2023 and 2022, respectively. Changes in the estimated fair value of MRBs are recognized in net income, except for the portion of the fair value change attributable to the change in nonperformance risk of the Company which is recorded as a separate component of OCI.
The Company generally uses an attributed fee approach to value MRBs, where the attributed fee is determined at contract inception by estimating the fair value of expected future benefits and the expected future fees. The attributed fee percentage is the portion of the expected future fees due from contractholders deemed necessary at contract inception to fund all future expected benefits. This typically results in a zero fair value for the MRB at inception. The estimated fair value of the expected future benefits is estimated using a stochastically-generated set of risk-neutral scenarios. Once calculated, the attributed fee percentage is fixed and does not change over the life of the contract. All fees due from contractholders in excess of the attributed fees are reported in universal life and investment-type product policy fees.
Other Policy-Related Balances
Other policy-related balances include policy and contract claims, premiums received in advance, unearned revenue (“UREV”) liabilities, obligations assumed under structured settlement assignments, policyholder dividends due and unpaid and policyholder dividends left on deposit.
The Company assumed structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the future periodic claims to be provided. The Company received a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. See Note 7 for additional information on obligations assumed under structured settlement assignments.
The liability for policy and contract claims generally relates to incurred but not reported (“IBNR”) death claims. In addition, generally included in other policy-related balances are claims which have been reported but not yet settled. The liability for these claims is based on the Company’s estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.
The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance. These amounts are then recognized in premiums when due.
The UREV liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as UREV and amortized on a basis consistent with the methodologies and assumptions used for amortizing deferred policy acquisition costs (“DAC”) for the related contracts. Changes in the UREV liability for each period (representing deferrals less amortization) are reported in universal life and investment-type product policy fees. The Company’s UREV liabilities were $15 million and $29 million at December 31, 2023 and 2022, respectively.
Recognition of Insurance Revenues and Deposits
Premiums related to long-duration whole and term life products, individual disability, individual and group fixed annuities (including pension risk transfers, certain structured settlements and certain income annuities) and participating products are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred as a DPL and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the present value of expected future policy benefit payments.
Premiums related to short-duration group term life and disability contracts are recognized on a pro rata basis over the applicable contract term. Unearned premiums, representing the portion of premium written related to the unexpired coverage, are reflected as liabilities until earned.
MTL - 13

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Deposits related to universal life and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.
All revenues and expenses are presented net of reinsurance, as applicable.
Deferred Policy Acquisition Costs and Value of Business Acquired
The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:
•incremental direct costs of contract acquisition, such as commissions;
•the portion of an employee’s total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
•other essential direct costs that would not have been incurred had a policy not been acquired or renewed.
All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.
Value of business acquired (“VOBA”) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections. VOBA is subject to periodic recoverability testing for traditional life and limited-payment contracts, as well as universal life type contracts.
DAC and VOBA for most long-duration products are amortized on a constant-level basis that approximates straight-line amortization on an individual contract basis. The DAC and VOBA related to limited-payment annuities are amortized over expected benefit payments, and for all other long-duration products are generally amortized in proportion to policy count. For short-duration products, DAC and VOBA are amortized in proportion to actual and expected future earned premiums.
DAC and VOBA are aggregated on the financial statements for reporting purposes. See Note 5 for additional information on DAC and VOBA amortization. Amortization of DAC and VOBA is included in other expenses.
Reinsurance
For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.
For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying reinsured contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.
For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Ceded (assumed) unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits).
MTL - 14

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.
The reinsurance recoverable for traditional non-participating and limited-payment contracts is generally measured using a net premium methodology to accrue the projected net gain or loss on reinsurance in proportion to the gross premiums of the underlying reinsured cohorts; and is updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in cash flow assumptions. The locked-in discount rate used to measure changes in the reinsurance recoverable recorded in net income was established at the Transition Date, or at the inception of the reinsurance coverage for new reinsurance agreements entered into subsequent to the Transition Date. The reinsurance recoverable is remeasured to an upper-medium grade discount rate through OCI at each reporting date, similar to the underlying reinsured contracts. The reinsurance recoverable for other long-duration contracts and associated contract features is measured using assumptions and methods generally consistent with the underlying direct policies.
Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, or when events or changes in circumstances indicate that its carrying amount may not be recoverable, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, consistent with credit loss guidance which requires recording an allowance for credit loss (“ACL”).
The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.
Premiums, fees, policyholder liability remeasurement (gains) losses and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other expenses.
If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.
Investments
Net Investment Income
Net investment income includes primarily interest income, including amortization of premium and accretion of discount, prepayment fees, dividend income, rental income and equity method income and is net of related investment expenses. Net investment income also includes; (i) realized gains (losses) on investments sold or disposed and (ii) unrealized gains (losses) recognized in earnings, representing changes in estimated fair value, primarily for FVO securities.
Net Investment Gains (Losses)
Net investment gains (losses) include primarily (i) realized gains (losses) from sales and disposals of investments, which are determined by specific identification, (ii) intent-to-sell impairment losses on fixed maturity securities available-for-sale (“AFS”) and impairment losses on all other asset classes, and to a lesser extent, (iii) recognized gains
MTL - 15

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
(losses). Recognized gains (losses) are primarily comprised of the change in the ACL and unrealized gains (losses) for certain investments for which changes in estimated fair value are recognized in earnings. Changes in the ACL includes both (i) provisions for credit loss on fixed maturity securities AFS, mortgage loans and leveraged and direct financing leases and (ii) subsequent changes in the ACL. Unrealized gains (losses), representing changes in estimated fair value recognized in earnings, primarily relate to equity securities.
Accrued Investment Income
Accrued investment income is presented separately on the consolidated balance sheet and excluded from the carrying value of the related investments, primarily fixed maturity securities and mortgage loans.
Fixed Maturity Securities
The majority of the Company’s fixed maturity securities are classified as AFS and are reported at their estimated fair value. Changes in the estimated fair value of these securities not recognized in earnings representing unrecognized unrealized investment gains (losses) are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.
Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 7 “— Fixed Maturity Securities AFS — Methodology for Amortization of Premium and Accretion of Discount on Structured Products.” The amortization of premium and accretion of discount also take into consideration call and maturity dates. Generally, the accrual of income is ceased and accrued investment income that is considered uncollectible is recognized as a charge within net investment gains (losses) when securities are impaired.
The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 7 “— Fixed Maturity Securities AFS — Evaluation of Fixed Maturity Securities AFS for Credit Loss.”
For securities in an unrealized loss position, a credit loss is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost, excluding accrued investment income, will not be recovered. When either: (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the entire difference between the security’s amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized in earnings as a credit loss by establishing an ACL with a corresponding charge recorded in net investment gains (losses). However, the ACL is limited by the amount that the fair value is less than the amortized cost. This limitation is known as the “fair value floor.” If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors (“noncredit loss”) is recorded in OCI as an unrecognized loss.
For purchased credit deteriorated fixed maturity securities AFS and financing receivables, an ACL is established at acquisition, which is added to the purchase price to establish the initial amortized cost of the investment and is not recognized in earnings.
Mortgage Loans
The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. Also included in commercial mortgage loans are revolving line of credit loans collateralized by commercial properties. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 7.
The Company recognizes an ACL in earnings within net investment gains (losses) at time of purchase based on expected lifetime credit loss on financing receivables carried at amortized cost, including, but not limited to, mortgage
MTL - 16

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
loans, in an amount that represents the portion of the amortized cost basis of such financing receivables that the Company does not expect to collect, resulting in financing receivables being presented at the net amount expected to be collected.
The Company ceases to accrue interest when the collection of interest is not considered probable, which is based on a current evaluation of the status of the borrower, including the number of days past due. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. The Company records cash receipts on non-accruing loans in accordance with the loan agreement. The Company records charge-offs of mortgage loan balances not considered collectible upon the realization of a credit loss, for commercial and agricultural mortgage loans typically through foreclosure or after a decision is made to sell a loan, and for residential mortgage loans, typically after considering the individual consumer’s financial status. The charge-off is recorded in net investment gains (losses), net of amounts recognized in ACL. Cash recoveries on principal amounts previously charged-off are generally reported in net investment gains (losses).
Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of ACL. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and deferred expenses and accretion of discount and deferred fees.
Policy Loans
Policy loans are stated at unpaid principal balances. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.
Real Estate
Real estate is stated at cost less accumulated depreciation. Depreciation is recognized on a straight-line basis, without any provision for salvage value, over the estimated useful life of the asset (typically up to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their estimated undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.
Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale and is not depreciated. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs.
Real Estate Joint Ventures and Other Limited Partnership Interests
The Company uses the equity method of accounting or the FVO for an investee when it has more than a minor ownership interest or more than a minor influence over the investee’s operations but does not hold a controlling financial interest, including when the Company is not deemed the primary beneficiary of a variable interest entity (“VIE”). Under the equity method, the Company recognizes its share of the investee’s earnings within net investment income. Contributions paid by the Company increase carrying value and distributions received by the Company reduce carrying value. The Company generally recognizes its share of the investee’s earnings on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period.
The Company accounts for its interest in real estate joint ventures and other limited partnership interests in which it has virtually no influence over the investee’s operations at estimated fair value. Unrealized gains (losses), representing changes in estimated fair value of these investments, are recognized in earnings within net investment gains (losses). Due
MTL - 17

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
to the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting guidance.
The Company consolidates real estate joint ventures and other limited partnership interests of which it holds a controlling financial interest, or it is deemed the primary beneficiary of a VIE.
The Company routinely evaluates its equity method investments for impairment whenever events or changes in circumstances indicate that the carrying amount is not recoverable and exceeds its estimated fair value. When it is determined an equity method investment has had a loss in value that is other than temporary, an impairment is recognized. Such an impairment is charged to net investment gains (losses).
Short-term Investments
Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost less ACL, which approximates estimated fair value.
Annuities Funding Structured Settlement Claims
Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate.
Other Invested Assets
Other invested assets consist principally of the following:
•Company owned life insurance policies are carried at cash surrender value.
•Freestanding derivatives with positive estimated fair values which are described in “— Derivatives” below.
•Affiliated loans are stated at unpaid principal balance and adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.
•Investments in Federal Home Loan Bank of New York (“FHLBNY”) common stock are carried at redemption value and are considered restricted investments until redeemed. Dividends are recognized in net investment income when declared.
•Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.
Securities Lending Transactions
The Company accounts for securities lending transactions as financing arrangements and the associated liability is recorded at the amount of cash received. The securities loaned or sold under these agreements are included in invested assets. Income and expenses associated with securities lending transactions are recognized as investment income and investment expense, respectively, within net investment income.
The Company enters into securities lending transactions, whereby securities are loaned to unaffiliated financial institutions. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company’s consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.
MTL - 18

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Derivatives
Freestanding Derivatives
Freestanding derivatives are carried on the Company’s balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.
Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative’s carrying value in other invested assets or other liabilities.
If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except for economic hedges of FVO securities, which are reported in net investment income.
Hedge Accounting
To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:
•Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability - in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.
•Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability - in OCI and reclassified into the statement of operations when the Company’s earnings are affected by the variability in cash flows of the hedged item.
The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.
In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.
The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.
When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. The changes in estimated fair value of derivatives related to discontinued cash flow hedges remain in OCI unless it is probable that the hedged forecasted transaction will not occur.
MTL - 19

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains (losses).
In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).
Embedded Derivatives
The Company is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:
•the contract or contract feature does not meet the definition of a MRB;
•the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;
•the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
•a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.
Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.
Fair Value
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.
Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring significant management judgment are used to determine the estimated fair value of assets and liabilities. These unobservable inputs can be based on management’s judgment, assumptions or estimation and may not be observable in market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing the assets.
MTL - 20

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Income Tax
MTL and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to MTL and its includable subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the “percentage method” (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year’s taxable income. If MTL or its includable subsidiaries have current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by MTL and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if MTL or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a “wait and see” method.
The Company’s accounting for income taxes represents management’s best estimate of various events and transactions.
Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.
The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination the Company considers many factors, including:
•the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•the jurisdiction in which the deferred tax asset was generated;
•the length of time that carryforward can be utilized in the various taxing jurisdictions;
•future taxable income exclusive of reversing temporary differences and carryforwards;
•future reversals of existing taxable temporary differences;
•taxable income in prior carryback years; and
•tax planning strategies, including the intent and ability to hold certain AFS debt securities until they recover in value.
The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.
The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.
The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.
MTL - 21

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Litigation Contingencies
The Company is involved in a number of litigation matters and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company’s annual consolidated net income or cash flows. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company’s consolidated financial statements.
Other Accounting Policies
Cash and Cash Equivalents
The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost, which approximates estimated fair value.
Property and Equipment
Property and equipment, which is included in other assets, is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, generally ranging from four to 40 years. The cost basis was $11 million and $10 million at December 31, 2023 and 2022, respectively. Accumulated depreciation was $8 million and $7 million at December 31, 2023 and 2022, respectively. Related depreciation expense was $1 million, $1 million and $3 million for the years ended December 31, 2023, 2022 and 2021, respectively.
Other Revenues
Other revenues include fees on reinsurance financing agreements and fees associated with certain stable value products. Such fees are recognized in the period in which services are performed.
Policyholder Dividends
Policyholder dividends are approved annually by MTL’s board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by MTL.
Foreign Currency
Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to U.S. dollars are reported as part of net investment gains (losses) in the period in which they occur.
Recent Accounting Pronouncements
Changes to GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of ASUs to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. The following tables provide a description of ASUs recently issued by the FASB and the impact of their adoption on the Company’s consolidated financial statements.
Adoption of ASU 2018-12 - Targeted Improvements to the Accounting for Long-Duration Contracts
The Company adopted LDTI effective January 1, 2023 with a Transition Date of January 1, 2021. The standard required a full retrospective transition approach for MRBs, and allowed for a transition method election for FPBs and DAC, as well as other balances that have historically been amortized in a manner consistent with DAC. The Company has elected the modified retrospective transition approach for all FPBs, DAC, and related balances on all long-duration contracts, subject to the transition provisions. Additionally, an amendment in LDTI allowed entities to make an accounting policy election to exclude certain sold or disposed contracts or legal entities from application of the transition guidance. The Company did not make such an election.
MTL - 22

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Under the modified retrospective approach, the Company was required to establish LDTI-compliant FPBs, DAC and related balances for the Company’s Transition Date opening balance sheet by utilizing the Company’s December 31, 2020 balances with certain adjustments as described below.
MTL - 23

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The following table presents a summary of the Transition Date impacts associated with the implementation of LDTI to the consolidated balance sheet:

	Premiums, Reinsurance and Other Receivables	Deferred Policy Acquisition Costs and Value of Business Acquired	Future Policy Benefits	Policyholder Account Balances	Other Policy-Related Balances	Market Risk Benefit Liabilities	Deferred Income Tax Liability	Retained Earnings	Accumulated Other Comprehensive Income (Loss)
	(In millions)
Balances as reported, December 31, 2020	$4,162	$397	$19,507	$9,529	$5,847	$—	$274	$652	$1,271
Removal of related amounts in accumulated other comprehensive income	—	145	(174)	—	—	—	67	—	252
Adjustment of future policy benefits to remeasure cohorts where net premiums exceed gross premiums under the modified retrospective approach	—	—	4	—	—	—	(1)	(3)	—
Effect of remeasurement of future policy benefits to an upper-medium grade discount rate	54	—	893	—	—	—	(176)	—	(663)
Reclassification of carrying amounts of contracts and contract features that are market risk benefits	—	—	—	(22)	—	22	—	—	—
Adjustments for the difference between previous carrying amounts and fair value measurements for market risk benefits	—	—	—	—	—	—	—	(2)	2
Other balance sheet reclassifications and adjustments upon adoption of the LDTI standard	(4)	—	(2,670)	2,670	(4)	—	—	—	—
Balances as adjusted, January 1, 2021	$4,212	$542	$17,560	$12,177	$5,843	$22	$164	$647	$862
MTL - 24

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Transition Date impacts associated with the implementation of LDTI were applied as follows:
Future Policy Benefits (See Note 2)
Traditional Non-participating Long-duration products
•Loss recognition balances related to unrealized investment gains associated with certain long-duration products previously recorded in adjustment to opening accumulated OCI (“AOCI”) were removed;
•Contracts in-force as of the Transition Date were grouped into cohorts; a revised NPR was calculated for each cohort using the existing Transition Date balance, best estimate cash flow assumptions without a provision for adverse deviation, and the historical discount rates used for the contracts within the cohort prior to the adoption of LDTI (the “locked-in” discount rate). For any cohorts where the net premiums exceeded gross premiums (NPR exceeded 100%), the FPB was increased for the excess of net premiums over gross premiums, with a corresponding adjustment recorded to opening retained earnings as of the Transition Date;
•The difference between the FPB balance calculated at the current upper-medium grade discount rate and the FPB balance calculated at the locked-in discount rate was recorded as an adjustment to opening AOCI as of the Transition Date; and
•Corresponding adjustments were made to ceded reinsurance balances.
Limited-payment Long-duration products
Limited-payment long-duration products transition to LDTI follows a similar approach to traditional non-participating products, except that these product cohorts may have a DPL which is adjusted at the Transition Date. If an increase to FPB depleted the DPL, the remaining adjustment was recorded to opening retained earnings as of the Transition Date.
Additional insurance liabilities
•There were no transition adjustments to the additional insurance liabilities or the corresponding ceded reinsurance balances.
Market Risk Benefits
The full retrospective transition approach for MRBs required assessing products to determine whether contract or contract features expose the Company to other than nominal capital market risk. The population of MRBs identified was then reviewed to determine the historical measurement model prior to adoption of LDTI. If the MRB was a bifurcated embedded derivative prior to the adoption of LDTI, the existing measurement approach was retained, except that the fair value of the MRB at inception was recalculated to isolate the contract issue date nonperformance risk of the Company.
If, prior to the adoption of LDTI, the MRB was accounted for under a different model, the at-inception attributed fee ratio was calculated for every identified MRB, and using the at inception attributed fee ratio, the fair value of the MRB at the contract issue date was calculated to isolate the contract issue date nonperformance risk of the Company.
At the Transition Date, the impacts to the financial statements of the full retrospective approach for MRBs include the following:
•The amounts previously recorded for these contracts within embedded derivatives were reclassified to MRB liabilities;
•The difference between the fair value of the MRBs and the previously recorded carrying value at the Transition Date, excluding the cumulative effect of changes in nonperformance risk of the Company, was recorded as an adjustment to the opening balance of retained earnings; and
•The cumulative effect of changes in nonperformance risk between the contract issue date and the Transition Date was recorded as an AOCI as of the Transition Date.
MTL - 25

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
DAC and other balances to be amortized in a manner consistent with DAC (VOBA) (See Note 5 for information on DAC and VOBA)
The opening balances of these accounts were adjusted for removal of the related amounts in AOCI, as these balances are no longer amortized using expected future gross premiums, margins, profits or earned premiums.
Other balance sheet reclassifications and adjustments at LDTI adoption (See Notes 2 and 3)
Individual income annuities reclassification
Prior to the Transition Date, the Company classified all structured settlement and institutional income annuity products within FPBs. While the pre-LDTI GAAP reserving model was the same for these products, upon transition to LDTI, the reserving model for a subset of these products changed, requiring the Company to reclassify $2.7 billion of FPBs to PABs at the Transition Date.
Other reclassifications and adjustments
Other minor reclassifications and adjustments were made to conform to LDTI presentation requirements.
The following table presents the effects of the retrospective application of the adoption of the new LDTI accounting guidance to the Company’s previously reported consolidated balance sheet:

	December 31, 2022
	As Previously Reported	Adoption Adjustment	Post Adoption
	(In millions)
Assets
Premiums, reinsurance and other receivables	$6,987	$(485)	$6,502
Deferred policy acquisition costs and value of business acquired	$568	$76	$644
Deferred income tax asset	$595	$(356)	$239
Other assets	$156	$17	$173
Total assets	$58,982	$(748)	$58,234

Liabilities
Future policy benefits	$27,756	$(6,502)	$21,254
Policyholder account balances	$12,280	$4,279	$16,559
Other policy-related balances	$5,891	$(2)	$5,889
Other liabilities	$4,057	$134	$4,191
Total liabilities	$57,881	$(2,091)	$55,790

Equity
Retained earnings	$1,832	$41	$1,873
Accumulated other comprehensive income (loss)	$(2,826)	$1,302	$(1,524)
Total equity	$1,101	$1,343	$2,444
Total liabilities and equity	$58,982	$(748)	$58,234
MTL - 26

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The following table presents the effects of the retrospective application of the adoption of the new LDTI accounting guidance to the Company’s previously reported consolidated statements of operations:

	December 31,
	2022			2021
	As Previously Reported	Adoption Adjustment	Post Adoption	As Previously Reported	Adoption Adjustment	Post Adoption
	(In millions)
Revenues
Premiums	$6,627	$(867)	$5,760	$2,660	$(857)	$1,803
Universal life and investment-type product policy fees	$237	$3	$240	$181	$(1)	$180
Net derivative gains (losses)	$310	$(6)	$304	$98	$(18)	$80
Total revenues	$9,090	$(870)	$8,220	$4,824	$(876)	$3,948
Expenses
Policyholder benefits and claims	$7,539	$(1,002)	$6,537	$3,535	$(853)	$2,682
Policyholder liability remeasurement (gains) losses	$—	$73	$73	$—	$(21)	$(21)
Interest credited to policyholder account balances	$274	$109	$383	$222	$91	$313
Other expenses	$410	$(84)	$326	$152	$(119)	$33
Total expenses	$8,359	$(904)	$7,455	$4,056	$(902)	$3,154
Income (loss) before provision for income tax	$731	$34	$765	$768	$26	$794
Provision for income tax expense (benefit)	$162	$7	$169	$157	$7	$164
Net income (loss)	$569	$27	$596	$611	$19	$630
The following table presents the effects of the retrospective application of the adoption of the new LDTI accounting guidance to the Company’s previously reported consolidated statements of comprehensive income:

	December 31,
	2022			2021
	As Previously Reported	Adoption Adjustment	Post Adoption	As Previously Reported	Adoption Adjustment	Post Adoption
	(In millions)
Net income (loss)	$569	$27	$596	$611	$19	$630
Unrealized investment gains (losses), net of related offsets	$(4,981)	$(305)	$(5,286)	$(668)	$(97)	$(765)
Future policy benefits discount rate remeasurement gains (losses)	$—	$2,084	$2,084	$—	$485	$485
Other	$2	$—	$2	$—	$(2)	$(2)
Other comprehensive income (loss), before income tax	$(4,686)	$1,779	$(2,907)	$(500)	$386	$(114)
Income tax (expense) benefit related to items of other comprehensive income (loss)	$984	$(373)	$611	$105	$(81)	$24
Other comprehensive income (loss), net of income tax	$(3,702)	$1,406	$(2,296)	$(395)	$305	$(90)
Comprehensive income (loss)	$(3,133)	$1,433	$(1,700)	$216	$324	$540
MTL - 27

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The following table presents the effects of the retrospective application of the adoption of the new LDTI accounting guidance to the Company’s previously reported consolidated statements of equity:

	As Previously Reported	Adoption Adjustment	Post Adoption
	(In millions)
Retained Earnings
Balance at December 31, 2020	$652	$—	$652
Cumulative effects of changes in accounting principles, net of income tax	$—	$(5)	$(5)
Net income (loss)	$611	$19	$630
Balance at December 31, 2021	$1,263	$14	$1,277
Net income (loss)	$569	$27	$596
Balance at December 31, 2022	$1,832	$41	$1,873
Accumulated Other Comprehensive Income (Loss)
Balance at December 31, 2020	$1,271	$—	$1,271
Cumulative effects of changes in accounting principles, net of income tax	$—	$(409)	$(409)
Other comprehensive income (loss), net of income tax	$(395)	$305	$(90)
Balance at December 31, 2021	$876	$(104)	$772
Other comprehensive income (loss), net of income tax	$(3,702)	$1,406	$(2,296)
Balance at December 31, 2022	$(2,826)	$1,302	$(1,524)
Total Stockholder’s Equity
Balance at December 31, 2020	$4,018	$—	$4,018
Cumulative effects of changes in accounting principles, net of income tax	$—	$(414)	$(414)
Net income (loss)	$611	$19	$630
Other comprehensive income (loss), net of income tax	$(395)	$305	$(90)
Balance at December 31, 2021	$4,234	$(90)	$4,144
Net income (loss)	$569	$27	$596
Other comprehensive income (loss), net of income tax	$(3,702)	$1,406	$(2,296)
Balance at December 31, 2022	$1,101	$1,343	$2,444
MTL - 28

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The following table presents the effects of the retrospective application of the adoption of the new LDTI accounting guidance to the Company’s previously reported consolidated statements of cash flows:

	December 31,
	2022			2021
	As Previously Reported	Adoption Adjustment	Post Adoption	As Previously Reported	Adoption Adjustment	Post Adoption
	(In millions)
Cash flows from operating activities
Net income (loss)	$569	$27	$596	$611	$19	$630
(Gains) losses on derivatives, net	$(269)	$6	$(263)	$(27)	$18	$(9)
Interest credited to policyholder account balances	$369	$87	$456	$332	$91	$423
Universal life and investment-type product policy fees	$(360)	$(1)	$(361)	$(368)	$—	$(368)
Change in premiums, reinsurance and other receivables	$409	$37	$446	$(153)	$(130)	$(283)
Change in other assets	$32	$(21)	$11	$(10)	$(21)	$(31)
Change in deferred policy acquisition costs and value of business acquired, net	$10	$(61)	$(51)	$45	$(97)	$(52)
Change in income tax	$81	$7	$88	$146	$(52)	$94
Change in insurance-related liabilities and policy-related balances	$3,215	$(761)	$2,454	$4,067	$(713)	$3,354
Change in other liabilities	$(202)	$(15)	$(217)	$135	$148	$283
Net cash provided by (used in) operating activities	$3,782	$(695)	$3,087	$4,356	$(737)	$3,619
Cash flows from financing activities
Policyholder account balances - deposits	$6,850	$867	$7,717	$4,546	$857	$5,403
Policyholder account balances - withdrawals	$(5,702)	$(172)	$(5,874)	$(2,895)	$(120)	$(3,015)
Net cash provided by (used in) financing activities	$723	$695	$1,418	$2,227	$737	$2,964
MTL - 29

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Other Adopted Accounting Pronouncements
The table below describes the impacts of the other ASUs adopted by the Company.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2022-02, Financial Instruments—Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures
The amendments in the new ASU eliminate the accounting guidance for troubled debt restructurings by creditors that have adopted the current expected credit loss guidance while enhancing disclosure requirements for certain loan refinancings and restructurings by creditors when a borrower is experiencing financial difficulty. In addition, the amendments require that a public business entity disclose current-period gross write-offs by year of origination for financing receivables and net investment in leases.
January 1, 2023, the Company adopted, using a prospective approach.
The new guidance has reduced the complexity involved with evaluating and accounting for certain loan modifications. The adoption of the guidance did not have a material impact on the Company’s consolidated financial statements, other than expanded disclosures in Note 7.

ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting; as clarified and amended by ASU 2021-01, Reference Rate Reform (Topic 848): Scope; as amended by ASU 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848

The guidance provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2022, with certain exceptions. ASU 2021-01 amends the scope of the recent reference rate reform guidance. New optional expedients allow derivative instruments impacted by changes in the interest rate used for margining, discounting, or contract price alignment to qualify for certain optional relief. The amendments in ASU 2022-06 extend the sunset date of the reference rate reform optional expedients and exceptions to December 31, 2024.
Effective for contract modifications made between March 12, 2020 and December 31, 2024.
The guidance has reduced the operational and financial impacts of contract modifications that replace a reference rate, such as London Interbank Offered Rate, affected by reference rate reform.

Contract modifications to replace reference rates affected by the reform occurred during 2021, 2022 and 2023. The adoption of the guidance did not have a material impact on the Company’s consolidated financial statements.

MTL - 30

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Future Adoption of Accounting Pronouncements
ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company’s consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2023 that are currently being assessed and may or may not have a material impact on the Company’s consolidated financial statements or disclosures are summarized in the table below.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures
Among other things, the amendments in this update require that public business entities, on an annual basis: (i) disclose specific categories in the rate reconciliation and (ii) provide additional information for reconciling items that meet a quantitative threshold. In addition, the amendments in this update require that all entities disclose on an annual basis the following information about income taxes paid: (i) the amount of income taxes paid (net of refunds received) disaggregated by federal (national), state, and foreign taxes and (ii) the amount of income taxes paid (net of refunds received) disaggregated by individual jurisdictions in which income taxes paid (net of refunds received) is equal to or greater than 5 percent of total income taxes paid (net of refunds received).
		Effective for annual periods beginning January 1, 2025, to be applied prospectively with an option for retrospective application (with early adoption permitted).	The Company is evaluating the impact of the guidance on its consolidated financial statements.
ASU 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions	The amendments in this update clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. In addition, the amendments clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. The amendments also require entities that hold equity securities subject to contractual sale restrictions to make disclosures about the fair value of such equity securities, the nature and remaining duration of the restriction(s) and the circumstances that could cause a lapse in the restriction(s).	January 1, 2024, to be applied prospectively with any adjustments from the adoption of the amendments recognized in earnings and disclosed on the date of adoption (with early adoption permitted).	The Company does not expect the adoption of the guidance to have a material impact on its consolidated financial statements.
2. Future Policy Benefits
The Company establishes liabilities for amounts payable under insurance policies. These liabilities are comprised of traditional and limited-payment contracts and associated deferred profit liabilities, additional insurance liabilities, participating life and short-duration contracts.
MTL - 31

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Future Policy Benefits (continued)
The LDTI transition adjustments related to traditional and limited-payment contracts, DPLs, and additional insurance liabilities, as well as the associated ceded recoverables, as described in Note 1, were as follows at the Transition Date:

	Annuities (1)	Participating Life	Other Long-Duration	Short-Duration and Other	Total
	(In millions)
Balance, future policy benefits, at December 31, 2020	$11,498	$6,409	$1,430	$170	$19,507
Removal of additional insurance liabilities for separate presentation (1)	—	—	(490)	—	(490)
Subtotal - pre-adoption balance, excluding additional liabilities	11,498	6,409	940	170	19,017
Removal of related amounts in AOCI	(50)	—	(124)	—	(174)
Adjustment of future policy benefits to remeasure cohorts where net premiums exceed gross premiums under the modified retrospective approach	3	—	1	—	4
Effect of remeasurement of future policy benefits to an upper-medium grade discount rate	823	—	70	—	893
Other balance sheet reclassifications and adjustments upon adoption of the LDTI standard	(2,669)	—	(1)	—	(2,670)
Removal of remeasured deferred profit liabilities for separate presentation (2)	(484)	—	(7)	—	(491)
Balance, traditional and limited-payment contracts, at January 1, 2021	$9,121	$6,409	$879	$170	$16,579

Balance, deferred profit liabilities at January 1, 2021	$484	$—	$7	$—	$491

Balance, ceded recoverables on traditional and limited-payment contracts at December 31, 2020	$3		$316		$319
Effect of remeasurement of the ceded recoverable to an upper-medium grade discount rate	—		54		54
Balance ceded recoverables on traditional and limited-payment contracts at January 1, 2021	$3		$370		$373
__________________
(1)Annuities includes pension risk transfers, certain structured settlements and certain institutional income annuities.
(2)LDTI requires separate disaggregated rollforwards of the additional insurance liabilities balance and the traditional and limited-payment FPBs. Therefore, the additional insurance liabilities and DPL amounts that are recorded in the FPB financial statement line item are removed to derive the opening balance of traditional and limited-payment contracts at the Transition Date.

Total
(In millions)
Balance, traditional and limited-payment contracts, at January 1, 2021	$16,579
Balance, deferred profit liabilities at January 1, 2021	491
Balance, additional insurance liabilities at January 1, 2021	490
Total future policy benefits at January 1, 2021	$17,560
MTL - 32

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Future Policy Benefits (continued)
The Company’s future policy benefits on the consolidated balance sheets was as follows at:

	December 31,
	2023	2022
	(In millions)
Traditional and Limited-Payment Contracts:
Annuities	$17,682	$12,932
Deferred Profit Liabilities:
Annuities	842	646
Additional Insurance Liabilities:
Universal life	521	515
Participating life	6,779	6,691
Other long-duration (1)	550	299
Short-duration and other	166	171
Total	$26,540	$21,254
__________________
(1)This balance represents liabilities for various smaller product lines across the Company.
Rollforward - Traditional and Limited-Payment Contracts
The following information about the direct and assumed liability for future policy benefits includes a disaggregated rollforward of expected future net premiums and expected future benefits. The products grouped within this rollforward were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies. The adjusted balance in the disaggregated rollforward reflects the remeasurement (gains) losses. All amounts presented in the rollforward and accompanying financial information do not include a reduction for amounts ceded to reinsurers, except with respect to ending net liability for future policy benefits balances where applicable. See Note 6 for further information regarding the impact of reinsurance on the consolidated balance sheets and the consolidated statements of operations.
MTL - 33

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Future Policy Benefits (continued)
The Company’s annuity products include pension risk transfers, certain structured settlements and certain institutional income annuities, which are mainly single premium spread-based products. Information regarding these products was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Present Value of Expected Net Premiums
Balance at January 1, at current discount rate at balance sheet date	$—	$—	$—

Balance at January 1, at original discount rate	$—	$—	$—
Effect of changes in cash flow assumptions (1)	—	—	—
Effect of actual variances from expected experience (2)	(62)	(95)	(60)
Adjusted balance	(62)	(95)	(60)
Issuances	4,965	4,347	3,844
Net premiums collected	(4,903)	(4,252)	(3,784)
Balance at December 31, at original discount rate	—	—	—
Balance at December 31, at current discount rate at balance sheet date	$—	$—	$—

Present Value of Expected Future Policy Benefits
Balance at January 1, at current discount rate at balance sheet date	$12,932	$12,056	$9,121

Balance at January 1, at original discount rate	$15,230	$11,695	$8,297
Effect of changes in cash flow assumptions (1)	(89)	(17)	(18)
Effect of actual variances from expected experience (2)	(36)	(105)	(75)
Adjusted balance	15,105	11,573	8,204
Issuances	4,946	4,343	3,910
Interest accrual	575	401	260
Benefit payments	(1,436)	(1,087)	(679)
Balance at December 31, at original discount rate	19,190	15,230	11,695
Effect of changes in discount rate assumptions	(1,508)	(2,298)	361
Balance at December 31, at current discount rate at balance sheet date	17,682	12,932	12,056

Net liability for future policy benefits, exclusive of net premiums	17,682	12,932	12,056
Less: Reinsurance recoverables	2,411	2,427	3,274
Net liability for future policy benefits, exclusive of net premiums, after reinsurance	$15,271	$10,505	$8,782

Undiscounted - Expected future benefit payments	$40,074	$22,309	$16,101
Discounted - Expected future benefit payments (at current discount rate at balance sheet date)	$17,682	$12,932	$12,056
Weighted-average duration of the liability	8 years	8 years	9 years
Weighted-average interest accretion (original locked-in) rate	3.4%	3.0%	2.6%
Weighted-average current discount rate at balance sheet date	5.0%	5.4%	2.6%
__________________
(1)    For the years ended December 31, 2023 and 2022, the net effect of changes in cash flow assumptions was largely offset by the corresponding impact in DPL associated with the Company’s annuity products of $73 million and $15 million, respectively. For the year ended December 31, 2021, the net effect of changes in cash flow assumptions was substantially offset by the corresponding impact in DPL associated with the Company’s annuity products of $17 million.
(2)    For the years ended December 31, 2023 and 2021, the net effect of actual variances from expected experience was partially offset by the corresponding impact in DPL associated with the Company’s annuity products of ($11) million and $6 million, respectively. For the year ended December 31, 2022, the net effect of actual variances from expected experience was more than offset by the corresponding impact in DPL associated with the Company’s annuity products of $13 million.
MTL - 34

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Future Policy Benefits (continued)
Significant Methodologies and Assumptions
The principal inputs used in the establishment of the FPB for the Company’s annuity products include actual premiums, actual benefits, in-force data, locked-in claim-related expense, the locked-in interest accretion rate, the current upper-medium grade discount rate at the balance sheet date and best estimate mortality assumptions.
For the year ended December 31, 2023, the net effect of changes in cash flow assumptions was primarily driven by updates in biometric assumptions related to mortality.
For the year ended December 31, 2023, the net effect of actual variances from expected experience was primarily driven by model refinements.
When single premium annuity contracts are issued, the FPB reserve is required to be measured at an upper-medium grade discount rate. Due to differences between the upper-medium grade discount rate and pricing assumptions used to determine the contractual premium, the initial FPB reserve at issue for a particular cohort may be greater than the contractual premium received, and the difference must be recognized as an immediate loss at issue. On these cohorts, future experience that differs from expected experience and changes in cash flow assumptions result in the recognition of remeasurement gains and losses with net remeasurement gains limited to the amount of the original loss at issue, after which any favorable experience is deferred and recorded within the DPL. For the year ended December 31, 2021, the Company incurred a loss at issue of $55 million.
Rollforward - Additional Insurance Liabilities
The Company establishes additional insurance liabilities for annuitization, death or other insurance benefits for universal life contract features where the Company guarantees to the contractholder either a secondary guarantee or a guaranteed paid-up benefit. The policy can remain in force, even if the base policy account value is zero, as long as contractual secondary guarantee requirements have been met.
The following information about the direct liability for additional insurance liabilities includes a disaggregated rollforward. The products grouped within the rollforward were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies. The adjusted balance in the disaggregated rollforward reflects the remeasurement (gains) losses. All amounts presented in the rollforward and accompanying financial information do not include a reduction for amounts ceded to reinsurers. See Note 6 for further information regarding the impact of reinsurance on the consolidated balance sheets and the consolidated statements of operations.
MTL - 35

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Future Policy Benefits (continued)
The Company’s universal life products provide a contract feature where the Company guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit. Information regarding these additional insurance liabilities was as follows:

	Years Ended December 31,
	2023	2022	2021
	Universal Life
	(Dollars in millions)
Balance, at January 1	$515	$494	$484
Less: AOCI adjustment	—	1	1
Balance, at January 1, before AOCI adjustment	515	493	483
Effect of changes in cash flow assumptions	12	17	—
Effect of actual variances from expected experience	(17)	7	6
Adjusted balance	510	517	489
Assessments accrual	14	15	14
Interest accrual	34	33	32
Excess benefits paid	(37)	(50)	(42)
Balance, at December 31, before AOCI adjustment	521	515	493
Add: AOCI adjustment	—	—	1
Balance, at December 31	521	515	494
Less: Reinsurance recoverables	521	404	420
Balance, at December 31, net of reinsurance	$—	$111	$74

Weighted-average duration of the liability	10 years	10 years	11 years
Weighted-average interest accretion rate	6.8%	6.9%	6.8%
Significant Methodologies and Assumptions
Liabilities for ULSG and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments.
The guaranteed benefits are estimated over a range of scenarios. The significant assumptions used in estimating the ULSG and paid-up guarantee liabilities are investment income, mortality, lapses, and premium payment pattern and persistency. In addition, projected earned rate and crediting rates are used to project the account values and excess death benefits and assessments. The discount rate is equal to the crediting rate for each annual cohort and is locked-in at inception.
The Company’s gross premiums or assessments and interest expense recognized in the consolidated statements of operations for long-duration contracts, excluding participating life contracts, were as follows:

	Years Ended December 31,
	2023		2022		2021
	Gross Premiums or Assessments (1)	Interest Expense (2)	Gross Premiums or Assessments (1)	Interest Expense (2)	Gross Premiums or Assessments (1)	Interest Expense (2)
	(In millions)
Traditional and Limited-Payment Contracts:
Annuities	$5,046	$575	$4,396	$401	$3,803	$260
Deferred Profit Liabilities:
Annuities	—	26	—	18	—	15
Additional Insurance Liabilities:
Universal life	278	34	335	33	296	32
Other long-duration	1,422	14	831	14	683	17
Total	$6,746	$649	$5,562	$466	$4,782	$324
__________________
MTL - 36

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Future Policy Benefits (continued)
(1)Gross premiums are related to traditional and limited-payment contracts and are included in premiums. Assessments are related to additional insurance liabilities and are included in universal life and investment-type product policy fees and net investment income.
(2)Interest expense is included in policyholder benefits and claims.
Participating Business
Participating business represented 34% and 33% of the Company’s life insurance in-force at December 31, 2023 and 2022, respectively. Participating policies represented 66%, 95% and 92% of gross traditional life insurance premiums for the years ended December 31, 2023, 2022 and 2021, respectively.
Liabilities for Unpaid Claims and Claim Expenses
Rollforward of Claims and Claim Adjustment Expenses
Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Balance at January 1,	$284	$222	$238
Less: Reinsurance recoverables	100	77	83
Net balance at January 1,	184	145	155
Incurred related to:
Current year	329	330	362
Prior years (1)	49	39	38
Total incurred	378	369	400
Paid related to:
Current year	(288)	(257)	(323)
Prior years	(128)	(73)	(87)
Total paid	(416)	(330)	(410)
Net balance at December 31,	146	184	145
Add: Reinsurance recoverables	78	100	77
Balance at December 31 (included in future policy benefits and other policy-related balances),	$224	$284	$222
__________________
(1)For the years ended December 31, 2023, 2022 and 2021, claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in the current year.
3. Policyholder Account Balances
The Company establishes liabilities for PABs, which are generally equal to the account value, and which includes accrued interest credited, but excludes the impact of any applicable charge that may be incurred upon surrender.
MTL - 37

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Policyholder Account Balances (continued)
The LDTI transition adjustments related to PABs, as described in Note 1, were as follows at the Transition Date:

	Life (1)	Capital Markets Investment Products and Stable Value GICs (2)	Annuities and Risk Solutions (3)	Other	Total
	(In millions)
Balance at December 31, 2020	$5,487	$2,266	$934	$842	$9,529
Reclassification of carrying amounts of contracts and contract features that are market risk benefits	—	—	(22)	—	(22)
Other balance sheet reclassifications and adjustments upon adoption of the LDTI standard	—	—	2,670	—	2,670
Balance at January 1, 2021	$5,487	$2,266	$3,582	$842	$12,177
__________________
(1)Life includes retained asset accounts, universal life products and the fixed account of variable life insurance products.
(2)Capital Markets Investment Products and Stable Value guaranteed interest contracts (“GICs”) includes investment-type products, mainly funding agreements.
(3)Annuities and Risk Solutions includes certain structured settlements and institutional income annuities, and benefit funding solutions that include postretirement benefits and company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives.
The Company’s PABs on the consolidated balance sheets were as follows at:

	December 31, 2023	December 31, 2022
	(In millions)
Annuities and Risk Solutions	$7,060	$5,305
Capital Markets Investment Products and Stable Value GICs	5,585	5,215
Life	4,931	5,172
Other	824	867
Total	$18,400	$16,559
MTL - 38

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Policyholder Account Balances (continued)
Annuities and Risk Solutions
The Company’s annuities and risk solutions PABs include certain structured settlements and institutional income annuities, and benefit funding solutions that include postretirement benefits and company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives. Information regarding this liability was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Balance at January 1,	$5,305	$4,422	$3,582
Deposits	1,883	931	860
Policy charges	(18)	(18)	(17)
Surrenders and withdrawals	4	55	3
Benefit payments	(266)	(184)	(135)
Net transfers from (to) separate accounts	—	(25)	1
Interest credited	210	147	128
Other	(58)	(23)	—
Balance at December 31,	$7,060	$5,305	$4,422

Weighted-average annual crediting rate	3.4%	3.1%	3.3%

At period end:
Cash surrender value	$1,114	$966	$922
Net amount at risk, excluding offsets from ceded reinsurance:
In the event of death (1)	$7,250	$6,698	$5,907
__________________
(1)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
MTL - 39

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Policyholder Account Balances (continued)
The Company’s annuities and risk solutions account values by range of guaranteed minimum credit rates (“GMCR”) and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$—	$160	$160
Equal to or greater than 2% but less than 4%	—	—	97	—	97
Equal to or greater than 4%	739	—	118	—	857
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	5,946
Total	$739	$—	$215	$160	$7,060

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$—	$—	$30	$30
Equal to or greater than 2% but less than 4%	—	—	85	—	85
Equal to or greater than 4%	789	—	61	—	850
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	4,340
Total	$789	$—	$146	$30	$5,305

December 31, 2021
Equal to or greater than 0% but less than 2%	$—	$—	$—	$—	$—
Equal to or greater than 2% but less than 4%	—	—	84	—	84
Equal to or greater than 4%	785	—	53	—	838
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	3,500
Total	$785	$—	$137	$—	$4,422
Capital Markets Investment Products and Stable Value GICs
The Company’s capital markets investment products and stable value GICs in PABs are investment-type products, mainly funding agreements.
In addition, the Company has entered into funding agreements with FHLBNY. The PAB balances for FHLBNY funding agreements were $1.6 billion and $1.4 billion at December 31, 2023 and 2022, respectively. These advances are collateralized by residential mortgage-backed securities (“RMBS”) with an estimated fair value of $1.9 billion at both December 31, 2023 and 2022. The Company is permitted to withdraw any portion of the collateral in the custody of FHLBNY as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, FHLBNY’s recovery on the collateral is limited to the amount of the Company’s liability to FHLBNY.
MTL - 40

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Policyholder Account Balances (continued)
Information regarding the capital markets investment products and stable value GICs in PABs was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Balance at January 1,	$5,215	$4,026	$2,267
Deposits	6,624	6,361	4,168
Surrenders and withdrawals	(6,494)	(5,253)	(2,445)
Interest credited	183	86	29
Effect of foreign currency translation and other, net	57	(5)	7
Balance at December 31,	$5,585	$5,215	$4,026

Weighted-average annual crediting rate	3.5%	1.9%	0.9%
Cash surrender value at period end	$542	$421	$318
The Company’s capital markets investment products and stable value GICs account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$—	$—	$—
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	5,585
Total	$—	$—	$—	$—	$5,585

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$—	$—	$500	$500
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	4,715
Total	$—	$—	$—	$500	$5,215

December 31, 2021
Equal to or greater than 0% but less than 2%	$—	$—	$600	$—	$600
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	3,426
Total	$—	$—	$600	$—	$4,026
MTL - 41

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Policyholder Account Balances (continued)
Life
The Company’s life PABs include retained asset accounts, universal life products and the fixed account of variable life insurance products. Information regarding this liability was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Balance at January 1,	$5,172	$5,347	$5,487
Deposits	268	303	352
Policy charges	(334)	(343)	(350)
Surrenders and withdrawals	(282)	(211)	(195)
Benefit payments	(113)	(141)	(165)
Net transfers from (to) separate accounts	11	(1)	(3)
Interest credited	211	218	223
Other	(2)	—	(2)
Balance at December 31,	$4,931	$5,172	$5,347

Weighted-average annual crediting rate	4.3%	4.2%	4.2%

At period end:
Cash surrender value	$4,927	$5,165	$5,339
Net amount at risk, excluding offsets from ceded reinsurance:
In the event of death (1), (2)	$18,888	$20,029	$21,122
__________________
(1)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
(2)Taking into consideration reinsurance, the net amount at risk at December 31, 2023, 2022 and 2021 as presented in the above table, would be reduced by 98%, 74%, and 74%, respectively.
MTL - 42

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Policyholder Account Balances (continued)
The Company’s life products account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$1	$13	$14
Equal to or greater than 2% but less than 4%	750	6	1	—	757
Equal to or greater than 4%	3,659	75	413	13	4,160
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	—
Total	$4,409	$81	$415	$26	$4,931

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$—	$8	$2	$10
Equal to or greater than 2% but less than 4%	871	—	1	—	872
Equal to or greater than 4%	3,788	77	420	5	4,290
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	—
Total	$4,659	$77	$429	$7	$5,172

December 31, 2021
Equal to or greater than 0% but less than 2%	$—	$2	$—	$—	$2
Equal to or greater than 2% but less than 4%	896	—	1	—	897
Equal to or greater than 4%	3,934	82	426	6	4,448
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	—
Total	$4,830	$84	$427	$6	$5,347
4. Separate Accounts
Separate account assets consist of investment accounts established and maintained by the Company. The investment objectives of these assets are directed by the contractholder. An equivalent amount is reported as separate account liabilities. These accounts are reported separately from the general account assets and liabilities.
Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $6.1 billion and $5.4 billion at December 31, 2023 and 2022, respectively, for which the contractholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the contractholder which totaled $484 million and $365 million at December 31, 2023 and 2022, respectively. The latter category consisted primarily of company- and bank-owned life insurance. The average interest rate credited on these contracts was 6.1% and 6.9% at December 31, 2023 and 2022, respectively.
MTL - 43

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Separate Accounts (continued)
Separate Account Liabilities
The Company’s separate account liabilities on the consolidated balance sheets were as follows at:

	December 31, 2023	December 31, 2022
	(In millions)
Stable Value and Risk Solutions	$5,781	$5,016
Variable Universal Life	757	686
Other	66	61
Total	$6,604	$5,763
Rollforwards
The following information about the separate account liabilities includes disaggregated rollforwards. The products grouped within these rollforwards were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies.
MTL - 44

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Separate Accounts (continued)
The separate account liabilities are primarily comprised of stable value and risk solutions contracts and variable universal life contracts.
The balances of and changes in separate account liabilities were as follows:

	Stable Value and Risk Solutions	Variable Universal Life
	(In millions)
Balance, January 1, 2021	$3,446	$823
Premiums and deposits	265	16
Policy charges	(39)	(29)
Surrenders and withdrawals	—	(24)
Benefit payments	(5)	(17)
Investment performance	432	115
Net transfers from (to) general account	(1)	3
Other	(15)	(1)
Balance, December 31, 2021	4,083	886
Premiums and deposits	924	15
Policy charges	(45)	(28)
Surrenders and withdrawals	(3)	(15)
Benefit payments	(17)	(13)
Investment performance	(11)	(160)
Net transfers from (to) general account	25	1
Other	60	—
Balance, December 31, 2022	5,016	686
Premiums and deposits	561	15
Policy charges	(53)	(29)
Surrenders and withdrawals	(36)	(15)
Benefit payments	(4)	(13)
Investment performance	354	126
Net transfers from (to) general account	—	(10)
Other	(57)	(3)
Balance, December 31, 2023	$5,781	$757

Cash surrender value at December 31, 2021 (1)	$3,501	$885
Cash surrender value at December 31, 2022 (1)	$4,307	$682
Cash surrender value at December 31, 2023 (1)	$5,110	$755
_____________
(1)    Cash surrender value represents the amount of the contractholders’ account balances distributable at the balance sheet date less policy loans and certain surrender charges.

MTL - 45

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Separate Accounts (continued)
Separate Account Assets
The Company’s aggregate fair value of assets, by major investment asset category, supporting separate account liabilities was as follows at:

	December 31,
	2023	2022
	(In millions)
Fixed maturity securities:
Bonds:
Foreign government	$—	$—
U.S. government and agency	88	164
Public utilities	15	13
Municipals	47	41
Corporate bonds:
Materials	1	1
Communications	13	12
Consumer	47	35
Energy	7	6
Financial	62	59
Industrial and other	10	9
Technology	9	8
Foreign	44	34
Total corporate bonds	193	164
Total bonds	343	382
Mortgage-backed securities	191	158
Asset-backed securities and collateralized loan obligations	227	177
Total fixed maturity securities	761	717
Equity securities:
Common stock:
Industrial, miscellaneous and all other	73	57
Banks, trust and insurance companies	15	13
Public utilities	2	2
Mutual funds	5,535	4,509
Total equity securities	5,625	4,581
Other invested assets	195	230
Total investments	6,581	5,528
Other assets	23	235
Total	$6,604	$5,763

MTL - 46

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Deferred Policy Acquisition Costs and Value of Business Acquired
The transition adjustments related to DAC, as described in Note 1, were as follows at the Transition Date:

(In millions)
DAC:
Balance at December 31, 2020	$361
Removal of related amounts in AOCI	141
Balance at January 1, 2021	$502
Information regarding total DAC and VOBA was as follows at:

(In millions)
DAC (1):
Balance at January 1, 2021	$502
Capitalizations	87
Amortization	(31)
Balance at December 31, 2021	558
Capitalizations	90
Amortization	(35)
Balance at December 31, 2022	613
Capitalizations	156
Amortization	(42)
Other (2)	(15)
Balance at December 31, 2023	$712

Total DAC and VOBA (1):
Balance at December 31, 2021	$593
Balance at December 31, 2022	$644
Balance at December 31, 2023	$732
_________________
(1)Includes DAC balances primarily related to participating life and annuities products.
(2)Includes activity for total DAC ceded at the date of inception related to a reinsurance agreement. See Note 6 for further information on the transaction.
Significant Methodologies and Assumptions
The Company amortizes DAC and VOBA related to long-duration contracts over the estimated lives of the contracts in proportion to benefits in-force for annuities and policy count for all other products. The amortization amount is calculated using the same cohorts as the corresponding liabilities on a quarterly basis, using an amortization rate that includes current period reporting experience and end of period persistency and longevity assumptions that are consistent with those used to measure the corresponding liabilities.
The Company amortizes DAC for short-duration contracts, which is primarily comprised of commissions and certain underwriting expenses, in proportion to actual and future earned premium over the applicable contract term.
6. Reinsurance
The Company enters into reinsurance agreements as a purchaser of reinsurance for certain insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks and provide additional capacity for future growth.
MTL - 47

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Reinsurance (continued)
Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in “ – Fixed Maturity Securities AFS – Evaluation of Fixed Maturity Securities AFS for Credit Loss” in Note 7.
For its individual life insurance products, the Company has historically reinsured the mortality risk, primarily on an excess of retention or quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company also reinsures portions of certain level premium term and universal life policies with secondary death benefit guarantees to a nonaffiliate. In 2023, the Company reinsured an in-force block of universal life, variable universal life, universal life with secondary guarantees and fixed annuities to a third party on a 100% quota share basis.
The Company has reinsured certain of its annuity and supplementary contract business to an affiliate. The Company also reinsures certain group annuity contracts issued in connection with pension risk transfers to an affiliate.
The Company assumes portions of certain whole life policies issued by an affiliate and a nonaffiliate. In addition, the Company also assumes longevity risks for certain pension products issued by unaffiliated providers located in the U.K.
The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.
The Company reinsures its remaining business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2023 and 2022, were not significant. The Company also secured collateral from its counterparties to mitigate counterparty default risk related to its longevity reinsurance agreements.
The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $1.9 billion and $1.4 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2023 and 2022, respectively.
At December 31, 2023, the Company had $5.7 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $5.4 billion, or 95%, were with the Company’s five largest unaffiliated ceded reinsurers, including $1.5 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2022, the Company had $2.7 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.4 billion, or 89%, were with the Company’s five largest unaffiliated ceded reinsurers, including $1.2 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.
MTL - 48

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Reinsurance (continued)
The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Premiums
Direct premiums	$5,437	$4,553	$4,009
Reinsurance assumed	1,797	1,477	1,236
Reinsurance ceded	(351)	(270)	(3,442)
Net premiums	$6,883	$5,760	$1,803
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$414	$416	$425
Reinsurance assumed	—	—	—
Reinsurance ceded	(257)	(176)	(245)
Net universal life and investment-type product policy fees	$157	$240	$180
Policyholder benefits and claims
Direct policyholder benefits and claims	$6,851	$5,825	$5,238
Reinsurance assumed	1,762	1,361	1,237
Reinsurance ceded	(578)	(649)	(3,793)
Net policyholder benefits and claims	$8,035	$6,537	$2,682
Policyholder liability remeasurement (gains) losses
Direct other expenses	$(29)	$9	$(14)
Reinsurance assumed	(11)	—	—
Reinsurance ceded	57	64	(7)
Net policyholder liability remeasurement (gains) losses	$17	$73	$(21)
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances	$645	$479	$410
Reinsurance assumed	—	—	—
Reinsurance ceded	(111)	(96)	(97)
Net interest credited to policyholder account balances	$534	$383	$313
Other expenses
Direct other expenses	$184	$199	$108
Reinsurance assumed	78	78	77
Reinsurance ceded	(190)	49	(152)
Net other expenses	$72	$326	$33
MTL - 49

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Reinsurance (continued)
The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2023				2022
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables	$49	$367	$9,000	$9,416	$66	$268	$6,168	$6,502
Deferred policy acquisition costs and value of business acquired	306	466	(40)	732	207	466	(29)	644
Total assets	$355	$833	$8,960	$10,148	$273	$734	$6,139	$7,146
Liabilities
Future policy benefits	$23,039	$3,501	$—	$26,540	$17,978	$3,276	$—	$21,254
Other policy-related balances	5,559	364	(23)	5,900	5,661	237	(9)	5,889
Other liabilities	305	53	4,673	5,031	237	50	3,904	4,191
Total liabilities	$28,903	$3,918	$4,650	$37,471	$23,876	$3,563	$3,895	$31,334
Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. Included in the above table are deposit assets on reinsurance of $1.3 billion and $979 million at December 31, 2023 and 2022, respectively. There were no deposit liabilities on reinsurance at both December 31, 2023 and 2022.
In November 2023, the Company completed a risk transfer transaction with a subsidiary of Global Atlantic Financial Group, a retirement and life insurance company, to reinsure an in-force block of universal life, variable universal life, universal life with secondary guarantees, and fixed annuities. The Company entered into a reinsurance agreement on a coinsurance basis for the general account products and on a modified coinsurance basis for the separate account products. The Company recorded reinsurance recoverables and deposit receivables of $2.9 billion at December 31, 2023 reported in premiums, reinsurance and other receivables. At inception of the agreement, in addition to recording the amount recoverable, the Company i) transferred to the reinsurer $2.3 billion of assets primarily consisting of fixed maturity securities AFS and mortgage loans supporting the general account liabilities reduced by a $479 million pre-tax ceding commission, ii) retained $408 million separate account assets under the modified coinsurance arrangement and iii) recorded the net cost of reinsurance of $529 million within other liabilities, related to universal life, variable universal life and universal life with secondary guarantees reinsured. The net cost of reinsurance will be amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts in policyholder benefits and claims.
As part of this transaction, an affiliate entered into investment advisory and other agreements with a subsidiary of Global Atlantic Financial Group to serve as the investment manager for certain of the transferred general account assets. With certain exceptions, the agreements contemplate a term of five years.
MTL - 50

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Reinsurance (continued)
Related Party Reinsurance Transactions
The Company has reinsurance agreements with certain of MetLife, Inc.’s subsidiaries, including Metropolitan Life Insurance Company, Missouri Reinsurance Inc., MetLife Reinsurance Company of Hamilton, Ltd., and MetLife Insurance K.K., all of which are related parties.
Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Premiums
Reinsurance assumed	$99	$105	$107
Reinsurance ceded	(105)	(1)	(3,232)
Net premiums	$(6)	$104	$(3,125)
Universal life and investment-type product policy fees
Reinsurance assumed	$—	$—	$—
Reinsurance ceded	(1)	—	(1)
Net universal life and investment-type product policy fees	$(1)	$—	$(1)
Policyholder benefits and claims
Reinsurance assumed	$99	$103	$101
Reinsurance ceded	3	(49)	(3,144)
Net policyholder benefits and claims	$102	$54	$(3,043)
Policyholder liability remeasurement (gains) losses
Reinsurance assumed	$—	$—	$—
Reinsurance ceded	40	47	(10)
Net policyholder liability remeasurement (gains) losses	$40	$47	$(10)
Interest credited to policyholder account balances
Reinsurance assumed	$—	$—	$—
Reinsurance ceded	(27)	(30)	(30)
Net interest credited to policyholder account balances	$(27)	$(30)	$(30)
Other expenses
Reinsurance assumed	$11	$11	$11
Reinsurance ceded	(155)	80	(89)
Net other expenses	$(144)	$91	$(78)
MTL - 51

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Reinsurance (continued)
Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

	December 31,
	2023		2022
	Assumed	Ceded	Assumed	Ceded
	(In millions)
Assets
Premiums, reinsurance and other receivables	$26	$3,268	$28	$3,538
Deferred policy acquisition costs and value of business acquired	113	—	114	—
Total assets	$139	$3,268	$142	$3,538
Liabilities
Future policy benefits	$823	$—	$755	$—
Other policy-related balances	8	—	8	—
Other liabilities	10	3,101	7	3,225
Total liabilities	$841	$3,101	$770	$3,225
Effective April 1, 2021, the Company, entered into an agreement to cede certain group annuity contracts issued in connection with a qualifying pension risk transfer on a modified coinsurance basis to Missouri Reinsurance Inc., an affiliate. The significant reinsurance effects to the Company were primarily in premiums, reinsurance and other receivables of $2.3 billion and $2.5 billion and other liabilities of $3.0 billion and $3.2 billion at December 31, 2023 and 2022, respectively. Also, the Company recorded premiums of ($30) million, $0 and $3.2 billion, policyholder benefits and claims of ($130) million, $47 million and $3.1 billion, policyholder liability remeasurement (gains) losses of ($40) million, ($48) million and $10 million, and other expenses of $144 million, ($80) million and $89 million for the years ended December 31, 2023, 2022 and 2021, respectively.
The Company has secured certain reinsurance recoverable balances with collateral, including funds withheld accounts. The Company had $906 million and $1.0 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2023 and 2022, respectively.
Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. Included in the above table are deposit assets on affiliated reinsurance of $849 million and $978 million at December 31, 2023 and 2022, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2023 and 2022.
7. Investments
See Note 9 for information about the fair value hierarchy for investments and the related valuation methodologies.
Investment Risks and Uncertainties
Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of ACL and impairments, the recognition of income on certain investments and the potential consolidation of variable interest entities (“VIEs”). The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.
The determination of ACL and impairments is highly subjective and is based upon quarterly evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.
The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities and collateralized loan obligations (“ABS & CLO”), certain structured investment transactions and FVO
MTL - 52

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.
Fixed Maturity Securities AFS
Fixed Maturity Securities AFS by Sector
The following table presents fixed maturity securities AFS by sector. U.S. corporate and foreign corporate sectors include redeemable preferred stock. RMBS includes agency, prime, prime investor, non-qualified residential mortgage, alternative, reperforming and sub-prime mortgage-backed securities. ABS & CLO includes securities collateralized by consumer loans, corporate loans and broadly syndicated bank loans. Municipals includes taxable and tax-exempt revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities (“CMBS”) primarily includes securities collateralized by multiple commercial mortgage loans. RMBS, ABS & CLO and CMBS are, collectively, “Structured Products.”

	December 31,
	2023					2022
	Amortized Cost		Gross Unrealized		Estimated Fair Value	Amortized Cost		Gross Unrealized		Estimated Fair Value
Sector		ACL	Gains	Losses			ACL	Gains	Losses
	(In millions)
U.S. corporate	$9,109	$(1)	$76	$1,069	$8,115	$9,258	$—	$22	$1,361	$7,919
Foreign corporate	6,094	—	124	800	5,418	5,747	—	25	1,152	4,620
RMBS	4,854	—	53	395	4,512	3,532	—	4	515	3,021
ABS & CLO	2,804	(2)	8	122	2,688	2,447	—	—	188	2,259
U.S. government and agency	2,339	—	59	178	2,220	1,695	—	2	207	1,490
Foreign government	1,715	—	57	210	1,562	1,777	(1)	55	264	1,567
CMBS	1,426	(1)	13	140	1,298	1,518	—	2	168	1,352
Municipals	1,330	—	12	193	1,149	1,590	—	2	294	1,298
Total fixed maturity securities AFS	$29,671	$(4)	$402	$3,107	$26,962	$27,564	$(1)	$112	$4,149	$23,526
Methodology for Amortization of Premium and Accretion of Discount on Structured Products
Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management’s knowledge of the current market. For credit-sensitive and certain prepayment-sensitive Structured Products, the effective yield is recalculated on a prospective basis. For all other Structured Products, the effective yield is recalculated on a retrospective basis.
MTL - 53

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Maturities of Fixed Maturity Securities AFS
The amortized cost, net of ACL, and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31, 2023:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Products	Total Fixed Maturity Securities AFS
	(In millions)
Amortized cost, net of ACL	$574	$2,691	$3,834	$13,487	$9,081	$29,667
Estimated fair value	$570	$2,627	$3,475	$11,792	$8,498	$26,962
Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.
Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector
The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position without an ACL by sector and aggregated by length of time that the securities have been in a continuous unrealized loss position.

	December 31,
	2023				2022
	Less than 12 Months		Equal to or Greater than 12 Months		Less than 12 Months		Equal to or Greater than 12 Months
Sector & Credit Quality	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$548	$72	$5,666	$996	$6,036	$1,018	$979	$343
Foreign corporate	201	32	3,577	768	3,212	805	987	347
RMBS	522	5	2,209	390	1,926	259	1,001	256
ABS & CLO	353	6	1,638	115	1,559	124	519	64
U.S. government and agency	824	31	500	147	939	90	472	117
Foreign government	40	—	1,013	210	809	150	293	114
CMBS	82	2	861	137	935	119	276	49
Municipals	47	1	747	192	1,097	254	109	40
Total fixed maturity securities AFS	$2,617	$149	$16,211	$2,955	$16,513	$2,819	$4,636	$1,330
Investment grade	2,520	142	15,603	2,881	15,799	2,747	4,440	1,283
Below investment grade	97	7	608	74	714	72	196	47
Total fixed maturity securities AFS	$2,617	$149	$16,211	$2,955	$16,513	$2,819	$4,636	$1,330
Total number of securities in an unrealized loss position	360		3,915		3,751		1,330
MTL - 54

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Evaluation of Fixed Maturity Securities AFS for Credit Loss
Evaluation and Measurement Methodologies
Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the credit loss evaluation process include, but are not limited to:(i) the extent to which the estimated fair value has been below amortized cost, (ii) adverse conditions specifically related to a security, an industry sector or sub-sector, or an economically depressed geographic area, adverse change in the financial condition of the issuer of the security, changes in technology, discontinuance of a segment of the business that may affect future earnings, and changes in the quality of credit enhancement, (iii) payment structure of the security and likelihood of the issuer being able to make payments, (iv) failure of the issuer to make scheduled interest and principal payments, (v) whether the issuer, or series of issuers or an industry has suffered a catastrophic loss or has exhausted natural resources, (vi) whether the Company has the intent to sell or will more likely than not be required to sell, including transfers in connection with reinsurance transactions, a particular security before the decline in estimated fair value below amortized cost recovers, (vii) with respect to Structured Products, changes in forecasted cash flows after considering the changes in the financial condition of the underlying loan obligors and quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security, (viii) changes in the rating of the security by a rating agency, and (ix) other subjective factors, including concentrations and information obtained from regulators.
The methodology and significant inputs used to determine the amount of credit loss are as follows:
•The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security at the time of purchase for fixed-rate securities and the spot rate at the date of evaluation of credit loss for floating-rate securities.
•When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall credit loss evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management’s single best estimate, the most likely outcome in a range of possible outcomes, after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security’s position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; any private and public sector programs to restructure foreign government securities and municipals; and changes to the rating of the security or the issuer by rating agencies.
•Additional considerations are made when assessing the features that apply to certain Structured Products including, but not limited to: the quality of underlying collateral, historical performance of the underlying loan obligors, historical rent and vacancy levels, changes in the financial condition of the underlying loan obligors, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, changes in the quality of credit enhancement and the payment priority within the tranche structure of the security.
With respect to securities that have attributes of debt and equity (“perpetual hybrid securities”), consideration is given in the credit loss analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.
In periods subsequent to the recognition of an initial ACL on a security, the Company reassesses credit loss quarterly. Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the ACL which are recognized in earnings and reported within net investment gains (losses); however, the previously recorded ACL is not reduced to an amount below zero. Full or partial write-offs are deducted
MTL - 55

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
from the ACL in the period the security, or a portion thereof, is considered uncollectible. Recoveries of amounts previously written off are recorded to the ACL in the period received. When the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any ACL is written off and the amortized cost is written down to estimated fair value through a charge within net investment gains (losses), which becomes the new amortized cost of the security.
Evaluation of Fixed Maturity Securities AFS in an Unrealized Loss Position
Gross unrealized losses on securities without an ACL decreased $1.0 billion for the year ended December 31, 2023 to $3.1 billion primarily due to interest rate volatility, narrowing credit spreads, impairments in connection with a reinsurance transaction and, to a lesser extent, the strengthening of foreign currencies on certain non-functional currency denominated fixed maturity securities.
As shown above, most of the gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater at December 31, 2023 relate to investment grade securities. These unrealized losses are principally due to widening credit spreads since purchase and, with respect to fixed-rate securities, rising interest rates since purchase.
As of December 31, 2023, $74 million of gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater on below investment grade securities were concentrated in the consumer, utility and transportation sectors within corporate securities and in ABS & CLO securities. These unrealized losses are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty and, with respect to fixed-rate securities, rising interest rates since purchase.
At December 31, 2023, the Company did not intend to sell its securities in an unrealized loss position without an ACL, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost. Therefore, the Company concluded that these securities had not incurred a credit loss and should not have an ACL at December 31, 2023.
Future provisions for credit loss will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings and collateral valuation.
Mortgage Loans
Mortgage Loans by Portfolio Segment
Mortgage loans are summarized as follows at:

	December 31,
	2023		2022
Portfolio Segment	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$4,355	44.5%	$4,308	47.0%
Agricultural	3,729	38.1	3,438	37.5
Residential	1,755	18.0	1,466	16.0
Total amortized cost	9,839	100.6	9,212	100.5
Allowance for credit loss	(63)	(0.6)	(46)	(0.5)
Total mortgage loans	$9,776	100.0%	$9,166	100.0%
The amount of net (discounts) premiums and deferred (fees) expenses, included within total amortized cost was ($11) million and $7 million at December 31, 2023 and 2022, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at December 31, 2023 was $20 million, $36 million and $16 million, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at December 31, 2022 was $18 million, $29 million and $11 million, respectively.
MTL - 56

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Purchases of mortgage loans from unaffiliated parties, consisting primarily of residential mortgage loans, were $392 million, $860 million, and $408 million for the years ended December 31, 2023, 2022 and 2021, respectively.
During the year ended December 31, 2023, the Company disposed of commercial mortgage loans with an amortized cost of $113 million in connection with a reinsurance transaction. The disposition resulted in a loss of ($27) million for the year ended December 31, 2023.
The Company acquires mortgage loans from its affiliated mortgage origination company. The affiliate originates and acquires mortgage loans and the Company simultaneously purchases participation interests under a master participation agreement. The aggregate amount of mortgage loan and mortgage secured loan participation interests purchased by the Company from such affiliate for the years ended December 31, 2023, 2022 and 2021 was $661 million, $1.6 billion and $2.1 billion, respectively. In connection with mortgage loan and mortgage secured loan participations, the affiliate collected principal and interest payments on the Company’s behalf and the affiliate remitted such payments to the Company in the amount of $947 million, $499 million and $388 million for the years ended December 31, 2023, 2022 and 2021, respectively.
During the years ended December 31, 2023 and 2022, the Company contributed commercial mortgage loans with an amortized cost of $1 million and $29 million, respectively, to joint ventures in anticipation of subsequent foreclosure or deed-in-lieu of foreclosure transactions. During the years ended December 31, 2023 and 2022, the joint ventures completed foreclosure or deed-in-lieu of foreclosure transactions on loans with an amortized cost of $2 million and $28 million, respectively. During the year ended December 31, 2023, no gains or losses were recognized on foreclosures or deed-in-lieu of foreclosures within joint ventures as the estimated fair value of the real estate collateralizing the foreclosures or deed-in-lieu of foreclosures approximated amortized cost. The real estate collateralizing the 2022 foreclosures or deed-in-lieu of foreclosures had an estimated fair value in excess of amortized cost. Therefore, during the year ended December 31, 2022, the Company recognized its pro rata share of $3 million within net investment gains (losses) upon consummation of the foreclosures or deed-in-lieu of foreclosures. See “— Real Estate and Real Estate Joint Ventures” for the carrying value of wholly-owned real estate acquired through foreclosure.
Rollforward of Allowance for Credit Loss for Mortgage Loans by Portfolio Segment
The rollforward of ACL for mortgage loans, by portfolio segment, is as follows:

	Years Ended December 31,
	2023				2022				2021
	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at January 1,	$17	$14	$15	$46	$16	$9	$4	$29	$11	$9	$4	$24
Provision (release)	2	4	12	18	1	5	11	17	5	—	—	5
Charge-offs, net of recoveries	(1)	—	—	(1)	—	—	—	—	—	—	—	—
Balance at December 31,	$18	$18	$27	$63	$17	$14	$15	$46	$16	$9	$4	$29
Allowance for Credit Loss Methodology
The Company records an allowance for expected lifetime credit loss in earnings within net investment gains (losses) in an amount that represents the portion of the amortized cost basis of mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected. In determining the Company’s ACL, management applies significant judgment to estimate expected lifetime credit loss, including: (i) pooling mortgage loans that share similar risk characteristics, (ii) considering expected lifetime credit loss over the contractual term of its mortgage loans adjusted for expected prepayments and any extensions, and (iii) considering past events and current and forecasted economic conditions. Each of the Company’s commercial, agricultural and residential mortgage loan portfolio segments are evaluated separately. The ACL is calculated for each mortgage loan portfolio segment based on inputs unique to each loan portfolio segment. On a quarterly basis, mortgage loans within a portfolio segment that share similar risk characteristics, such as internal risk ratings or consumer credit scores, are pooled for calculation of ACL. On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), such as collateral dependent mortgage loans (i.e., when the borrower is experiencing financial
MTL - 57

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
difficulty, including when foreclosure is reasonably possible or probable), are evaluated individually for credit loss. The ACL for loans evaluated individually are established using the same methodologies for all three portfolio segments. For example, the ACL for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan’s underlying collateral, less selling cost when foreclosure is probable. Accordingly, the change in the estimated fair value of collateral dependent loans, which are evaluated individually for credit loss, is recorded as a change in the ACL which is recorded on a quarterly basis as a charge or credit to earnings in net investment gains (losses).
Commercial and Agricultural Mortgage Loan Portfolio Segments
Within each loan portfolio segment, commercial and agricultural loans are pooled by internal risk rating. Estimated lifetime loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the ACL. Internal risk ratings are based on an assessment of the loan’s credit quality, which can change over time. The estimated lifetime loss rates are based on several loan portfolio segment-specific factors, including (i) the Company’s experience with defaults and loss severity, (ii) expected default and loss severity over the forecast period, (iii) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value (“LTV”) ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. The Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The Company uses a forecast of economic assumptions for a two-year period for most of its commercial and agricultural mortgage loans, while a one-year period is used for loans originated in certain markets. After the applicable forecast period, the Company reverts to its historical loss experience using a straight-line basis over two years. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, recent loss and recovery trend experience as compared to historical loss and recovery experience, and loan specific characteristics including debt service coverage ratios (“DSCR”). In estimating expected lifetime credit loss over the term of its commercial mortgage loans, the Company adjusts for expected prepayment and extension experience during the forecast period using historical prepayment and extension experience considering the expected position in the economic cycle and the loan profile (i.e., floating rate, shorter-term fixed rate and longer-term fixed rate) and after the forecast period using long-term historical prepayment experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. In estimating expected lifetime credit loss over the term of its agricultural mortgage loans, the Company’s experience is much less sensitive to the position in the economic cycle and by loan profile; accordingly, historical prepayment experience is used, while extension terms are not prevalent with the Company’s agricultural mortgage loans.
Commercial mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios, DSCR and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher LTV ratios and lower DSCR. Agricultural mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher risk loans.
For commercial mortgage loans, the primary credit quality indicator is the DSCR, which compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the DSCR, the higher the risk of experiencing a credit loss. The Company also reviews the LTV ratio of its commercial mortgage loan portfolio. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the LTV ratio, the higher the risk of experiencing a credit loss. The DSCR and the values utilized in calculating the ratio are updated routinely. In addition, the LTV ratio is routinely updated for all but the lowest risk loans as part of the Company’s ongoing review of its commercial mortgage loan portfolio.
MTL - 58

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
For agricultural mortgage loans, the Company’s primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.
After commercial and agricultural mortgage loans are approved, the Company makes commitments to lend and, typically, borrowers draw down on some or all of the commitments. The timing of mortgage loan funding is based on the commitment expiration dates. A liability for credit loss for unfunded commercial and agricultural mortgage loan commitments that is not unconditionally cancellable is recognized in earnings and is reported within net investment gains (losses). The liability is based on estimated lifetime loss rates as described above and the amount of the outstanding commitments, which for lines of credit, considers estimated utilization rates. When the commitment is funded or expires, the liability is adjusted accordingly.
Residential Mortgage Loan Portfolio Segment
The Company’s residential mortgage loan portfolio is comprised primarily of purchased closed end, amortizing residential mortgage loans, including both performing loans purchased within 12 months of origination and reperforming loans purchased after they have been performing for at least 12 months post-modification. Residential mortgage loans are pooled by loan type (i.e., new origination and reperforming) and pooled by similar risk profiles (including consumer credit score and LTV ratios). Estimated lifetime loss rates, which vary by loan type and risk profile, are applied to the amortized cost of each loan excluding accrued investment income on a quarterly basis to develop the ACL. The estimated lifetime loss rates are based on several factors, including (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity, (iii) prepayment rates, (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and (v) loan pool specific characteristics including consumer credit scores, LTV ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. The Company uses a forecast of economic assumptions for a two-year period for most of its residential mortgage loans. After the applicable forecast period, the Company reverts to industry historical loss experience using a straight-line basis over one year.
For residential mortgage loans, the Company’s primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.
Modifications to Borrowers Experiencing Financial Difficulty
The Company may modify mortgage loans to borrowers. Each mortgage loan modification is evaluated to determine whether the borrower was experiencing financial difficulties. Disclosed below are those modifications, in materially impacted segments, where the borrower was determined to be experiencing financial difficulties and the mortgage loans were modified by any of the following means: principal forgiveness, interest rate reduction, other-than-insignificant payment delay or term extension. The amount, timing and extent of modifications granted are considered in determining any ACL recorded. Mortgage loans are summarized as follows at:

	December 31, 2023
	Maturity Extension	Weighted Average Life Increase	% of Total BV
	Amortized Cost	Affected Loans (in Years)
	(Dollars in millions)
Commercial	$17	Less than one year	1.0%
For the year ended December 31, 2023, the Company did not have a significant amount of mortgage loans that were modified to borrowers experiencing financial difficulty that are not considered current.
MTL - 59

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Credit Quality of Mortgage Loans by Portfolio Segment
The amortized cost of commercial mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2023:

Credit Quality Indicator	2023	2022	2021	2020	2019	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$211	$526	$619	$147	$278	$480	$—	$2,261	51.9%
65% to 75%	22	542	524	135	40	146	—	1,409	32.4
76% to 80%	—	63	34	36	104	46	—	283	6.5
Greater than 80%	—	70	107	54	30	141	—	402	9.2
Total	$233	$1,201	$1,284	$372	$452	$813	$—	$4,355	100.0%
DSCR:
> 1.20x	$108	$1,057	$1,175	$349	$322	$736	$—	$3,747	86.1%
1.00x - 1.20x	50	53	107	—	80	60	—	350	8.0
<1.00x	75	91	2	23	50	17	—	258	5.9
Total	$233	$1,201	$1,284	$372	$452	$813	$—	$4,355	100.0%
The amortized cost of agricultural mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2023:

Credit Quality Indicator	2023	2022	2021	2020	2019	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$330	$701	$1,175	$714	$186	$317	$102	$3,525	94.5%
65% to 75%	2	9	101	34	—	53	3	202	5.4
Greater than 80%	—	—	—	—	—	2	—	2	0.1
Total	$332	$710	$1,276	$748	$186	$372	$105	$3,729	100%
The amortized cost of residential mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2023:

Credit Quality Indicator	2023	2022	2021	2020	2019	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
Performance indicators:
Performing	$317	$549	$501	$95	$263	$12	$—	$1,737	99.0%
Nonperforming (1)	2	10	1	—	5	—	—	18	1.0
Total	$319	$559	$502	$95	$268	$12	$—	$1,755	100.0%
__________________
(1)Includes residential mortgage loans in process of foreclosure of $5 million and $2 million at December 31, 2023 and 2022, respectively.
LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. The amortized cost of commercial and agricultural mortgage loans with an LTV ratio in excess of 100% was $45 million, or 1%, of total commercial and agricultural mortgage loans at December 31, 2023.
Past Due and Nonaccrual Mortgage Loans
The Company has a high quality, well performing mortgage loan portfolio, with greater than 99% of all mortgage loans classified as performing at December 31, 2023. The Company defines delinquency consistent with industry practice,
MTL - 60

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
when mortgage loans are past due more than two or more months, as applicable, by portfolio segment. The past due and nonaccrual mortgage loans at amortized cost, prior to ACL, by portfolio segment, were as follows:

	Past Due	Nonaccrual
Portfolio Segment	December 31, 2023
	(In millions)
Commercial	$—	$9
Residential	18	18
Total	$18	$27
Real Estate and Real Estate Joint Ventures
The Company’s real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method real estate joint ventures. Real estate investments, by income type, as well as income earned, were as follows at and for the periods indicated:

	December 31,		Years Ended December 31,
	2023	2022	2023	2022	2021
Income Type	Carrying Value		Income
	(In millions)
Wholly-owned real estate:
Leased real estate	$43	$43	$3	$7	$7
Other real estate	—	—	—	—	—
Real estate joint ventures	698	590	(18)	12	7
Total real estate and real estate joint ventures	$741	$633	$(15)	$19	$14
Leases
Leased Real Estate Investments - Operating Leases
The Company, as lessor, leases investment real estate through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Leased real estate investments and income earned, by property type, were as follows at and for the periods indicated:

	December 31,		Years Ended December 31,
	2023	2022	2023	2022	2021
Property Type	Carrying Value		Income
	(In millions)
Leased real estate investments:
Land	$43	$43	$2	$3	$3
Industrial	—	—	—	4	4
Total leased real estate investments	$43	$43	$2	$7	$7
Future contractual receipts under operating leases at December 31, 2023 were $3 million in 2024, $2 million in 2025, $2 million in 2026, $0 in both 2027 and 2028, and in total were $7 million.
Other Invested Assets
Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 8), corporate owned life insurance and affiliated loans ( see “— Related Party Investment Transactions”).
MTL - 61

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Cash Equivalents
Cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $1,159 million and $644 million, principally at estimated fair value, at December 31, 2023 and 2022, respectively.
Concentrations of Credit Risk
Investments in any counterparty that were greater than 10% of the Company’s stockholder’s equity, other than the U.S. government and its agencies, at estimated fair value, were in fixed income securities of the following foreign government and its agencies and in corporate fixed income securities:

	December 31,
	2023	2022
	(In millions)
Government
Canada	$1,017	$1,068
Corporate
Ernst & Young LLP	N/A	$151
Bain Capital Holdings LP	N/A	$124
Securities Lending Transactions
Securities, Collateral and Reinvestment Portfolio
A summary of these transactions accounted for as secured borrowings were as follows:

	December 31,
	2023			2022
	Securities (1)			Securities (1)
Agreement Type	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value
	(In millions)
Securities lending	$1,405	$1,427	$1,356	$1,373	$1,408	$1,316
______________
(1)These securities were included within fixed maturity securities AFS, short-term investments and cash equivalents at December 31, 2023 and within fixed maturity securities AFS and short-term investments at December 31, 2022.
(2)The liability for cash collateral is included within payables for collateral under securities loaned and other transactions.
MTL - 62

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Contractual Maturities
Contractual maturities of these transactions accounted for as secured borrowings were as follows:

	December 31,
	2023					2022
	Remaining Tenor of Securities Lending Agreements					Remaining Tenor of Securities Lending Agreements
Security Type	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total
	(In millions)
Cash collateral liability by loaned security type:
U.S. government and agency	$177	$181	$806	$—	$1,164	$224	$672	$258	$—	$1,154
Agency RMBS	—	88	175	—	263	—	63	191	—	254
Total	$177	$269	$981	$—	$1,427	$224	$735	$449	$—	$1,408
______________
(1)The related security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.
If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell investments to meet the return obligation, it may have difficulty selling such collateral that is invested in a timely manner, be forced to sell investments in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.
The reinvestment portfolio consists principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short term investments, cash equivalents, or cash. If the securities, or the reinvestment portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities are put back by the counterparty.
Invested Assets on Deposit and Pledged as Collateral
Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value and were as follows at:

	December 31,
	2023	2022
	(In millions)
Invested assets on deposit (regulatory deposits)	$1,245	$1,175
Invested assets pledged as collateral (1)	2,017	1,958
Total invested assets on deposit and pledged as collateral	$3,262	$3,133
______________
(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3) and derivative transactions (see Note 8).
See “— Securities Lending Transactions” for information regarding securities supporting securities lending transactions. In addition, the Company’s investment in FHLBNY common stock, included within other invested assets, which is considered restricted until redeemed by the issuer, was $78 million and $70 million, at redemption value, at December 31, 2023 and 2022, respectively, (see Note 1).
Collectively Significant Equity Method Investments
The Company held equity method investments of $1.9 billion at December 31, 2023, comprised primarily of other limited partnership interests (private equity funds and hedge funds) and real estate joint ventures (including real estate funds).
MTL - 63

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
The Company’s maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus $695 million of unfunded commitments at December 31, 2023.
As described in Note 1, the Company generally recognizes its share of earnings in its equity method investments within net investment income using a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period. Aggregate net investment income from these equity method investments exceeded 10% of the Company’s consolidated pre-tax income (loss) for two of the three most recent annual periods: 2022 and 2021.
The following aggregated summarized financial data reflects the latest available financial information and does not represent the Company’s proportionate share of the assets, liabilities, or earnings of such entities.
Aggregate total assets of these entities totaled $558.3 billion and $504.5 billion at December 31, 2023 and 2022, respectively. Aggregate total liabilities of these entities totaled $61.2 billion and $66.8 billion at December 31, 2023 and 2022, respectively. Aggregate net income (loss) of these entities totaled $13.5 billion, $5.4 billion and $87.8 billion for the years ended December 31, 2023, 2022 and 2021, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income (loss) and realized and unrealized investment gains (losses).
Variable Interest Entities
The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity. The determination of the VIE’s primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party’s relationship with or involvement in the entity. There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2023 and 2022.
Unconsolidated VIEs
The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

	December 31,
	2023		2022
Asset Type	Carrying Amount	Maximum Exposure to Loss (1)	Carrying Amount	Maximum Exposure to Loss (1)
	(In millions)
Fixed maturity securities AFS (2)	$6,260	$6,260	$5,339	$5,339
Other limited partnership interests	1,185	1,649	1,091	1,613
Real estate joint ventures	95	204	96	96
Mortgage loan joint ventures	28	31	—	—
Other invested assets	9	21	8	14
Total	$7,577	$8,165	$6,534	$7,062
______________
(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to OLPI, REJV, and Mortgage loan joint ventures is equal to the carrying amounts plus any unfunded commitments.
(2)For variable interests in Structured Products included within fixed maturity securities AFS, the Company’s involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.
As described in Note 14, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2023, 2022 and 2021.
MTL - 64

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Net Investment Income
The composition of net investment income by asset type was as follows:

	Years Ended December 31,
Asset Type	2023	2022	2021
	(In millions)
Fixed maturity securities AFS	$1,237	$986	$797
Equity securities	—	—	1
Mortgage loans	439	340	210
Policy loans	87	83	82
Real estate and REJV	(15)	19	14
OLPI	26	71	333
Cash, cash equivalents and short-term investments	127	19	—
FVO securities	—	(19)	44
Annuities funding structured settlement claims	332	323	330
Other	58	57	(28)
Subtotal investment income	2,291	1,879	1,783
Less: Investment expenses	172	95	36
Net investment income	$2,119	$1,784	$1,747

Net Investment Income (“NII”) Information
Net realized and unrealized gains (losses) recognized in NII:
Net unrealized gains (losses) from changes in estimated fair value (primarily FVO securities)	—	(17)	53
Net realized and unrealized gains (losses) recognized in NII	$—	$(17)	$53

Changes in estimated fair value subsequent to purchase of FVO securities still held at the end of the respective periods and recognized in NII:	$—	$—	$44

Equity method investments NII (primarily REJV)	$10	$85	$342
MTL - 65

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Net Investment Gains (Losses)
Net Investment Gains (Losses) by Asset Type and Transaction Type
The composition of net investment gains (losses) by asset type and transaction type was as follows:

	Years Ended December 31,
Asset Type	2023	2022	2021
	(In millions)
Fixed maturity securities AFS (1)	$(486)	$(165)	$60
Equity securities	(3)	—	2
Mortgage loans (1)	(55)	(18)	(5)
Real estate and REJV	1	211	1
OLPI	2	6	—
Other gains (losses)	(1)	4	3
Total net investment gains (losses)	$(542)	$38	$61

Transaction Type
Realized gains (losses) on investments sold or disposed	$(130)	$47	$69
Impairment (losses) (1)	(361)	—	—
Recognized gains (losses):
Change in allowance for credit loss recognized in earnings	(48)	(9)	(14)
Unrealized net gains (losses) recognized in earnings	(3)	—	6
Net investment gains (losses)	$(542)	$38	$61

Net Investment Gains (Losses) (“NIGL”) Information
Net realized investment gains (losses) from sales and disposals of investments:
Recognized in NIGL	$(129)	$47	$69
Recognized in NII	—	—	—
Net realized investment gains (losses) from sales and disposals of investments	$(129)	$47	$69
(1)Includes a net loss of $378 million during the year ended December 31, 2023 for investments disposed of in connection with a reinsurance transaction. The net loss was comprised of ($359) million of impairments and $8 million of realized gains on disposal for fixed maturity securities AFS, and ($27) million of adjustments to mortgage loans, reflected as impairments calculated at lower of amortized cost or estimated fair value. See Note 6 for further information on this reinsurance transaction.
Fixed Maturity Securities AFS - Composition of Net Investment Gains (Losses)
The composition of net investment gains (losses) for these securities is as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Proceeds	$4,396	$6,708	$9,449
Gross investment gains	$53	$142	$172
Gross investment losses	(175)	(315)	(103)
Realized gains (losses) on sales and disposals	(122)	(173)	69
Net credit loss (provision) release (change in ACL recognized in earnings)	(3)	8	(9)
Impairment (loss)	(361)	—	—
Net investment gains (losses)	$(486)	$(165)	$60
MTL - 66

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Related Party Investment Transactions
The Company transfers invested assets to and from affiliates. Invested assets transferred were as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Estimated fair value of invested assets transferred to affiliates	$662	$470	$690
Amortized cost of invested assets transferred to affiliates	$646	$350	$559
Net investment gains (losses) recognized on transfers	$16	$120	$131
Estimated fair value of invested assets transferred from affiliates	$4	$473	$795
Estimated fair value of derivative liabilities transferred to affiliates	$—	$64	$—
Recurring related party investments and related net investment income were as follows at and for the periods ended:

		December 31,		Years Ended December 31,
		2023	2022	2023	2022	2021
Investment Type/Balance Sheet Category	Related Party	Carrying Value		Net Investment Income
		(In millions)
Affiliated investments (1)	MetLife, Inc.	$76	$82	$1	$2	$2
Other invested assets		$76	$82	$1	$2	$2
_________________
(1)Represents an investment in affiliated senior unsecured notes which have maturity dates from July 2028 to December 2031 and bear interest, payable semi-annually, at rates per annum ranging from 1.75% to 1.85%, respectively.
As a structured settlements assignment company, the Company purchased annuities from an affiliate to fund the periodic structured settlement claim payment obligations it assumed. Each annuity purchased is contractually designated to the assumed claim obligation it funds. The aggregate contract values of annuities funding structured settlement claims are recorded as an asset for which the Company has also recorded an unpaid claim obligation of equal amount. Such aggregated contract values were $5.3 billion at December 31, 2023 and 2022. The related net investment income and corresponding policyholder benefits and claims recognized were $332 million, $323 million and $330 million for the years ended December 31, 2023, 2022 and 2021, respectively.
The Company receives investment administrative services from affiliates. The related investment administrative service charges were $71 million, $55 million and $30 million for the years ended December 31, 2023, 2022 and 2021, respectively.
See “— Variable Interest Entities” for information on investments in affiliated real estate joint ventures.
See “— Mortgage Loans — Mortgage Loans by Portfolio Segment” for discussion of mortgage loan participation agreements with affiliates.
8. Derivatives
Accounting for Derivatives
See Note 1 for a description of the Company’s accounting policies for derivatives and Note 9 for information about the fair value hierarchy for derivatives.
Derivative Strategies
The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.
MTL - 67

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties (“OTC-cleared”), while others are bilateral contracts between two counterparties (“OTC-bilateral”). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.
Interest Rate Derivatives
The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors, swaptions and futures.
Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.
The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, and interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.
In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.
Swaptions are used by the Company to hedge interest rate risk associated with the Company’s long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in nonqualifying hedging relationships. Swaptions are included in interest rate options.
Synthetic GICs are contracts that simulate the performance of traditional GICs through the use of financial instruments. The contractholder owns the underlying assets, and the Company provides a guarantee (or “wrap”) on the participant funds for an annual risk charge. The Company’s maximum exposure to loss on synthetic GICs is the notional amount, in the event the values of all of the underlying assets were reduced to zero. The Company’s risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contractholder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.
Foreign Currency Exchange Rate Derivatives
The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.
MTL - 68

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.
In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.
Credit Derivatives
The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered only after the relevant third party, Credit Derivatives Determinations Committee determines that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.
The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.
Equity Derivatives
The Company uses equity index options primarily to hedge against adverse changes in equity indices. The Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.
MTL - 69

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
Primary Risks Managed by Derivatives
The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company’s derivatives, excluding embedded derivatives, held at:

	Primary Underlying Risk Exposure	December 31,
		2023			2022
			Estimated Fair Value			Estimated Fair Value
		Gross Notional Amount	Assets	Liabilities	Gross Notional Amount	Assets	Liabilities

		(In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps	Interest rate	$107	$—	$26	$107	$—	$23
Foreign currency swaps	Foreign currency exchange rate	16	1	—	37	7	—
Subtotal		123	1	26	144	7	23
Cash flow hedges:
Interest rate swaps	Interest rate	344	—	19	345	—	23
Foreign currency swaps	Foreign currency exchange rate	4,392	258	63	3,845	470	6
Subtotal		4,736	258	82	4,190	470	29
Total qualifying hedges		4,859	259	108	4,334	477	52
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	125	2	—	125	4	—
Interest rate caps	Interest rate	1,125	17	—	1,625	47	—
Interest rate floors	Interest rate	1,400	2	—	1,900	12	—
Interest rate futures	Interest rate	100	—	—	100	—	—
Interest rate options	Interest rate	308	4	—	371	5	—
Synthetic GICs	Interest rate	42,920	—	—	33,271	—	—
Foreign currency swaps	Foreign currency exchange rate	582	47	4	569	74	—
Foreign currency forwards	Foreign currency exchange rate	247	—	5	245	1	3
Credit default swaps - purchased	Credit	18	—	—	32	1	—
Credit default swaps - written	Credit	193	4	—	193	2	—
Total non-designated or nonqualifying derivatives		47,018	76	9	38,431	146	3
Total		$51,877	$335	$117	$42,765	$623	$55
Based on gross notional amounts, a substantial portion of the Company’s derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2023 and 2022. The Company’s use of derivatives includes (i) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; and (ii) written credit default swaps that are used to synthetically create investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.
MTL - 70

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
The Effects of Derivatives on the Consolidated Statements of Operations and Comprehensive Income (Loss)
The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

	Year Ended December 31, 2023
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Interest Credited to Policyholder Account Balances	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$—	$—	N/A	$—	N/A
Hedged items	—	—	N/A	—	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	(1)	—	N/A	—	N/A
Hedged items	—	—	N/A	—	N/A
Subtotal	(1)	—	N/A	—	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	$(4)
Amount of gains (losses) reclassified from AOCI into income	—	—	—	—	—
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	(256)
Amount of gains (losses) reclassified from AOCI into income	—	9	—	—	(9)
Foreign currency transaction gains (losses) on hedged items	—	(6)	—	—	—
Subtotal	—	3	—	—	(269)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	N/A	(44)	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	(38)	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	(1)	N/A	N/A
Credit derivatives — written (1)	—	N/A	3	N/A	N/A
Equity derivatives (1)	—	N/A	—	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	15	N/A	N/A
Subtotal	—	N/A	(65)	N/A	N/A
Earned income on derivatives	34	—	47	(3)	—
Synthetic GICs	N/A	N/A	58	N/A	N/A
Embedded derivatives	N/A	N/A	(12)	N/A	N/A
Total	$33	$3	$28	$(3)	$(269)
MTL - 71

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)

	Year Ended December 31, 2022
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Interest Credited to Policyholder Account Balances	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$1	$—	N/A	$(23)	N/A
Hedged items	(1)	—	N/A	23	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	4	—	N/A	—	N/A
Hedged items	(5)	—	N/A	—	N/A
Subtotal	(1)	—	N/A	—	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	$(34)
Amount of gains (losses) reclassified from AOCI into income	—	(10)	—	—	10
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	357
Amount of gains (losses) reclassified from AOCI into income	—	21	—	—	(21)
Foreign currency transaction gains (losses) on hedged items	—	(21)	—	—	—
Subtotal	—	(10)	—	—	312
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	N/A	28	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	80	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	5	N/A	N/A
Credit derivatives — written (1)	—	N/A	(2)	N/A	N/A
Equity derivatives (1)	16	N/A	—	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	(30)	N/A	N/A
Subtotal	16	N/A	81	N/A	N/A
Earned income on derivatives	33	—	42	—	—
Synthetic GICs	N/A	N/A	—	N/A	N/A
Embedded derivatives	N/A	N/A	181	N/A	N/A
Total	$48	$(10)	$304	$—	$312

MTL - 72

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)

	Year Ended December 31, 2021
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Interest Credited to Policyholder Account Balances	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$—	$—	N/A	$—	N/A
Hedged items	—	—	N/A	—	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	1	—	N/A	—	N/A
Hedged items	(1)	—	N/A	—	N/A
Subtotal	—	—	—	—	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	$(1)
Amount of gains (losses) reclassified from AOCI into income	—	—	—	—	—
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	176
Amount of gains (losses) reclassified from AOCI into income	—	7	—	—	(7)
Foreign currency transaction gains (losses) on hedged items	—	(15)	—	—	—
Subtotal	—	(8)	—	—	168
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	N/A	(14)	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	23	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	—	N/A	N/A
Credit derivatives — written (1)	—	N/A	1	N/A	N/A
Equity derivatives (1)	(54)	N/A	3	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	(6)	N/A	N/A
Subtotal	(54)	N/A	7	N/A	N/A
Earned income on derivatives	22	—	28	—	—
Synthetic GICs	N/A	N/A	—	N/A	N/A
Embedded derivatives	N/A	N/A	45	N/A	N/A
Total	$(32)	$(8)	$80	$—	$168
__________________
(1)Excludes earned income on derivatives.
Fair Value Hedges
The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.
MTL - 73

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

Balance Sheet Line Item	Carrying Amount of the Hedged Assets (Liabilities)		Cumulative Amount of Fair Value Hedging Adjustments Included in the Carrying Amount of Hedged Assets (Liabilities)
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
	(In millions)
Fixed maturity securities AFS	$8	$26	$1	$—
Mortgage loans	$14	$12	$(1)	$(1)
Policyholder account balances	$(66)	$(53)	$23	$23
(1)Includes $1 million and $0 of hedging adjustments on discontinued hedging relationships at December 31, 2023 and 2022, respectively.
The Company has elected to record changes in estimated fair value of excluded components in earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
Cash Flow Hedges
The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities and (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets.
In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into income. These amounts were $4 million, $8 million and $0 for the years ended December 31, 2023, 2022 and 2021, respectively.
There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, at both December 31, 2023 and 2022.
At December 31, 2023 and 2022, the balance in AOCI associated cash flow hedges was $132 million and $401 million, respectively.
All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
At December 31, 2023, the Company expected to reclassify $27 million of deferred net gains (losses) on derivatives in AOCI, to earnings within the next 12 months.
Credit Derivatives
In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the effects of derivatives on the consolidated statements of operations and comprehensive income (loss) table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps.
MTL - 74

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

	December 31,
	2023			2022
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Baa
Credit default swaps referencing indices	$4	$193	5.0	$2	$193	5.0
______________
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody’s Investors Service (“Moody’s”), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.
(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.
Credit Risk on Freestanding Derivatives
The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company’s derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.
The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties in jurisdictions in which it understands that close-out netting should be enforceable and establishing and monitoring exposure limits. The Company’s OTC-bilateral derivative transactions are governed by International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, close-out netting permits the Company (subject to financial regulations such as the Orderly Liquidation Authority under Title II of Dodd-Frank) to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions and to apply collateral to the obligations without application of the automatic stay, upon the counterparty’s bankruptcy. All of the Company’s ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives as required by applicable law. Additionally, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third party custodians.
The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by brokers and central clearinghouses to such derivatives.
See Note 9 for a description of the impact of credit risk on the valuation of derivatives.
MTL - 75

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
The estimated fair values of the Company’s net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

	December 31,
	2023		2022
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement	Assets	Liabilities	Assets	Liabilities
	(In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1)	$349	$117	$639	$55
OTC-cleared (1)	4	—	2	—
Total gross estimated fair value of derivatives presented on the consolidated balance sheets (1)	353	117	641	55
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral	(74)	(74)	(32)	(32)
OTC-cleared	—	—	—	—
Cash collateral: (3), (4)
OTC-bilateral	(215)	—	(514)	—
OTC-cleared	(4)	—	(2)	—
Securities collateral: (5)
OTC-bilateral	(31)	(42)	(71)	(15)
OTC-cleared	—	—	—	—
Net amount after application of master netting agreements and collateral	$29	$1	$22	$8
______________
(1)At both December 31, 2023 and 2022, derivative assets included income (expense) accruals reported in accrued investment income or in other liabilities of $18 million.
(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.
(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives, where the central clearinghouse treats variation margin as collateral, is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.
(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2023 and 2022, the Company received excess cash collateral of $1 million and $3 million, respectively. At both December 31, 2023 and 2022, the Company provided excess cash collateral of $2 million, which is not included in the table above due to the foregoing limitation.
(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2023, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2023 and 2022, the Company received excess securities collateral with an estimated fair value of $1 million and $2 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2023 and 2022, the Company provided excess securities collateral with
MTL - 76

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
an estimated fair value of $36 million and $23 million, respectively, for its OTC-bilateral derivatives, and $6 million and $7 million, respectively, for its OTC-cleared derivatives.
The Company’s collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount. All of the Company’s netting agreements for derivatives contain provisions that require both MTL and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody’s and S&P. If a party’s financial strength or credit rating were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party’s reasonable valuation of the derivatives.
The following table presents the estimated fair value of the Company’s OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

	December 31,
	2023	2022
	Derivatives Subject to Financial Strength-Contingent Provisions
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$43	$23
Estimated fair value of collateral provided:
Fixed maturity securities AFS	$53	$16
______________
(1)After taking into consideration the existence of netting agreements.
Embedded Derivatives
The Company is a party to certain reinsurance agreements that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.
The following table presents the estimated fair value and balance sheet location of the Company’s embedded derivatives that have been separated from their host contracts at:

		December 31,
	Balance Sheet Location	2023	2022
		(In millions)
Embedded derivatives within liability host contracts:
Funds withheld on ceded reinsurance	Other liabilities	$(112)	$(124)
9. Fair Value
When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.
MTL - 77

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)

Level 2	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.
Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company’s ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.
Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.
MTL - 78

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
Recurring Fair Value Measurements
The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

	December 31, 2023
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$5,813	$2,302	$8,115
Foreign corporate	—	3,303	2,115	5,418
RMBS	—	4,274	238	4,512
ABS & CLO	—	2,196	492	2,688
U.S. government and agency	1,397	823	—	2,220
Foreign government	—	1,562	—	1,562
CMBS	—	1,098	200	1,298
Municipals	—	1,149	—	1,149
Total fixed maturity securities AFS	1,397	20,218	5,347	26,962
Short-term investments	670	46	—	716
Other investments	—	—	15	15
Derivative assets: (1)
Interest rate	—	25	—	25
Foreign currency exchange rate	—	306	—	306
Credit	—	4	—	4
Total derivative assets	—	335	—	335
Separate account assets (2)	202	6,223	179	6,604
Total assets	$2,269	$26,822	$5,541	$34,632
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$45	$—	$45
Foreign currency exchange rate	—	72	—	72
Total derivative liabilities	—	117	—	117
Embedded derivatives within liability host contracts (3)	—	—	(112)	(112)
Total liabilities	$—	$117	$(112)	$5
MTL - 79

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)

	December 31, 2022
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$5,978	$1,941	$7,919
Foreign corporate	—	3,210	1,410	4,620
RMBS	—	2,911	110	3,021
ABS & CLO	—	1,876	383	2,259
U.S. government and agency	848	642	—	1,490
Foreign government	—	1,540	27	1,567
CMBS	—	1,297	55	1,352
Municipals	—	1,298	—	1,298
Total fixed maturity securities AFS	848	18,752	3,926	23,526
Short-term investments	458	45	—	503
Other investments	—	4	17	21
Derivative assets: (1)
Interest rate	—	68	—	68
Foreign currency exchange rate	—	552	—	552
Credit	—	3	—	3
Total derivative assets	—	623	—	623
Separate account assets (2)	474	5,074	215	5,763
Total assets	$1,780	$24,498	$4,158	$30,436
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$46	$—	$46
Foreign currency exchange rate	—	9	—	9
Total derivative liabilities	—	55	—	55
Embedded derivatives within liability host contracts (3)	—	—	(124)	(124)
Total liabilities	$—	$55	$(124)	$(69)
______________
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets.
(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.
(3)Embedded derivatives within liability host contracts are presented within other liabilities on the consolidated balance sheets.

MTL - 80

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
The following describes the valuation methodologies used to measure assets and liabilities at fair value.
Investments
Securities, Short-term Investments and Other Investments
When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company’s securities holdings and valuation of these securities does not involve management’s judgment.
When quoted prices in active markets are not available, the determination of estimated fair value of securities is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based, in large part, on management’s judgment or estimation and cannot be supported by reference to market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such investments.
The estimated fair value of short-term investments and other investments is determined on a basis consistent with the methodologies described herein.
The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g., cash flows) to a single current, discounted amount. The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

Instrument		Level 2 Observable Inputs	Level 3 Unobservable Inputs
Fixed maturity securities AFS
U.S. corporate and Foreign corporate securities
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	illiquidity premium
	•	benchmark yields; spreads off benchmark yields; new issuances; issuer ratings	•	delta spread adjustments to reflect specific credit-related issues
	•	trades of identical or comparable securities; duration	•	credit spreads
	•	privately-placed securities are valued using the additional key inputs:	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
• market yield curve; call provisions
		• observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer	•	independent non-binding broker quotations
• delta spread adjustments to reflect specific credit-related issues
U.S. government and agency securities, Foreign government securities, and Municipals
	Valuation Approaches: Principally the market approach.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	independent non-binding broker quotations
	•	benchmark U.S. Treasury yield or other yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	the spread off the U.S. Treasury yield curve for the identical security
	•	issuer ratings and issuer spreads; broker-dealer quotations	•	credit spreads
	•	comparable securities that are actively traded
MTL - 81

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)

Instrument	Level 2 Observable Inputs		Level 3 Unobservable Inputs
Structured Products
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market and income approaches.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	credit spreads
	•	spreads for actively traded securities; spreads off benchmark yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	expected prepayment speeds and volumes
	•	current and forecasted loss severity; ratings; geographic region	•	independent non-binding broker quotations
	•	weighted average coupon and weighted average maturity	•	credit ratings
	•	average delinquency rates; DSCR
	•	credit ratings
	•	issuance-specific information, including, but not limited to:
• collateral type; structure of the security; vintage of the loans
• payment terms of the underlying assets
• payment priority within the tranche; deal performance
Short-term investments and Other investments
	•	Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above; while certain other investments are similar to equity securities. The valuation approaches and observable inputs used in their valuation are also similar to those described above. Other investments contain equity securities valued using quoted prices in markets that are not considered active.	•	Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above, while certain other investments are similar to equity securities. The valuation approaches and unobservable inputs used in their valuation are also similar to those described above. Other investments contain equity securities that use key unobservable inputs such as credit ratings; issuance structures, in addition to those described above for fixed maturities AFS.
Separate account assets (1)
Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
	Key Input:		•	N/A
	•	quoted prices or reported net asset value provided by the fund managers
______________
(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, short-term investments and cash and cash equivalents. The estimated fair value of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents is determined on a basis consistent with the assets described under “— Securities, Short-term Investments and Other Investments” and “— Derivatives — Freestanding Derivatives.”
Derivatives
The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.
The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. With respect to certain OTC-bilateral and OTC-cleared derivatives, management may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such derivatives.
Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company’s derivatives and could materially affect net income.
MTL - 82

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
The credit risk of both the counterparty and the Company is considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company’s ability to consistently execute at such pricing levels, is in part, due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.
Freestanding Derivatives
Level 2 Valuation Approaches and Key Inputs:
This level includes all types of derivatives utilized by the Company.
Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

Instrument		Interest Rate		Foreign Currency Exchange Rate		Credit
Inputs common to Level 2 by instrument type	•	swap yield curves	•	swap yield curves	•	swap yield curves
	•	basis curves	•	basis curves	•	credit curves
	•	interest rate volatility (1)	•	currency spot rates	•	recovery rates
			•	cross currency basis curves
______________
(1)Option-based only.
Embedded Derivatives
Embedded derivatives are primarily included within funds withheld on ceded reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.
The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described in “— Investments — Securities, Short-term Investments and Other Investments.” The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.
Embedded Derivatives Within Liability Host Contracts
Level 3 Valuation Approaches and Key Inputs:
Embedded derivatives within funds withheld on ceded reinsurance
These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.
MTL - 83

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
Transfers between Levels
Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.
Transfers into or out of Level 3:
Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.
Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)
The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

					December 31, 2023				December 31, 2022				Impact of Increase in Input on Estimated Fair Value (2)
		Valuation Techniques		Significant Unobservable Inputs	Range			Weighted Average (1)	Range			Weighted Average (1)
Fixed maturity securities AFS (3)
U.S. corporate and foreign corporate	•	Matrix pricing	•	Offered quotes (4)	20	-	119	92	—	-	106	84	Increase
	•	Market pricing	•	Quoted prices (4)	40	-	109	89	25	-	101	81	Increase
RMBS	•	Market pricing	•	Quoted prices (4)	52	-	102	94	55	-	100	93	Increase (5)
ABS & CLO	•	Market pricing	•	Quoted prices (4)	78	-	100	93	79	-	101	89	Increase (5)
______________
(1)The weighted average for fixed maturity securities AFS and derivatives is determined based on the estimated fair value of the securities and derivatives.
(2)The impact of a decrease in input would have resulted in the opposite impact on estimated fair value.
(3)Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.
(4)Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.
(5)Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.
Generally, all other classes of assets and liabilities classified within Level 3 that are not included above use the same valuation techniques and significant unobservable inputs as previously described for Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table.
MTL - 84

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
The following tables summarize the change of all assets (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities AFS
	Corporate (6)	Structured Products	Foreign Government	Other Investments	Separate Accounts (7)	Net Embedded Derivatives (8)
	(In millions)
Balance, January 1, 2022	$3,231	$755	$44	$205	$173	$(57)
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	4	—	—	(18)	36	181
Total realized/unrealized gains (losses) included in AOCI	(887)	(65)	(17)	—	—	—
Purchases (3)	1,066	142	—	16	6	—
Sales (3)	(173)	(61)	—	(186)	—	—
Issuances (3)	—	—	—	—	—	—
Settlements (3)	—	—	—	—	—	—
Transfers into Level 3 (4)	141	19	—	—	—	—
Transfers out of Level 3 (4)	(31)	(242)	—	—	—	—
Balance, December 31, 2022	$3,351	$548	$27	$17	$215	$124
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	3	(2)	—	(2)	(33)	(12)
Total realized/unrealized gains (losses) included in AOCI	174	17	—	—	—	—
Purchases (3)	1,263	342	—	—	1	—
Sales (3)	(361)	(40)	—	—	(4)	—
Issuances (3)	—	—	—	—	—	—
Settlements (3)	—	—	—	—	—	—
Transfers into Level 3 (4)	18	85	—	—	—	—
Transfers out of Level 3 (4)	(31)	(20)	(27)	—	—	—
Balance, December 31, 2023	$4,417	$930	$—	$15	$179	$112
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2021: (5)	$3	$1	$—	$44	$—	$45
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022: (5)	$4	$—	$—	$1	$—	$181
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2023: (5)	$4	$(1)	$—	$(2)	$—	$(12)
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2021: (5)	$(25)	$7	$—	$—	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2022: (5)	$(884)	$(65)	$(17)	$—	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2023: (5)	$175	$16	$—	$—	$—	$—
Gains (Losses) Data for the year ended December 31, 2021:
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	$5	$3	$—	$44	$21	$45
Total realized/unrealized gains (losses) included in AOCI	$(42)	$6	$—	$—	$—	$—
MTL - 85

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
______________
(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).
(2)Interest accruals, as well as cash interest coupons received, are excluded from the rollforward.
(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward.
(4)Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.
(5)Changes in unrealized gains (losses) included in net income (loss) and included in AOCI relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).
(6)Comprised of U.S. and foreign corporate securities.
(7)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net income (loss).
(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.
Fair Value of Financial Instruments Carried at Other Than Fair Value
The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The Company believes that due to the short-term nature of these excluded assets, which are primarily classified in Level 2, the estimated fair value approximates carrying value. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.
The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2023
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$9,776	$—	$—	$8,964	$8,964
Policy loans	$1,550	$—	$—	$1,837	$1,837
Other invested assets	$158	$—	$160	$—	$160
Premiums, reinsurance and other receivables	$1,107	$—	$55	$1,006	$1,061
Liabilities
Policyholder account balances	$13,117	$—	$—	$12,856	$12,856
Long-term debt	$107	$—	$107	$—	$107
Separate account liabilities	$855	$—	$855	$—	$855
MTL - 86

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)

	December 31, 2022
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$9,166	$—	$—	$8,303	$8,303
Policy loans	$1,604	$—	$—	$1,921	$1,921
Other invested assets	$155	$—	$155	$—	$155
Premiums, reinsurance and other receivables	$1,010	$—	$31	$954	$985
Liabilities
Policyholder account balances	$11,295	$—	$—	$10,995	$10,995
Long-term debt	$107	$—	$109	$—	$109
Separate account liabilities	$843	$—	$843	$—	$843
10. Long-term Debt
The Company’s long-term debt outstanding is comprised of a surplus note, which bears interest at a fixed rate of 7.63% and was repaid in cash at maturity in January 2024. The outstanding balance of the surplus note was $107 million at both December 31, 2023 and 2022.
Payments of interest and principal on the Company’s surplus note are subordinate to all other obligations and may be made only with the prior approval of the insurance department of the state of domicile.
Interest expense related to the surplus note, included in other expenses, was $9 million for each of the years ended December 31, 2023, 2022 and 2021.
11. Equity
Statutory Equity and Income
MTL prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance. The National Association of Insurance Commissioners (“NAIC”) has adopted the Codification of Statutory Accounting Principles (“Statutory Codification”). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the state insurance department may impact the effect of Statutory Codification on the statutory capital and surplus of MTL.
The state of domicile of MTL imposes risk-based capital (“RBC”) requirements that were developed by the NAIC. Regulatory compliance is determined by a ratio of a company’s total adjusted capital, calculated in the manner prescribed by the NAIC (“TAC”), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC (“ACL RBC”), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC (“CAL RBC”). The CAL RBC ratios for MTL were in excess of 410% and in excess of 370% at December 31, 2023 and 2022, respectively.
Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis. The impact of these prescribed accounting practices was ($10) million and ($23) million on the statutory capital and surplus of MTL at December 31, 2023 and 2022, respectively, compared to what capital and surplus would have been had it been measured under NAIC guidance.
MTL - 87

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Equity (continued)
In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by MTL are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.
Statutory net income (loss) of MTL, a Nebraska domiciled insurer, was $411 million, $232 million, and $185 million at December 31, 2023, 2022 and 2021, respectively. Statutory capital and surplus was $2.5 billion and $1.9 billion at December 31, 2023 and 2022, respectively. All such amounts are derived from the statutory–basis financial statements as filed with the Nebraska Department of Insurance.
Dividend Restrictions
Under the Nebraska Insurance Code, MTL is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MetLife, Inc. as long as the amount of the dividend, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of MTL’s own securities. MTL will be permitted to pay a dividend to MetLife, Inc. in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Director of the Nebraska Department of Insurance (the “Nebraska Director”) and the Nebraska Director either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as “unassigned funds (surplus)” excluding unrealized capital gains) as of the immediately preceding calendar year requires insurance regulatory approval. Under the Nebraska Insurance Code, the Nebraska Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.
MTL paid $189 million in dividends to MetLife, Inc. for the year ended December 31, 2023, including amounts where regulatory approval was obtained as required. MTL did not pay a dividend for the year ended December 31, 2022. Under Nebraska Insurance Code, MTL has calculated that it may pay approximately $373 million to MetLife, Inc. without prior regulatory approval by the end of 2024.
MTL - 88

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Equity (continued)
Accumulated Other Comprehensive Income (Loss)
Information regarding changes in the balances of each component of AOCI was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Deferred Gains (Losses) on Derivatives	Future Policy Benefits Discount Rate Remeasurement Gains (Losses)	Foreign Currency Translation Adjustments	Other	Total
	(In millions)
Balance at December 31, 2020	$1,344	$(62)	$—	$(2)	$(9)	$1,271
Cumulative effects of changes in accounting principles, net of income tax	252	—	(663)	—	2	(409)
Balance at January 1, 2021	1,596	(62)	(663)	(2)	(7)	862
OCI before reclassifications	(698)	175	485	—	(3)	(41)
Deferred income tax benefit (expense)	147	(37)	(102)	—	—	8
AOCI before reclassifications, net of income tax	1,045	76	(280)	(2)	(10)	829
Amounts reclassified from AOCI	(67)	(7)	—	—	1	(73)
Deferred income tax benefit (expense)	14	2	—	—	—	16
Amounts reclassified from AOCI, net of income tax	(53)	(5)	—	—	1	(57)
Balance at December 31, 2021	992	71	(280)	(2)	(9)	772
OCI before reclassifications	(5,465)	323	2,084	(19)	1	(3,076)
Deferred income tax benefit (expense)	1,147	(68)	(436)	3	—	646
AOCI before reclassifications, net of income tax	(3,326)	326	1,368	(18)	(8)	(1,658)
Amounts reclassified from AOCI	179	(11)	—	—	1	169
Deferred income tax benefit (expense)	(37)	2	—	—	—	(35)
Amounts reclassified from AOCI, net of income tax	142	(9)	—	—	1	134
Balance at December 31, 2022	(3,184)	317	1,368	(18)	(7)	(1,524)
OCI before reclassifications	848	(260)	(630)	8	1	(33)
Deferred income tax benefit (expense)	(178)	55	131	(2)	—	6
AOCI before reclassifications, net of income tax	(2,514)	112	869	(12)	(6)	(1,551)
Amounts reclassified from AOCI	488	(9)	—	—	1	480
Deferred income tax benefit (expense)	(102)	2	—	—	—	(100)
Amounts reclassified from AOCI, net of income tax	386	(7)	—	—	1	380
Balance at December 31, 2023	$(2,128)	$105	$869	$(12)	$(5)	$(1,171)
__________________
(1)Primarily unrealized gains (losses) on fixed maturity securities.
MTL - 89

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Equity (continued)
Information regarding amounts reclassified out of each component of AOCI was as follows:

	Years Ended December 31,
	2023	2022	2021
AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	(In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)	$(488)	$(177)	$68	Net investment gains (losses)
Net unrealized investment gains (losses)	1	—	(1)	Net investment income
Net unrealized investment gains (losses)	(1)	(2)	—	Net derivative gains (losses)
Net unrealized investment gains (losses), before income tax	(488)	(179)	67
Income tax (expense) benefit	102	37	(14)
Net unrealized investment gains (losses), net of income tax	(386)	(142)	53
Deferred gains (losses) on derivatives - cash flow hedges:
Interest rate derivatives	—	(10)	—	Net investment gains (losses)
Foreign currency exchange rate derivatives	9	21	7	Net investment gains (losses)
Gains (losses) on cash flow hedges, before income tax	9	11	7
Income tax (expense) benefit	(2)	(2)	(2)
Gains (losses) on cash flow hedges, net of income tax	7	9	5
Other	(1)	(1)	(1)	Other expenses
Total reclassifications, net of income tax	$(380)	$(134)	$57
12. Other Expenses
Information on other expenses was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
General and administrative expenses (1)	$102	$148	$42
Premium taxes, other taxes, and licenses & fees	31	25	18
Commissions and other variable expenses	30	216	34
Capitalization of DAC	(156)	(90)	(87)
Amortization of DAC and VOBA	46	39	35
Interest expense on debt	9	9	9
Other	10	(21)	(18)
Total other expenses	$72	$326	$33
__________________
(1)Includes ($19) million, $27 million and ($17) million for the years ended December 31, 2023, 2022 and 2021, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.
Capitalization of DAC and Amortization of DAC and VOBA
See Note 5 for additional information on DAC and VOBA including impacts of capitalization and amortization.
Expenses Related to Debt
See Note 10 for additional information on interest expense on debt.
MTL - 90

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Other Expenses (continued)
Affiliated Expenses
See Notes 6 and 15 for a discussion of affiliated expenses related to reinsurance and service agreement transactions, respectively, included in the table above.
13. Income Tax
The provision for income tax was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Current:
U.S. federal	$193	$90	$8
U.S. state and local	2	—	1
Non-U.S.	1	—	—
Subtotal	196	90	9
Deferred:
U.S. federal	(233)	79	155
Provision for income tax expense (benefit)	$(37)	$169	$164

The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Tax provision at U.S. statutory rate	$(30)	$161	$167
Tax effect of:
Dividend received deduction	(1)	(1)	(1)
Tax-exempt income	(4)	6	(4)
Other, net	(2)	3	2
Provision for income tax expense (benefit)	$(37)	$169	$164
MTL - 91

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
13. Income Tax (continued)
Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2023	2022
	(In millions)
Deferred income tax assets:
Policyholder liabilities and receivables	$1,077	$683
Net operating loss carryforwards (1)	4	4
Employee benefits	4	4
Net unrealized investment losses	541	767
Other	—	73
Total gross deferred income tax assets	1,626	1,531
Less: Valuation allowance	4	4
Total net deferred income tax assets	1,622	1,527
Deferred income tax liabilities:
Investments, including derivatives	1,118	1,266
Intangibles	4	6
DAC	55	16
Other	67	—
Total deferred income tax liabilities	1,244	1,288
Net deferred income tax asset (liability)	$378	$239
______________
(1)The Company has recorded a deferred tax asset of $4 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2023. U.S. state net operating loss carryforwards will expire between 2028 and 2043.
The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to MetLife, Inc. included $5 million and $33 million at December 31, 2023 and 2022, respectively.
The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions, as well as non-U.S. jurisdictions. The Company is under examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations in major taxing jurisdictions for years prior to 2017.
14. Contingencies and Commitments
Contingencies
Litigation
Various litigation, claims or assessments against the Company may arise in the course of the Company’s business. Further, state insurance regulatory and other federal and state authorities may make inquiries and conduct investigations concerning the Company’s compliance with applicable insurance and other laws and regulations.
It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. It is possible in certain cases that an adverse outcome could have a material effect upon the Company’s financial position.
On a quarterly and annual basis, management reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company’s financial statements. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.
MTL - 92

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
14. Contingencies and Commitments (continued)

Pitt v. Metropolitan Tower Life, Inc., et al. (S.D. Cal., filed April 10, 2020)
In this case initially filed as a putative class action, plaintiff alleges that the Company failed to comply with California statutes regarding lapse notice requirements for life insurance policies issued or delivered in the state. She seeks to represent a class of all past, present, and future owners and beneficiaries of the Company’s individual life insurance policies in force on or after January 1, 2013 and governed by the relevant California statutes, where the policies underwent or will undergo lapse, termination, and/or reinstatement without the Company providing written notice of an actual 60-day grace period, a 30-day notice of impending lapse and termination, and/or an annual notice of a right to designate at least one other person to receive lapse-related communications. Plaintiff seeks declaratory and injunctive relief, as well as unspecified compensatory and punitive damages, and other relief. The Court denied Plaintiff’s motion to certify the class and subsequently dismissed her individual claim. Plaintiff has appealed the dismissal of her claims but not the denial of class certification.
Commitments
Mortgage Loan Commitments
The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $455 million and $520 million at December 31, 2023 and 2022, respectively.
Commitments to Fund Private Corporate Bond Investments and Partnership Investments
The Company commits to lend funds under private corporate bond investments and partnership investments. The amounts of these unfunded commitments were $1.2 billion at both December 31, 2023 and 2022.
15. Related Party Transactions
Service Agreements
The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or its affiliates. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $133 million, $96 million and $80 million for the years ended December 31, 2023, 2022 and 2021, respectively.
The Company had net payables to affiliates, related to the items discussed above, of $44 million and $2 million at December 31, 2023 and 2022, respectively.
See Notes 6, 7 and 11 for additional information on related party transactions.
16. Subsequent Events
The Company has evaluated events subsequent to December 31, 2023, through April 4, 2024, which is the date these consolidated financial statements were available to be issued and has determined there are no material subsequent events requiring adjustments to or disclosures in the financial statements.
MTL - 93

This page is intentionally left blank.